                          Supplement Dated May 1, 2005
                                       To
                          Prospectus Dated May 1, 1995

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    VESTMET

                     Group and Individual Annuity Contracts
                 Issued by Metropolitan Life Insurance Company

This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") prospectus dated May 1, 1995 (the "Prospectus"). Please write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893 Attention: Annuities, telephone number (800) 638-7732, if you need another copy of the Prospectus.

The Prospectus describes individual and group VestMet Contracts ("Contracts") issued by Metropolitan Life Insurance Company ("MetLife"). The Contracts are no longer offered for purchase.

TABLE OF EXPENSES

The Table of Expenses on pages VM-4 and VM-5 of the Prospectus is revised to reflect the Metropolitan Fund Annual Expenses for the fiscal year ending December 31, 2004:


                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund Operating Expenses for the
  fiscal year ending December 31, 2004 (expenses that are
  deducted from the Fund's assets include management fees
  and other expenses).......................................     0.30%      0.79%
After Waiver and/or Reimbursement of Expenses (1)...........     0.29%      0.79%


Metropolitan Fund Annual Expenses for fiscal year ending December 31, 2004 (as a percentage of average net assets) (4)


                                                         B              A+B=C                            C-D=E
                                         A        OTHER EXPENSES    TOTAL EXPENSES         D         TOTAL EXPENSES
                                     MANAGEMENT       BEFORE        BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
PORTFOLIOS                              FEES       REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
----------                           ----------   ---------------   --------------   -------------   --------------
BlackRock Money Market(1)(2)(3)(5)      0.35           0.07              0.42            0.01             0.41
BlackRock Bond Income(1)(2)(3)(5)       0.40           0.06              0.46            0.00             0.46
BlackRock Diversified(2)(3)             0.44           0.06              0.50            0.00             0.50
BlackRock Investment Trust(2)(3)        0.49           0.05              0.54            0.00             0.54
MetLife Stock Index(1)                  0.25           0.05              0.30            0.01             0.29
BlackRock Aggressive Growth(2)(3)       0.73           0.06              0.79            0.00             0.79


FOOTNOTES:

1. MetLife Advisers has agreed to waive a portion of its investment management fee until at least April 30, 2006 for the following Portfolios in the percentage amounts specified below:

PORTFOLIO                                       PERCENTAGE
---------                                       ----------
MetLife Stock Index Portfolio                   0.007% on all assets
BlackRock Bond Income Portfolio                 0.025% on assets in excess of $1 billion and
                                                less than $2 billion
BlackRock Money Market Portfolio                0.345% on the first $500 million of assets
                                                and 0.335% for the next $500 million of
                                                assets

The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.

2. Effective January 31, 2005, BlackRock Advisers, Inc. became the sub-investment manager for the State Street Research Investment Trust, State Street Research Bond Income, State Street Research Diversified, State Street

Research Money Market and State Street Research Aggressive Growth Portfolios which changed their names as shown in the following table:

PRIOR PORTFOLIO NAME                            NEW PORTFOLIO NAME
--------------------                            ---------------------------------------------
State Street Research Money Market Portfolio    BlackRock Money Market Portfolio
State Street Research Bond Income Portfolio     BlackRock Bond Income Portfolio
State Street Research Investment Trust          BlackRock Investment Trust Portfolio
Portfolio                                       BlackRock Diversified Portfolio
State Street Research Diversified Portfolio     BlackRock Aggressive Growth Portfolio
State Street Aggressive Growth Portfolio

3. Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information ("SAI") for the Metropolitan Fund.


4. Certain Metropolitan Fund sub-investment managers directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Fund does not reflect these reductions or credits. See the Metropolitan Fund prospectus for more information. The tables do not reflect any voluntary waiver of investment management fees for any of the portfolios. See the SAI for more information.


5. On April 29, 2002, the State Street Research Income Portfolio of the Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the State Street Research Money Market Portfolio of the Metropolitan Fund was merged into the State Street Research Money Market Portfolio of the New England Zenith Fund.

EXAMPLE


You would bear directly or indirectly the following expenses on a $10,000 investment for the time periods indicated, assuming you surrender the Contract, do not surrender the Contract or you do not elect to annuitize and the underlying Portfolio earns a 5% annual return at the end of the applicable time period. (All early withdrawal charges have been waived by MetLife.)


                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Maximum                                                        $232     $714     $1,222     $2,614
Minimum                                                        $183     $566     $  973     $2,108

PURPOSE


The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Metropolitan Fund. It assumes that there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the table. See "Deductions and Charges," on page VM-14, for a more detailed description of the charges and expenses imposed upon the assets in the Separate Account.


WITHDRAWALS AND TRANSFERS

Substitute these paragraphs for the last four paragraphs at the end of this section:


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). None of the Monitored Portfolios are available under the Contract. We do not believe that the Portfolios available under the Contract present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


LEGAL PROCEEDINGS

Add this section after the last paragraph on page VM-22 of your last prospectus.


MetLife, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this supplement, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the Contracts.


          THIS SUPPLEMENT IS NOT VALID UNLESS PRECEDED BY THE CURRENT
            PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH
                CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

                  THIS SUPPLEMENT SHOULD BE READ AND RETAINED
                              FOR FUTURE REFERENCE
200 PARK AVENUE                                        TELEPHONE: (800) 638-7732
NEW YORK, NEW YORK

                          SUPPLEMENT DATED MAY 1, 2005
                            TO THE PROSPECTUS DATED
                                  MAY 1, 2004

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
   PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166


     This supplement updates certain information in the prospectus dated May 1, 2004, describing Preference Plus(R) Account variable annuity Contracts funded by Metropolitan Life Separate Account E. The Income Annuities are no longer available. You should read and retain this supplement for future reference. For more information, request a copy of the prospectus and the Statement of Additional Information ("SAI"), dated May 1, 2005. The SAI is considered part of this supplement as though it were included in the supplement. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the prospectus, SAI or to ask questions, write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or telephone 1-800-638-7732.


     An investment in any variable annuity involves investment risk. You could lose money you invest. Money invested is Not: a bank deposit or obligation; federally insured or guaranteed; or endorsed by any bank or other financial institution.

     The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view the complete prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if the prospectus is truthful or complete. Any representation otherwise is a criminal offense.

     This Supplement is not valid unless preceded by the current Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series prospectuses which contain additional information about each Fund. You should read these prospectuses and keep them for future reference.


     Note: Your prospectus last year contained a description of a variable income annuity named Preference Plus(R) Income Advantage. This supplement is intended to delete all references and descriptions of that annuity Contract and contains other updated material from your last prospectus.

     You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


SALOMON BROTHERS U.S. GOVERNMENT
BLACKROCK BOND INCOME
  (FORMERLY STATE STREET RESEARCH BOND INCOME)
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
PIMCO TOTAL RETURN
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES
LORD ABBETT BOND DEBENTURE
BLACKROCK DIVERSIFIED
  (FORMERLY STATE STREET RESEARCH DIVERSIFIED)
MFS TOTAL RETURN
NEUBERGER BERMAN REAL ESTATE
AMERICAN FUNDS GROWTH-INCOME
BLACKROCK LARGE CAP VALUE
  (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE)
DAVIS VENTURE VALUE
FI VALUE LEADERS
HARRIS OAKMARK LARGE CAP VALUE
HARRIS OAKMARK FOCUSED VALUE
NEUBERGER BERMAN MID CAP VALUE
  (FORMERLY NEUBERGER BERMAN PARTNERS MID CAP VALUE)
BLACKROCK INVESTMENT TRUST
  (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST)
METLIFE STOCK INDEX
MFS INVESTORS TRUST
BLACKROCK STRATEGIC VALUE
  (FORMERLY STATE STREET RESEARCH AURORA)
FI MID CAP OPPORTUNITIES
MET/AIM MID CAP CORE EQUITY
METLIFE MID CAP STOCK INDEX
FI INTERNATIONAL STOCK
HARRIS OAKMARK INTERNATIONAL
MFS RESEARCH INTERNATIONAL
MORGAN STANLEY EAFE(R) INDEX
OPPENHEIMER GLOBAL EQUITY
  (FORMERLY SCUDDER GLOBAL EQUITY)
AMERICAN FUNDS GROWTH
BLACKROCK LEGACY LARGE CAP GROWTH
  (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH)
JANUS AGGRESSIVE GROWTH
JENNISON GROWTH
  (FORMERLY MET/PUTNAM VOYAGER)
OPPENHEIMER CAPITAL APPRECIATION
T. ROWE PRICE LARGE CAP GROWTH
LOOMIS SAYLES SMALL CAP
RUSSELL 2000(R) INDEX
BLACKROCK AGGRESSIVE GROWTH
  (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH)
T. ROWE PRICE MID-CAP GROWTH
FRANKLIN TEMPLETON SMALL CAP GROWTH
MET/AIM SMALL CAP GROWTH
T. ROWE PRICE SMALL CAP GROWTH
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
RCM GLOBAL TECHNOLOGY
  (FORMERLY PIMCO PEA INNOVATION)

                          ASSET ALLOCATION PORTFOLIOS

METLIFE CONSERVATIVE ALLOCATION
METLIFE CONSERVATIVE TO MODERATE ALLOCATION
METLIFE MODERATE ALLOCATION

METLIFE MODERATE TO AGGRESSIVE ALLOCATION
METLIFE AGGRESSIVE ALLOCATION

IMPORTANT TERMS YOU SHOULD KNOW

ANNUITY PURCHASE RATE

     Delete this term from this section in your last prospectus:

ASSUMED INVESTMENT RETURN (AIR)

     Substitute this term for the one in your last prospectus:


     Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account or Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee for Deferred Annuities.......................        None
  Surrender Fee for Deferred Annuities......................        None
  Income Annuity Contract Fee (2)...........................        $350
  Transfer Fee..............................................        None

(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%

  THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

(2) THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY FOR MORE THAN TWO YEARS.
--------------------------------------------------------------------------------

    The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee for Deferred Annuities (3)..................................................     None
Separate Account Charge (as a percentage of your average account value) (4)
  General Administrative Expenses Charge........................................................     .50%
  Mortality and Expense Risk Charge.............................................................     .75%
  Total Separate Account Annual Charge..................  Current and Maximum Guaranteed Charge:    1.25%

(3) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.


(4) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISION TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES.

--------------------------------------------------------------------------------

    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund, Met Investors Fund and
  American Funds Operating Expenses for the fiscal year
  ending December 31, 2004 (expenses that are deducted from
  these Funds' assets include management fees, distribution
  fees
  (12b-1 fees) and other expenses)..........................     0.30%      1.18%
After Waiver and/or Reimbursement of Expenses (5)(6)........     0.29%      1.18%

(5) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2006, THE FOLLOWING
    PERCENTAGES: 1.25 % FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), .90 % FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO (CLASS E), 1.20 % FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS E), 1.00 % FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 1.05 % FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), .90 % FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10 % FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND .90 % FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. EXPENSES FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO HAVE BEEN RESTATED TO REFLECT THE TERMS OF THE EXPENSE LIMITATION AGREEMENT. EXPENSES FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND THE RCM GLOBAL TECHNOLOGY PORTFOLIO HAVE BEEN RESTATED TO REFLECT MANAGEMENT FEE REDUCTIONS THAT BECAME EFFECTIVE MAY 1, 2005. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



(6) PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
BLACKROCK LARGE CAP VALUE PORTFOLIO (CLASS E)                    1.10
MFS INVESTORS TRUST PORTFOLIO                                    1.00
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2006. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

     METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS
     INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2006 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

                         PORTFOLIO                                        WAIVED PERCENTAGE
                         ---------                            -----------------------------------------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                   0.05% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                  0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                      0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                              0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                    0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                             0.007% ON ALL ASSETS
BLACKROCK BOND INCOME PORTFOLIO                                0.025% ON ASSETS IN EXCESS OF $1 BILLION
                                                                               AND LESS THAN $2 BILLION
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                      0.015% ON THE FIRST $50 MILLION OF ASSETS

     THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE
     INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                            C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                  A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004       MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (8)       FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio...................                   0.55         0.00         0.09             0.64
BlackRock Bond Income
  Portfolio (6)(7)(10)(18)....                   0.40         0.00         0.06             0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (6)...............                   0.25         0.00         0.07             0.32
Salomon Brothers Strategic Bond
  Opportunities Portfolio.....                   0.65         0.00         0.12             0.77
BlackRock Diversified Portfolio (7)(18)...       0.44         0.00         0.06             0.50
MFS Total Return Portfolio (Class E) (9)...      0.50         0.15         0.14             0.79
BlackRock Large Cap Value Portfolio (Class
  E) (6)(7)(9)(18)............                   0.70         0.15         0.23             1.08
Davis Venture Value Portfolio (7)...             0.72         0.00         0.06             0.78
FI Value Leaders Portfolio (Class
  E) (7)(9)...................                   0.66         0.15         0.08             0.89
Harris Oakmark Large Cap Value
  Portfolio (7)...............                   0.73         0.00         0.06             0.79
Harris Oakmark Focused Value
  Portfolio (7)...............                   0.73         0.00         0.05             0.78
Neuberger Berman Mid Cap Value
  Portfolio (7)...............                   0.68         0.00         0.08             0.76
BlackRock Investment Trust
  Portfolio (7)(18)...........                   0.49         0.00         0.05             0.54
MetLife Stock Index Portfolio (6)...             0.25         0.00         0.05             0.30
MFS Investors Trust Portfolio (6)(14)...         0.75         0.00         0.22             0.97
BlackRock Strategic Value
  Portfolio (7)(18)...........                   0.83         0.00         0.06             0.89
FI Mid Cap Opportunities
  Portfolio (7)(15)...........                   0.68         0.00         0.07             0.75
MetLife Mid Cap Stock Index
  Portfolio (6)...............                   0.25         0.00         0.10             0.35
FI International Stock Portfolio (7)(16)...      0.86         0.00         0.22             1.08
Morgan Stanley EAFE(R) Index
  Portfolio (6)...............                   0.30         0.00         0.29             0.59
Oppenheimer Global Equity
  Portfolio (7)(20)...........                   0.62         0.00         0.19             0.81
BlackRock Legacy Large Cap Growth Portfolio
  (Class E) (7)(9)(18)........                   0.74         0.15         0.06             0.95
Jennison Growth Portfolio (7)(19)...             0.65         0.00         0.06             0.71
T. Rowe Price Large Cap Growth
  Portfolio (6)(7)............                   0.62         0.00         0.12             0.74
Loomis Sayles Small Cap Portfolio (6)(7)...      0.90         0.00         0.08             0.98
Russell 2000(R) Index Portfolio (6)...           0.25         0.00         0.12             0.37
BlackRock Aggressive Growth
  Portfolio (7)(18)...........                   0.73         0.00         0.06             0.79
Franklin Templeton Small Cap Growth
  Portfolio (6)(7)............                   0.90         0.00         0.25             1.15
T. Rowe Price Small Cap Growth
  Portfolio (7)...............                   0.52         0.00         0.08             0.60

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2004        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (8)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
Salomon Brothers U.S. Government
  Portfolio...................                    0.00           0.64
BlackRock Bond Income
  Portfolio (6)(7)(10)(18)....                    0.00           0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (6)...............                    0.01           0.31
Salomon Brothers Strategic Bond
  Opportunities Portfolio.....                    0.00           0.77
BlackRock Diversified Portfolio (7)(18)...        0.00           0.50
MFS Total Return Portfolio (Class E) (9)...       0.00           0.79
BlackRock Large Cap Value Portfolio (Class
  E) (6)(7)(9)(18)............                    0.00           1.08
Davis Venture Value Portfolio (7)...              0.00           0.78
FI Value Leaders Portfolio (Class
  E) (7)(9)...................                    0.00           0.89
Harris Oakmark Large Cap Value
  Portfolio (7)...............                    0.00           0.79
Harris Oakmark Focused Value
  Portfolio (7)...............                    0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio (7)...............                    0.00           0.76
BlackRock Investment Trust
  Portfolio (7)(18)...........                    0.00           0.54
MetLife Stock Index Portfolio (6)...              0.01           0.29
MFS Investors Trust Portfolio (6)(14)...          0.00           0.97
BlackRock Strategic Value
  Portfolio (7)(18)...........                    0.00           0.89
FI Mid Cap Opportunities
  Portfolio (7)(15)...........                    0.00           0.75
MetLife Mid Cap Stock Index
  Portfolio (6)...............                    0.01           0.34
FI International Stock Portfolio (7)(16)...       0.00           1.08
Morgan Stanley EAFE(R) Index
  Portfolio (6)...............                    0.01           0.58
Oppenheimer Global Equity
  Portfolio (7)(20)...........                    0.00           0.81
BlackRock Legacy Large Cap Growth Portfolio
  (Class E) (7)(9)(18)........                    0.00           0.95
Jennison Growth Portfolio (7)(19)...              0.00           0.71
T. Rowe Price Large Cap Growth
  Portfolio (6)(7)............                    0.00           0.74
Loomis Sayles Small Cap Portfolio (6)(7)...       0.05           0.93
Russell 2000(R) Index Portfolio (6)...            0.01           0.36
BlackRock Aggressive Growth
  Portfolio (7)(18)...........                    0.00           0.79
Franklin Templeton Small Cap Growth
  Portfolio (6)(7)............                    0.00           1.15
T. Rowe Price Small Cap Growth
  Portfolio (7)...............                    0.00           0.60


                                                           C             A+B+C=D
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES
                                MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.25             0.35
MetLife Conservative to
  Moderate Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.08             0.18
MetLife Moderate Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.05             0.15
MetLife Moderate to Aggressive
  Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.06             0.16
MetLife Aggressive Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.19             0.29


                                                                                                   TOTAL EXPENSES FOR
                                                          D-E=F             TOTAL EXPENSES         THE PORTFOLIO AND
                                        E            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                     WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
ASSET ALLOCATION PORTFOLIOS       REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (6)(22)...........        0.25                0.10                   0.65                     0.75
MetLife Conservative to
  Moderate Allocation
  Portfolio (6)(22)...........        0.08                0.10                   0.67                     0.77
MetLife Moderate Allocation
  Portfolio (6)(22)...........        0.05                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation
  Portfolio (6)(22)...........        0.06                0.10                   0.72                     0.82
MetLife Aggressive Allocation
  Portfolio (6)(22)...........        0.19                0.10                   0.74                     0.84

                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...............     0.50      0.00         0.07             0.57
Lord Abbett Bond Debenture
  Portfolio (5)(7)(10).....................     0.52      0.00         0.06             0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (5)(7)(9)......................     0.70      0.15         0.06             0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(7)(9)(17)..................     0.73      0.15         0.10             0.98
Harris Oakmark International Portfolio
  (Class E) (5)(7)(9)(11)(17)..............     0.84      0.15         0.15             1.14
MFS Research International
  Portfolio (5)(7)(17).....................     0.77      0.00         0.29             1.06
Janus Aggressive Growth
  Portfolio (5)(7)(13)(17).................     0.68      0.00         0.14             0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (5)(7)(9)(17)..................     0.60      0.15         0.10             0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(12)(17)....................     0.75      0.00         0.15             0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(7)(9)(17).........................     0.90      0.15         0.13             1.18
RCM Global Technology
  Portfolio (5)(7)(21).....................     0.90      0.00         0.01             0.91

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2004        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (9)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...............       0.00           0.57
Lord Abbett Bond Debenture
  Portfolio (5)(7)(10).....................       0.00           0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (5)(7)(9)......................       0.00           0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(7)(9)(17)..................       0.00           0.98
Harris Oakmark International Portfolio
  (Class E) (5)(7)(9)(11)(17)..............       0.00           1.14
MFS Research International
  Portfolio (5)(7)(17).....................       0.00           1.06
Janus Aggressive Growth
  Portfolio (5)(7)(13)(17).................       0.00           0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (5)(7)(9)(17)..................       0.00           0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(12)(17)....................       0.00           0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(7)(9)(17).........................       0.00           1.18
RCM Global Technology
  Portfolio (5)(7)(21).....................       0.00           0.91

                                                                              C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                 A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004           MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (7)(8)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio...             0.29      0.25         0.02             0.56
American Funds Growth Portfolio...                    0.35      0.25         0.01             0.61
American Funds Global Small Capitalization
  Portfolio.................                          0.77      0.25         0.04             1.06

                                                                      D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                   E        TOTAL EXPENSES
for fiscal year ending December 31, 2004              WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (7)(8)(9)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio...               0.00           0.56
American Funds Growth Portfolio...                      0.00           0.61
American Funds Global Small Capitalization
  Portfolio.................                            0.00           1.06

(7) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.


(8) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION. THE TABLES DO NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT MANAGEMENT FEES FOR ANY OF THE PORTFOLIOS. SEE THE SAI FOR MORE INFORMATION.


(9) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

(10) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

(11) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

(12) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

(13) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

(14) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

(15) PRIOR TO THE OPENING ON BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES PORTFOLIO WAS MERGED INTO THE JANUS MID CAP
     PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

(16) ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY
     BECAME THE SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

(17) FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                           0.07
JANUS AGGRESSIVE GROWTH PORTFOLIO                                0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.05
MET/AIM MID CAP CORE EQUITY PORTFOLIO                            0.04
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                           0.02
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.12
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.04

(18) EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

                PRIOR PORTFOLIO NAME                           NEW PORTFOLIO NAME
                --------------------                           ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO       BLACKROCK AGGRESSIVE GROWTH
                                                        PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO                  BLACKROCK STRATEGIC VALUE
                                                        PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO             BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO             BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO        BLACKROCK INVESTMENT TRUST
                                                        PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO        BLACKROCK LEGACY LARGE CAP GROWTH
                                                        PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO         BLACKROCK LARGE CAP VALUE
                                                        PORTFOLIO

(19) PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

(20) ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

(21) ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE
     SUB-INVESTMENT MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.


(22) THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THESE PORTFOLIOS WILL BEGIN OPERATIONS ON OR ABOUT MAY 1, 2005. THE EXPENSE INFORMATION IN THE FEE TABLE IS AN ESTIMATE OF THE PORTFOLIOS' EXPENSES THROUGH DECEMBER 31, 2005. THE TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT FOR UNDERLYING PORTFOLIOS INCLUDES THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS. THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIO (BEFORE APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS
     ARE: 1.00% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.85% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 0.85% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.88% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 1.04% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

EXAMPLES

     The examples are intended to help you compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

     EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

      -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

      --   reimbursement and/or waiver of expenses was not in effect;

      -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

      --   the underlying Portfolio earns a 5% annual return; and

      -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                   1          3              5              10
                                                                  YEAR      YEARS          YEARS          YEARS
----------------------------------------------------------------------------------------------------------------
Maximum.....................................................      $893      $1,245         $1,592         $2,753
Minimum.....................................................      $811      $  989         $1,143         $1,839

     EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

      -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

      --   reimbursement and/or waiver of expenses was not in effect;

      -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

      --   the underlying Portfolio earns a 5% annual return; and

      -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $879         $1,202         $1,517         $2,753
Minimum...................................................      $158         $  489         $  843         $1,839

     EXAMPLE 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

      -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

      --   reimbursement and/or waiver of expenses was not in effect;

      -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

      --   the underlying Portfolio earns a 5% annual return;

      --   you bear the Income Annuity Contract Fee; and

      -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                                 1              3              5              10
                                                                YEAR          YEARS          YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum..................................................      $1,229         $1,552         $1,867         $3,103
Minimum..................................................      $  508         $  839         $1,193         $2,189

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

(For an accumulation unit outstanding throughout the period)

    These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division
  (h)......................................... 2004      $ 16.14          $ 16.42          2,389
                                               2003        16.07            16.14          3,166
                                               2002        15.07            16.07          3,844
                                               2001        14.30            15.07          1,179

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Bond Income Division (c)............ 2004        24.52            25.29          9,471
                                               2003        23.46            24.52         15,377
                                               2002        21.93            23.46         17,570
                                               2001        20.49            21.93         18,441
                                               2000        18.65            20.49         16,397
                                               1999        19.33            18.65         18,535
                                               1998        17.89            19.33         20,060
                                               1997        16.49            17.89         16,307
                                               1996        16.12            16.49         16,604
                                               1995        13.65            16.12         15,252


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Lehman Brothers(R) Aggregate Bond Index
  Division (e)................................ 2004        12.83            13.19         17,350
                                               2003        12.53            12.83         20,045
                                               2002        11.51            12.53         20,058
                                               2001        10.85            11.51         17,519
                                               2000         9.86            10.85         11,149
                                               1999        10.12             9.86          7,735
                                               1998        10.00            10.12            793


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


PIMCO Total Return Division (h)............... 2004      $ 11.78          $ 12.25          6,968
                                               2003        11.41            11.78          9,778
                                               2002        10.55            11.41          8,941
                                               2001        10.00            10.55          2,743

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division (h)................................ 2004        19.53            20.56          1,947
                                               2003        17.55            19.53          2,157
                                               2002        16.22            17.55          1,216
                                               2001        15.37            16.22            494

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division (b)(d).... 2004        12.57            13.47          3,989
                                               2003        10.65            12.57          5,372
                                               2002        10.65            10.65          4,922
                                               2001        10.93            10.65          5,375
                                               2000        11.17            10.93          5,291
                                               1999         9.60            11.17          4,708
                                               1998        10.51             9.60          3,882
                                               1997        10.00            10.51          2,375


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Diversified Division................ 2004        27.16            29.10         31,316
                                               2003        22.81            27.16         48,133
                                               2002        26.81            22.81         53,831
                                               2001        28.98            26.81         66,375
                                               2000        29.04            28.98         72,259
                                               1999        27.05            29.04         75,126
                                               1998        22.89            27.05         73,897
                                               1997        19.22            22.89         62,604
                                               1996        17.00            19.22         52,053
                                               1995        13.55            17.00         42,712


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


MFS Total Return Division (k)................. 2004      $ 10.04          $ 10.94            425


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

          Year End Accumulation Unit Value


Neuberger Berman Real Estate Division (k)..... 2004        10.00            12.86          1,211


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Growth-Income Division (h)..... 2004        92.67           101.01          1,516
                                               2003        70.85            92.67          1,753
                                               2002        87.85            70.85          1,163
                                               2001        86.74            87.85            404

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Large Cap Value Division (f)........ 2004        10.61            11.87          1,189
                                               2003         7.93            10.61            856
                                               2002        10.00             7.93            284

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Davis Venture Value Division (a).............. 2004        28.84            32.01          2,161
                                               2003        22.32            28.84          2,515
                                               2002        27.02            22.32          2,269
                                               2001        30.79            27.02          2,072
                                               2000        30.19            30.79            917

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


FI Value Leaders Division (f)................. 2004      $ 23.83          $ 26.73            221
                                               2003        19.04            23.83            176
                                               2002        23.06            19.04             40

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division (e)... 2004        12.18            13.41         13,378
                                               2003         9.83            12.18         18,737
                                               2002        11.60             9.83         19,479
                                               2001         9.92            11.60         16,415
                                               2000         8.93             9.92          4,947
                                               1999         9.71             8.93          3,631
                                               1998        10.00             9.71            386


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (h)..... 2004        31.62            34.33          3,829
                                               2003        24.13            31.62          5,303
                                               2002        26.80            24.13          5,044
                                               2001        21.38            26.80          2,800

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Neuberger Berman Mid Cap Value Division (e)... 2004        18.29            22.20          7,073
                                               2003        13.56            18.29          9,002
                                               2002        15.20            13.56          9,180
                                               2001        15.78            15.20          9,094
                                               2000        12.46            15.78          7,506
                                               1999        10.73            12.46          2,438
                                               1998        10.00            10.73            297


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


BlackRock Investment Trust Division........... 2004      $ 28.61          $ 31.33         23,745
                                               2003        22.24            28.61         42,947
                                               2002        30.49            22.24         47,435
                                               2001        37.20            30.49         57,292
                                               2000        40.14            37.20         62,971
                                               1999        34.30            40.14         64,026
                                               1998        27.10            34.30         64,053
                                               1997        21.37            27.10         60,102
                                               1996        17.71            21.37         49,644
                                               1995        13.47            17.71         38,047


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MetLife Stock Index Division.................. 2004        33.38            36.44         46,396
                                               2003        26.36            33.38         69,963
                                               2002        34.37            26.36         73,961
                                               2001        39.62            34.37         80,855
                                               2000        44.24            39.62         83,765
                                               1999        37.08            44.24         79,702
                                               1998        29.28            37.08         71,204
                                               1997        22.43            29.28         58,817
                                               1996        18.52            22.43         43,141
                                               1995        13.70            18.52         29,883


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


MFS Investors Trust Division (h).............. 2004         7.92             8.71            874
                                               2003         6.58             7.92            848
                                               2002         8.35             6.58            796
                                               2001        10.06             8.35            494

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
BlackRock Strategic Value Division (a)........ 2004      $ 16.17          $ 18.42         13,749
                                               2003        10.90            16.17         18,572
                                               2002        14.03            10.90         18,446
                                               2001        12.25            14.03         14,487
                                               2000        10.00            12.25          4,095
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (b)(j)...... 2004        14.83            17.17         22,357
                                               2003        11.16            14.83         38,331
                                               2002        15.91            11.16         42,962
                                               2001        25.71            15.91         52,028
                                               2000        37.86            25.71         57,546
                                               1999        17.19            37.86         44,078
                                               1998        12.69            17.19         19,031
                                               1997        10.00            12.69          7,417


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


Met/AIM Mid Cap Core Equity Division (f)...... 2004        12.11            13.69            738
                                               2003         9.70            12.11            799
                                               2002        11.41             9.70            342


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division (a)...... 2004        11.61            13.31          6,734
                                               2003         8.71            11.61         11,376
                                               2002        10.36             8.71         10,596
                                               2001        10.62            10.36          8,080
                                               2000        10.00            10.62          5,493

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


FI International Stock Division............... 2004      $ 13.26          $ 15.48          5,447
                                               2003        10.49            13.26         11,727
                                               2002        12.87            10.49         13,031
                                               2001        16.41            12.87         13,984
                                               2000        18.49            16.41         13,980
                                               1999        16.07            18.49         13,052
                                               1998        13.28            16.07         14,330
                                               1997        13.77            13.28         15,865
                                               1996        14.19            13.77         17,780
                                               1995        14.25            14.19         17,553


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


Harris Oakmark International Division (f)..... 2004        11.82            14.09          1,330
                                               2003         8.86            11.82            595
                                               2002        10.61             8.86             42


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

MFS Research International Division (h)....... 2004         9.96            11.78            873
                                               2003         7.63             9.96            973
                                               2002         8.73             7.63            830
                                               2001        10.00             8.73            409
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division (e)..... 2004         9.73            11.50          7,397
                                               2003         7.16             9.73         12,719
                                               2002         8.69             7.16         12,545
                                               2001        11.25             8.69         11,012
                                               2000        13.31            11.25          8,034
                                               1999        10.79            13.31          3,869
                                               1998        10.00            10.79            342

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Division (b)........ 2004      $ 13.22          $ 15.20          5,109
                                               2003        10.26            13.22         10,017
                                               2002        12.37            10.26         10,868
                                               2001        14.93            12.37         12,091
                                               2000        15.36            14.93         11,687
                                               1999        12.43            15.36          9,323
                                               1998        10.85            12.43          7,712
                                               1997        10.00            10.85          4,826

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


American Funds Growth Division (h)............ 2004       119.08           132.30          1,306
                                               2003        88.13           119.08          1,483
                                               2002       118.11            88.13            925
                                               2001       146.13           118.11            383


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


BlackRock Legacy Large Cap Growth Division
  (k)......................................... 2004        10.08            11.06            100


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

          Year End Accumulation Unit Value


Janus Aggressive Growth Division (g)(h)....... 2004         6.82             7.33          1,095
                                               2003         5.32             6.82          1,650
                                               2002         7.76             5.32          1,511
                                               2001        10.00             7.76          1,023

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Met/Putnam Voyager Division (a)(j)............ 2004      $  4.32          $  4.48          3,425
                                               2003         3.47             4.32          6,160
                                               2002         4.95             3.47          5,946
                                               2001         7.24             4.95          5,527
                                               2000         9.82             7.24          2,555

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (e)... 2004        11.38            12.36          6,879
                                               2003         8.81            11.38         10,543
                                               2002        11.62             8.81         10,694
                                               2001        13.06            11.62         12,077
                                               2000        13.29            13.06         12,475
                                               1999        11.01            13.29          3,394
                                               1998        10.00            11.01            407


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

Loomis Sayles Small Cap Division (a).......... 2004        24.00            27.58            584
                                               2003        17.81            24.00            812
                                               2002        22.99            17.81            759
                                               2001        25.53            22.99            654
                                               2000        25.79            25.53            353
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

Russell 2000(R) Index Division (e)............ 2004        13.69            15.92          6,555
                                               2003         9.49            13.69         10,958
                                               2002        12.08             9.49         10,366
                                               2001        12.13            12.08          9,632
                                               2000        12.76            12.13          9,113
                                               1999        10.53            12.76          5,395
                                               1998        10.00            10.53            598

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth Division.......... 2004      $ 24.88          $ 27.76         13,489
                                               2003        17.89            24.88         25,244
                                               2002        25.42            17.89         27,179
                                               2001        33.76            25.42         31,091
                                               2000        37.01            33.76         33,051
                                               1999        28.12            37.01         31,947
                                               1998        25.05            28.12         38,975
                                               1997        23.77            25.05         43,359
                                               1996        22.35            23.77         43,962
                                               1995        17.47            22.35         33,899

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division (h)..... 2004         6.31             7.37          2,821
                                               2003         4.66             6.31          3,464
                                               2002         8.43             4.66          2,343
                                               2001        10.00             8.43          1,519


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth Division
(h)........................................... 2004         8.99             9.89          1,461
                                               2003         6.28             8.99          2,000
                                               2002         8.81             6.28          1,420
                                               2001        10.00             8.81            769
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (f)......... 2004        11.69            12.30            245
                                               2003         8.51            11.69            317
                                               2002        11.25             8.51            130


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


T. Rowe Price Small Cap Growth Division (b)... 2004      $ 12.34          $ 13.54          8,922
                                               2003         8.87            12.34         15,892
                                               2002        12.25             8.87         16,729
                                               2001        13.64            12.25         18,643
                                               2000        15.19            13.64         19,423
                                               1999        12.02            15.19         14,007
                                               1998        11.76            12.02         13,119
                                               1997        10.00            11.76          6,932

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division (h)................................ 2004        16.52            19.72          2,515
                                               2003        10.90            16.52          2,336
                                               2002        13.63            10.90          1,291
                                               2001        15.83            13.63            549

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

RCM Global Technology Division (h)............ 2004         5.66             5.35          4,304
                                               2003         3.63             5.66          6,380
                                               2002         7.44             3.63          2,785
                                               2001        10.00             7.44          2,036
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

----------------------------------------

(a)  Inception Date: July 5, 2000.
(b)  Inception Date: March 3, 1997.
(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)  Inception Date: November 9, 1998.
(f)  Inception date: May 1, 2002.
(g) The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003.
     Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(h)  Inception Date: May 1, 2001.
(i)  The investment division with the name FI Mid Cap
     Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004, is that of the Janus Mid Cap Division.
(j) The assets in this investment division were merged into Jennison Growth Division prior to opening of business on May
     2, 2005. This investment division is no longer available.
(k)  Inception Date: May 1, 2004.

                                    METLIFE

     Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve individuals in approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Taiwan and Uruguay.

                               METROPOLITAN LIFE
                               SEPARATE ACCOUNT E

     We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Deferred and Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


     The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES

     There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

     The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

     Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.

AN INCOME ANNUITY

     Substitute these sentences for the last sentence in this section in your last prospectus:

     The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

     The Income Annuities are no longer available.

                            YOUR INVESTMENT CHOICES

     The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following Portfolios: FI Value Leaders, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, MFS Total Return, BlackRock Legacy Large Cap Growth and BlackRock Large Cap Value, which are all Class E.

     The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.


     The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.


     Starting with the most conservative Portfolio, the first group of investment choices is listed in the approximate risk relationship among each available Portfolio in the first group, with all those within the same investment style listed in alphabetical order. The second group of investment choices, the asset allocation portfolios, is also listed in order of risk. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

Salomon Brothers U.S. Government Portfolio                    Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity
BlackRock Bond Income Portfolio                               Seeks competitive total return primarily from investing in fixed-income securities
Lehman Brothers(R) Aggregate Bond Index Portfolio             Seeks to equal the performance of the Lehman Brothers
                                                              Aggregate Bond Index
PIMCO Total Return Portfolio                                  Seeks maximum total return, consistent with the preservation of capital and prudent investment management
Salomon Brothers Strategic Bond Opportunities Portfolio       Seeks to maximize total return consistent with preservation of capital
Lord Abbett Bond Debenture Portfolio                          Seeks high current income and the opportunity for capital
                                                              appreciation to produce a high total return
BlackRock Diversified Portfolio                               Seeks high total return while attempting to limit investment risk and preserve capital
MFS Total Return Portfolio                                    Seeks a favorable total return through investment in a
                                                              diversified portfolio
Neuberger Berman Real Estate Portfolio                        Seeks to provide total return through investment in real
                                                              estate securities, emphasizing both capital appreciation and current income
American Funds Growth-Income Portfolio                        Seeks both capital appreciation and income
BlackRock Large Cap Value Portfolio                           Seeks long-term growth of capital
Davis Venture Value Portfolio                                 Seeks growth of capital
FI Value Leaders Portfolio                                    Seeks long-term growth of capital

Harris Oakmark Large Cap Value Portfolio                      Seeks long-term capital appreciation
Harris Oakmark Focused Value Portfolio                        Seeks long-term capital appreciation
Neuberger Berman Mid Cap Value Portfolio                      Seeks capital growth
BlackRock Investment Trust Portfolio                          Seeks long-term growth of capital and income
MetLife Stock Index Portfolio                                 Seeks to equal the performance of the Standard & Poor's(R)
                                                              500 Composite Stock Price Index
MFS Investors Trust Portfolio                                 Seeks long-term growth of capital with a secondary objective to seek reasonable current income
BlackRock Strategic Value Portfolio                           Seeks high total return, consisting principally of capital appreciation
FI Mid Cap Opportunities Portfolio                            Seeks long-term growth of capital
Met/AIM Mid Cap Core Equity Portfolio                         Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio                         Seeks to equal the performance of the Standard & Poor's(R)
                                                              MidCap 400 Composite Stock Price Index
FI International Stock Portfolio                              Seeks long-term growth of capital
Harris Oakmark International Portfolio                        Seeks long-term capital appreciation
MFS Research International Portfolio                          Seeks capital appreciation
Morgan Stanley EAFE(R) Index Portfolio                        Seeks to equal the performance of the MSCI EAFE Index
Oppenheimer Global Equity Portfolio                           Seeks capital appreciation
American Funds Growth Portfolio                               Seeks capital appreciation through stocks
BlackRock Legacy Large Cap Growth Portfolio                   Seeks long-term growth of capital
Janus Aggressive Growth Portfolio                             Seeks long-term growth of capital
Jennison Growth Portfolio                                     Seeks long-term growth of capital
Oppenheimer Capital Appreciation Portfolio                    Seeks capital appreciation
T. Rowe Price Large Cap Growth Portfolio                      Seeks long-term growth of capital and, secondarily, dividend income
Loomis Sayles Small Cap Portfolio                             Seeks long-term capital growth from investments in common
                                                              stocks or other equity securities
Russell 2000(R) Index Portfolio                               Seeks to equal the return of the Russell 2000 Index
BlackRock Aggressive Growth Portfolio                         Seeks maximum capital appreciation
T. Rowe Price Mid-Cap Growth Portfolio                        Seeks to provide long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio                 Seeks long-term capital growth
Met/AIM Small Cap Growth Portfolio                            Seeks long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio                      Seeks long-term capital growth
American Funds Global Small Capitalization Portfolio          Seeks capital appreciation through stocks
RCM Global Technology Portfolio                               Seeks capital appreciation; no consideration is given to
                                                              income
                                               ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation Portfolio                     Seeks a high level of current income, with growth of capital a secondary objective
MetLife Conservative to Moderate Allocation Portfolio         Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio                         Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                              capital
MetLife Moderate to Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Aggressive Allocation Portfolio                       Seeks growth of capital


     While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.


     The degree of investment risk you assume will depend on the investment divisions you choose. We have listed the first group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order. Your second group of choices, the asset allocation portfolios, is also listed in risk order.

     Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


     * Your employer, association or other group contract holder limits the available investment divisions.

     *  We have restricted the available investment divisions.


     The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.


     The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.


     The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund and American Funds.

     In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

     Information about the payments we receive or make with regard to the Portfolios can be found later in this prospectus in the section under the "Who Sells the Deferred and Income Annuities" heading.


     We select the Portfolios offered through the Contracts based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described later in this prospectus. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers/reallocations of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners/participants. We do not provide investment advice and do not recommend or endorse any particular Portfolio.


                               DEFERRED ANNUITIES

AUTOMATED INVESTMENT STRATEGIES (Updated from your last prospectus.)

     THE EQUITY GENERATOR(SM): Substitute "BlackRock Aggressive Growth" for "State Street Research Aggressive Growth".

     THE EQUALIZER(SM): Substitute "BlackRock Aggressive Growth" for "State Street Aggressive Growth".

     THE INDEX SELECTOR(SM): Delete the second paragraph from this section of your last prospectus and insert the following paragraphs:

     In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

     We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

TRANSFERS

     Substitute this section for the one in your last prospectus:

     You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account.


     You may transfer money within your Contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.


     For us to process a transfer, you must tell us:

     *  The percentage or dollar amount of the transfer;

     * The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

     * The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

     * Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


     Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



     We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



     The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts.



     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



     In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



     In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


     Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

  WE MAY REQUIRE YOU TO:

     *  Use our forms;

     * Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

     * Transfer a minimum amount if the transfer is in connection with the Allocator.

FREE LOOK

     Add this paragraph to this section in your last prospectus:

     Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those contractholders who are interested in receiving more information about the exchange offer should contact their representative.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

     Substitute this paragraph for the last paragraph in this section in your last prospectus:


     Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.


MINIMUM SIZE OF YOUR INCOME PAYMENT

     This section has been moved from the "Pay-Out Options (or Income Options)" section to the end of the "Income Payment Types" section in your last prospectus.

                                INCOME ANNUITIES

     Substitute this section for the one in your last prospectus:

     Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuities are no longer available.

     We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

     Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

    *  Non-Qualified                   *  Roth IRA                        *  SIMPLE IRA
    *  Traditional IRA                 *  SEP IRA

     If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, ROTH IRAs, 401(k)s, Keoghs, 401(a)s, 403(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

     If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

     Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

     There are three people who are involved in payments under your Income
Annuity:

     Many times, the Owner and the Annuitant are the same person.

     * Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

     * Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

     * Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

     You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.


     Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:


When deciding how to receive income, consider:

     *  The amount of income you need;

     *  The amount you expect to receive from other sources;

     *  The growth potential of other investments; and

     *  How long you would like your income to last.

     LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

     LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

     LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

     LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

     LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

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



     LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

     INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

OPTIONAL TWO YEAR WITHDRAWAL FEATURE

     Delete this section from your last prospectus.

THE VALUE OF YOUR INCOME PAYMENTS

     Substitute this section for the one in your last prospectus:

ANNUITY UNITS

     Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR


     The AIR is stated in your Contract and may range from 3% to 6%.



     Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


     The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

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

VALUATION

     This is how we calculate the Annuity Unit Value for each investment division:


     * First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


     * Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

     * Then, we divide by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     *  Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

     Delete this section from your last prospectus and add this section:

REALLOCATIONS

     You can reallocate among the investment divisions or the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions.


     Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.


     For us to process a reallocation, you must tell us:

     *  The percentage of the income payment to be reallocated;

     * The investment divisions from which you want the income payment to be reallocated; and

     * The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.


     Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



     We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios,


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


we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



     The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts.



     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



     In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



     In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


     Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

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

STANDARD WITHDRAWAL FEATURE

Delete this section from your last prospectus:

CONTRACT FEE

Substitute this section for the one in your last prospectus:

     If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

     A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping.

CHARGES

     Substitute this section for the one in your last prospectus:

     There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

     *  Insurance-related charge; and

     *  Investment-related charge.

  INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

     You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

     The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

     General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

     The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

     We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

  INVESTMENT-RELATED CHARGE

     This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities (Class B and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

                              GENERAL INFORMATION

ADMINISTRATION

     All transactions will be processed in the manner described below.

  PURCHASE PAYMENTS

     Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

     Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

     Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

     * On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     *  After the close of the Exchange.

     In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

     We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

     Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

  CONFIRMING TRANSACTIONS

     You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

  PROCESSING TRANSACTIONS

     We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

     If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

  BY TELEPHONE OR INTERNET

     You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

     *  Account Balance

     *  Unit Values

     *  Current rates for the Fixed Interest Account

     *  Transfers

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

     *  Changes to investment strategies

     *  Changes in the allocation of future purchase payments.

     For your Deferred Annuity in the pay-out phase or Income Annuity, you may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

     Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

     We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

     Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

     * any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

     * any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

  AFTER YOUR DEATH

     If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

  THIRD PARTY REQUESTS

     Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

  VALUATION -- SUSPENSION OF PAYMENTS

     We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

     When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

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

     We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/ reallocation when:

     * rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     * during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

     We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

     YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

     CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

     AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

     For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

     We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

     We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

     We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

     Past performance is no guarantee of future results.

     We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

     We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

     Historical performance information should not be relied on as a guarantee of future performance results.

     We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges.

     An illustration should not be relied upon as a guarantee of future results.

     Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

     We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

     *  To operate the Separate Account in any form permitted by law.

     * To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

     * To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

     * To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


     * To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.


     * To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

     If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

     Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

     We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

     There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

     *  The shares for which voting instructions are received, and

     *  The shares that are voted in proportion to such voting instructions.

     However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

     Substitute this section for the one in your last prospectus:


     All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. They also may be sold through the mail or over the Internet.



     The licensed sales representatives who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments for Deferred Annuities and 0% to 5% for Income Annuities. The commission we pay upon annuitization of the Deferred Annuity is 0% to 4.5% of the amount applied to provide the payments.


     We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .25% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.


     Our sales representatives and their managers may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


     Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.


     The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.


CERTAIN PAYMENTS WE RECEIVE OR MAKE WITH REGARD TO THE PORTFOLIOS


     An investment adviser (other than our MetLife Advisers and MetLife Investors) or sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is not deducted from the Portfolios' assets and does not decrease the Portfolio's investment return. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.05%. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or other affiliates) with increased access to persons involved in the distribution of the Contracts.



     We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment managers, MetLife Advisers and MetLife Investors, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment managers. See the Table of Expenses for information on the investment management fees paid to the investment manager and the Statement of Additional Information for the Funds for information on the investment management fees paid to the investment manager and sub-investment managers.



     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolios' investment return.


     The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

     We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS

     The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

     Substitute the first sentence in this section for the one in your last prospectus:

     We may not cancel your Income Annuity.


                                  INCOME TAXES

     The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

     Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.

     You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

     Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

     MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

     To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

     Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

  GENERAL

     Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

     All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA or qualified plan with an annuity, it does provide you additional insurance benefits such as availability of a guaranteed income for life.

     Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower maximum tax rate of 15% that applies to long term capital gains and qualifying dividends.

     We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).

     Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:

     * increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

     *  adding "catch-up" contributions for taxpayers age 50 and above; and

     *  adding enhanced portability features.

     You should consult your tax adviser regarding these changes.

     Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

  WITHDRAWALS

     Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.


     When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:


     *  annuity you purchase (e.g., Non-Qualified or IRA); and

     *  pay-out option you elect.

     We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

     If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

  WITHDRAWALS BEFORE AGE 59 1/2


     If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. (In general, this does not apply to 457 annuities. However, it does apply to distributions from Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.)

     As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                    TYPE OF CONTRACT
                                                              -----------------------------
                                                                                     401(A)
                                                                           TRAD.     401(K)
                                                                          IRA/SEP    KEOGH
                                                                          ROTH IRA   403(A)
                                                                NON-       SIMPLE    403(B)
                                                              QUALIFIED     IRA*      457
                                                              -----------------------------
In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)           x          x         x(1)
After you die                                                     x          x         x
After you become totally disabled (as defined in the Code)        x          x         x
To pay deductible medical expenses                                           x         x
To pay medical insurance premiums if you are unemployed                      x
For qualified higher education expenses, or                                  x
For qualified first time home purchases up to $10,000                        x
After December 31, 1999 for IRS levies                                       x         x
After separation from service if you are over age 55 at time
of separation                                                                          x
Under certain income annuities providing for substantially
equal payments over the "pay-out" period                          x

---------------

(*) For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

(1) You must also be separated from service.

 SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

     If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

     If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.

     Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

     You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

     If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

     After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

NON-QUALIFIED ANNUITIES


     * Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.


     * Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.


     * Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.


     * When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

     * Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.

     * Annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

     * Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

  DIVERSIFICATION

     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.

  CHANGES TO TAX RULES AND INTERPRETATIONS


     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


     * Possible taxation of transfers/reallocations between investment divisions and/or transfers/reallocations from/between an investment division to/and a fixed option.

     * Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     * Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

     We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.

  PURCHASE PAYMENTS


     Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

  PARTIAL AND FULL WITHDRAWALS

     Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified Annuity, the Code treats such a withdrawal as:

     *  First coming from earnings (and thus subject to income tax); and

     *  Then from your purchase payments (which are not subject to income tax).


     * This rule does not apply to payments made pursuant to an income pay-out option under your Contract.


     * In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payments and then from a taxable payment of earnings.

  INCOME ANNUITY PAYMENTS

     Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

     *  A non-taxable return of your purchase payment; and

     *  A taxable payment of earnings.


     * We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.


     * Income payments and amount received on the exercise of a withdrawal or partial withdrawal option under your non-qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead by taxable under the rules for income payment or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or
(b) five years after income payments commence will generally invalidate the exception and subject you to additional penalties and interest.


     The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or from an investment division into the Fixed Income Option.



     We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table).


     We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

     If you die before the purchase payment is returned, the unreturned amount may be deductible on your final tax return or deductible by your beneficiary if income payments continue after your death or a lump sum is paid to your estate or your beneficiary.

     If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

  AFTER DEATH

     The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).



     If you die before the annuity starting date, as defined under the income tax regulations, payment of your entire interest in the Contract must be made within five years of the date of your death or payments must begin under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death.


     If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.


     If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner, he or she may elect to continue as "owner" of the Contract.


     If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

     In the case of joint owners, the above rules will be applied on the death of any owner.

     When the owner is not a natural person, these rules will be applied on the death (or change) of any annuitant.

     After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

INDIVIDUAL RETIREMENT ANNUITIES

  [TRADITIONAL IRA, ROTH IRA, SIMPLE IRAs AND SEPs]

     Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.

     * Your IRA annuity is not forfeitable and you may not transfer it to someone else.

     * You can transfer your IRA proceeds to a similar IRA or certain eligible retirement plans of an employer, without incurring Federal income taxes if certain conditions are satisfied.

     * IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

     * The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

     * The IRS has approved the form of the Traditional IRA endorsement and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA or SIMPLE IRA Contract issued to you may differ from the form of the Traditional IRA or SIMPLE IRA approved by the IRS because of several factors such as different riders and state insurance department requirements.


     * The Roth IRA endorsement used with the Contract is based on the IRS Model Roth IRA Contract Form 5305-RB (Rev 3-02).


     For individuals under 50, your total annual purchase payments to all your Traditional and Roth IRAs for 2005 may not exceed the lesser of $4,000 or 100% of your "compensation" as defined by the Code.

TRADITIONAL IRA ANNUITIES

  PURCHASE PAYMENTS

     Generally:

     In some cases, your purchase payments may be tax deductible.

     * Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($4,000 for tax years 2005-2007). This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

     * Beginning in 2002, individuals age 50 or older can make an additional "catch-up" contribution of $500 per year (assuming you have sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

     * Purchase payments in excess of permitted amounts may be subject to a penalty tax.

     * Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

     * These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

     * If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

     * If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

     Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2005, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($70,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $60,000 ($80,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

  WITHDRAWALS AND INCOME PAYMENTS

     Withdrawals (other than tax-free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

     We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

  MINIMUM DISTRIBUTION REQUIREMENTS

     Generally, for Traditional IRAs, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

     Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

     *  The year you turn age 70 1/2 or


     * Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.


     Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

     Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

     It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

     In general, proposed regulations issued in 2002 and finalized in 2004, permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

     If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

  AFTER DEATH

     The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

     Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

     If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.

     If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

ROTH IRA ANNUITIES

  GENERAL

     Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

  PURCHASE PAYMENTS

     Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount under the Code ($4,000 for tax years 2005-2007) including contributions to all your Traditional and Roth IRAs. This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). In 2005 individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006. You may contribute up to the annual purchase payment limit, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:

                      Status                                             Income
                 ---------------                                    ---------------
                    Individual                                     $95,000--$110,000
              Married filing jointly                               $150,000--$160,000
            Married filing separately                                 $0--$10,000

      -- Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

      --   You can contribute to a Roth IRA after age 70 1/2.

      -- If you exceed the purchase payment limits you may be subject to a tax penalty.

      -- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

     For individuals under 50, annual purchase payments to your IRAs, including Roth IRAs for 2005 may not exceed the lesser of $4,000 or 100% of your "compensation" as defined by the Code.

  WITHDRAWALS

     Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

     *  The withdrawal is made:

      -- At least five taxable years after your first purchase payment to a Roth IRA, and

     *  The withdrawal is made:

      --   On or after the date you reach age 59 1/2;

      --   Upon your death or disability; or

      --   For a qualified first-time home purchase (up to $10,000).

     Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

     Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

     The order in which money is withdrawn from a Roth IRA is as follows:

     (All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

     * The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

     * The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

     * The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

     * We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

  CONVERSION

     You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

     If you are married but file separately, you may not convert a Traditional IRA into a Roth IRA.

     Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

     Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

     If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

  AFTER DEATH

     Generally, when you die we must make payment of your entire interest by the December 31 of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

     If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age 70 1/2.


     If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.


  SIMPLE IRAs AND SEPs ANNUITIES

     The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the tax treatment of certain SIMPLE IRAs transfers and rollovers. Please consult your tax adviser; see the SAI for additional details.

LEGAL PROCEEDINGS


     MetLife, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this supplement, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the Contracts.

                                    APPENDIX

PREMIUM TAX TABLE

     If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                              NON-QUALIFIED        IRA, SIMPLE IRA
                                                              DEFERRED             AND SEP DEFERRED
                                                              ANNUITIES            ANNUITIES AND
                                                              AND INCOME           QUALIFIED INCOME
                                                              ANNUITIES            ANNUITIES(1)
California..................................................  2.35%                0.5%(2)
Maine.......................................................  2.0%                 --
Nevada......................................................  3.5%                 --
Puerto Rico.................................................  1.0%                 1.0%
South Dakota................................................  1.25%                --
West Virginia...............................................  1.0%                 1.0%
Wyoming.....................................................  1.0%                 --

---------------

     (1) Premium tax rates applicable to IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities."


     (2) With respect to Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

                      TABLE OF CONTENTS FOR THE STATEMENT
                           OF ADDITIONAL INFORMATION


                                                              PAGE
COVER PAGE..................................................     1
TABLE OF CONTENTS...........................................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............     2
SERVICES....................................................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
     ANNUITIES AND INCOME ANNUITIES.........................     2
EARLY WITHDRAWAL CHARGE.....................................     3
EXPERIENCE FACTOR...........................................     3
VARIABLE INCOME PAYMENTS....................................     3
INVESTMENT MANAGEMENT FEES..................................     6
ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................     9
VOTING RIGHTS...............................................    11
ERISA.......................................................    12
TAXES.......................................................    13
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1
FINANCIAL STATEMENTS OF METLIFE.............................     1

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

     If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund, Inc.

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series

     [ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                          SUPPLEMENT DATED MAY 1, 2005
                     TO THE PROSPECTUSES DATED MAY 1, 2001,
                    MAY 1, 2002, MAY 1, 2003 AND MAY 1, 2004

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
             PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

     This supplement updates certain information in the prospectuses dated May 1, 2001, May 1, 2002, May 1, 2003 and May 1, 2004, describing Preference Plus(R) Account variable annuity contracts funded by Metropolitan Life Separate Account
E. You should read and retain this supplement for future reference. For more information, request a copy of the prospectus and the Statement of Additional Information ("SAI"), dated May 1, 2005. The SAI is considered part of this supplement as though it were included in the supplement. To request a free copy of the prospectus, SAI or to ask questions, write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or telephone 1-800-638-7732.

     An investment in any variable annuity involves investment risk. You could lose money you invest. Money invested is Not: a bank deposit or obligation; federally insured or guaranteed; or endorsed by any bank or other financial institution.

     The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view the complete prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if the prospectus is truthful or complete. Any representation otherwise is a criminal offense.

     This Supplement is not valid unless preceded by the current Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Calvert Social Balanced Portfolio and the American Funds Insurance Series prospectuses which contain additional information about each Fund. You should read these prospectuses and keep them for future reference.

     You decide how to allocate your money among the various available investment choices for the Deferred Annuity. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a Portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For your convenience, the portfolios and the funds are referred to as "Portfolios" in this Supplement.


  SALOMON BROTHERS U.S. GOVERNMENT                       FI MID CAP OPPORTUNITIES
  BLACKROCK BOND INCOME                                  MET/AIM MID CAP CORE EQUITY
    (FORMERLY STATE STREET RESEARCH BOND INCOME)         METLIFE MID CAP STOCK INDEX
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                FI INTERNATIONAL STOCK
  PIMCO TOTAL RETURN                                     HARRIS OAKMARK INTERNATIONAL
  SALOMON BROTHERS STRATEGIC BOND   OPPORTUNITIES        MFS RESEARCH INTERNATIONAL
  LORD ABBETT BOND DEBENTURE                             MORGAN STANLEY EAFE(R) INDEX
  BLACKROCK DIVERSIFIED                                  OPPENHEIMER GLOBAL EQUITY
    (FORMERLY STATE STREET RESEARCH DIVERSIFIED)           (FORMERLY SCUDDER GLOBAL EQUITY)
  CALVERT SOCIAL BALANCED                                AMERICAN FUNDS GROWTH
  MFS TOTAL RETURN                                       BLACKROCK LEGACY LARGE CAP GROWTH
  NEUBERGER BERMAN REAL ESTATE                             (FORMERLY STATE STREET RESEARCH LARGE
  AMERICAN FUNDS GROWTH-INCOME                             CAP GROWTH)
  BLACKROCK LARGE CAP VALUE                              JANUS AGGRESSIVE GROWTH
    (FORMERLY STATE STREET RESEARCH LARGE CAP   VALUE)   JENNISON GROWTH (FORMERLY MET/PUTNAM VOYAGER)
  DAVIS VENTURE VALUE                                    OPPENHEIMER CAPITAL APPRECIATION
  FI VALUE LEADERS                                       T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE                         LOOMIS SAYLES SMALL CAP
  HARRIS OAKMARK FOCUSED VALUE                           RUSSELL 2000(R) INDEX
  NEUBERGER BERMAN MID CAP VALUE                         BLACKROCK AGGRESSIVE GROWTH
    (FORMERLY NEUBERGER BERMAN PARTNERS MID                (FORMERLY STATE STREET RESEARCH AGGRESSIVE
    CAP VALUE)                                             GROWTH)
  BLACKROCK INVESTMENT TRUST                             T. ROWE PRICE MID-CAP GROWTH
    (FORMERLY STATE STREET RESEARCH INVESTMENT           FRANKLIN TEMPLETON SMALL CAP GROWTH
    TRUST)                                               MET/AIM SMALL CAP GROWTH
  METLIFE STOCK INDEX                                    T. ROWE PRICE SMALL CAP GROWTH
  MFS INVESTORS TRUST                                    AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
  BLACKROCK STRATEGIC VALUE                              RCM GLOBAL TECHNOLOGY
    (FORMERLY STATE STREET RESEARCH AURORA)                (FORMERLY PIMCO PEA INNOVATION)
                                          ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION                        METLIFE MODERATE TO AGGRESSIVE ALLOCATION
  METLIFE CONSERVATIVE TO MODERATE ALLOCATION            METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION

IMPORTANT TERMS YOU SHOULD KNOW

     These are the revised terms in this section.

ACCOUNT BALANCE (UPDATED FROM THE MAY 1, 2001 AND MAY 1, 2002 PROSPECTUSES.)

     When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE (UPDATED FROM THE MAY 1, 2001, MAY 1, 2002 AND MAY 1, 2003 PROSPECTUSES.)


     With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE (UPDATED FROM THE MAY 1, 2001, MAY 1, 2002 AND MAY 1, 2003 PROSPECTUSES)


     With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ASSUMED INVESTMENT RETURN (AIR) (UPDATED FROM YOUR LAST PROSPECTUS.)

     Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

INVESTMENT DIVISION (UPDATED FROM THE MAY 1, 2001, MAY 1, 2002 AND MAY 1, 2003 PROSPECTUSES.)


     Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds.


METLIFE DESIGNATED OFFICE (UPDATED FROM THE MAY 1, 2001, MAY 1, 2002 AND MAY 1, 2003 PROSPECTUSES.)

     The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS INCOME ANNUITIES


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Account Reduction Loan Initiation Fee.....................      $75(2)
  Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
  Income Annuity Contract Fee(3)............................        $350
  Transfer Fee..............................................        None

(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT/CONTRACT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%

  THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

(2) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

(3) THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY MORE THAN TWO YEARS.
--------------------------------------------------------------------------------

    The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (4).........................................................................     None
Separate Account Charge (as a percentage of your average account value) (5)
  General Administrative Expenses Charge........................................................     .50%
  Mortality and Expense Risk Charge.............................................................     .75%
  Total Separate Account Annual Charge..................  Current and Maximum Guaranteed Charge:    1.25%

(4) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.


(5) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

--------------------------------------------------------------------------------

    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund, Met Investors Fund, the
  Calvert Fund and American Funds Operating Expenses for the
  fiscal year ending December 31, 2004 (expenses that are
  deducted from these Funds' assets include management fees,
  distribution fees (12b-1 fees) and other expenses)........     0.30%      1.18%
After Waiver and/or Reimbursement of Expenses (6)(7)........     0.29%      1.18%


(6) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2006, THE FOLLOWING PERCENTAGES: 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), .90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO (CLASS E), 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS E), 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), .90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND .90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. EXPENSES FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO HAVE BEEN RESTATED TO REFLECT THE TERMS OF THE EXPENSE LIMITATION AGREEMENT. EXPENSES FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND THE RCM GLOBAL TECHNOLOGY PORTFOLIO HAVE BEEN RESTATED TO REFLECT MANAGEMENT FEE REDUCTIONS THAT BECAME EFFECTIVE MAY 1, 2005. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



(7) PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
BLACKROCK LARGE CAP VALUE PORTFOLIO (CLASS E)                    1.10
MFS INVESTORS TRUST PORTFOLIO                                    1.00
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2006. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

     METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2006 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

                         PORTFOLIO                                        WAIVED PERCENTAGE
                         ---------                                        -----------------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                    0.05% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                   0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                       0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                               0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                     0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                              0.007% ON ALL ASSETS
BLACKROCK BOND INCOME PORTFOLIO                                 0.025% ON ASSETS IN EXCESS OF $1 BILLION
                                                                                AND LESS THAN $2 BILLION
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                       0.015% ON THE FIRST $50 MILLION OF ASSETS

     THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                         C             A+B+C=D                          D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                 A          B     OTHER EXPENSES   TOTAL EXPENSES         E        TOTAL EXPENSES
for the fiscal year ending December 31, 2004  MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (9)      FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio................................      0.55      0.00         0.09             0.64             0.00           0.64
BlackRock Bond Income
  Portfolio (7)(8)(11)(20).................      0.40      0.00         0.06             0.46             0.00           0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (7)............................      0.25      0.00         0.07             0.32             0.01           0.31
Salomon Brothers Strategic Bond
  Opportunities Portfolio..................      0.65      0.00         0.12             0.77             0.00           0.77
BlackRock Diversified Portfolio (8)(20)....      0.44      0.00         0.06             0.50             0.00           0.50
MFS Total Return Portfolio (Class E) (10)...     0.50      0.15         0.14             0.79             0.00           0.79
BlackRock Large Cap Value Portfolio (Class
  E) (7)(8)(10)(20)........................      0.70      0.15         0.23             1.08             0.00           1.08
Davis Venture Value Portfolio (8)..........      0.72      0.00         0.06             0.78             0.00           0.78
FI Value Leaders Portfolio (Class
  E) (8)(10)...............................      0.66      0.15         0.08             0.89             0.00           0.89
Harris Oakmark Large Cap Value
  Portfolio (8)............................      0.73      0.00         0.06             0.79             0.00           0.79
Harris Oakmark Focused Value
  Portfolio (8)............................      0.73      0.00         0.05             0.78             0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio (8)............................      0.68      0.00         0.08             0.76             0.00           0.76
BlackRock Investment Trust
  Portfolio (8)(20)........................      0.49      0.00         0.05             0.54             0.00           0.54
MetLife Stock Index Portfolio(7)...........      0.25      0.00         0.05             0.30             0.01           0.29
MFS Investors Trust Portfolio (7)(16)......      0.75      0.00         0.22             0.97             0.00           0.97
BlackRock Strategic Value
  Portfolio (8)(20)........................      0.83      0.00         0.06             0.89             0.00           0.89
FI Mid Cap Opportunities
  Portfolio (8)(17)........................      0.68      0.00         0.07             0.75             0.00           0.75
MetLife Mid Cap Stock Index Portfolio (7)...     0.25      0.00         0.10             0.35             0.01           0.34
FI International Stock Portfolio (8)(18)...      0.86      0.00         0.22             1.08             0.00           1.08
Morgan Stanley EAFE(R) Index
  Portfolio (7)............................      0.30      0.00         0.29             0.59             0.01           0.58
Oppenheimer Global Equity
  Portfolio (8)(22)........................      0.62      0.00         0.19             0.81             0.00           0.81
BlackRock Legacy Large Cap Growth Portfolio
  (Class E) (8)(10)(20)....................      0.74      0.15         0.06             0.95             0.00           0.95
Jennison Growth Portfolio (8)(21)..........      0.65      0.00         0.06             0.71             0.00           0.71
T. Rowe Price Large Cap Growth
  Portfolio (7)(8).........................      0.62      0.00         0.12             0.74             0.00           0.74
Loomis Sayles Small Cap Portfolio (7)(8)...      0.90      0.00         0.08             0.98             0.05           0.93
Russell 2000(R) Index Portfolio (7)........      0.25      0.00         0.12             0.37             0.01           0.36
BlackRock Aggressive Growth
  Portfolio (8)(20)........................      0.73      0.00         0.06             0.79             0.00           0.79
Franklin Templeton Small Cap Growth
  Portfolio (7)(8).........................      0.90      0.00         0.25             1.15             0.00           1.15
T. Rowe Price Small Cap Growth
  Portfolio (8)............................      0.52      0.00         0.08             0.60             0.00           0.60


                                                           C             A+B+C=D
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES
                                MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
 ASSET ALLOCATION PORTFOLIOS       FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (7)(24)...........     0.10      0.00         0.25             0.35
MetLife Conservative to
  Moderate Allocation
  Portfolio (7)(24)...........     0.10      0.00         0.08             0.18
MetLife Moderate Allocation
  Portfolio (6)(24)...........     0.10      0.00         0.05             0.15
MetLife Moderate to Aggressive
  Allocation
  Portfolio (7)(24)...........     0.10      0.00         0.06             0.16
MetLife Aggressive Allocation
  Portfolio (7)(24)...........     0.10      0.00         0.19             0.29

                                                                                                   TOTAL EXPENSES FOR
                                                          D-E=F             TOTAL EXPENSES         THE PORTFOLIO AND
                                        E            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                     WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
 ASSET ALLOCATION PORTFOLIOS      REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (7)(24)...........        0.25                0.10                   0.65                     0.75
MetLife Conservative to
  Moderate Allocation
  Portfolio (7)(24)...........        0.08                0.10                   0.67                     0.77
MetLife Moderate Allocation
  Portfolio (6)(24)...........        0.05                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation
  Portfolio (7)(24)...........        0.06                0.10                   0.72                     0.82
MetLife Aggressive Allocation
  Portfolio (7)(24)...........        0.19                0.10                   0.74                     0.84

                                                                      B              A+B=C
CALVERT FUND ANNUAL EXPENSES                         A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004         MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (12)        FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio............       0.70             0.21             0.91

                                                                  C-D=E
CALVERT FUND ANNUAL EXPENSES                                  TOTAL EXPENSES
for fiscal year ending December 31, 2004             D            AFTER
(as a percentage of average net assets) (12)   REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio............       0.00           0.91

                                                                       C             A+B+C=D                          D-E=F
MET INVESTORS FUND ANNUAL EXPENSES              A          B     OTHER EXPENSES   TOTAL EXPENSES         E        TOTAL EXPENSES
for fiscal year ending December 31, 2004    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio..............     0.50      0.00         0.07             0.57             0.00           0.57
Lord Abbett Bond Debenture
  Portfolio (6)(8)(11)....................     0.52      0.00         0.06             0.58             0.00           0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (6)(8)(10)....................     0.70      0.15         0.06             0.91             0.00           0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (6)(8)(10)(19)................     0.73      0.15         0.10             0.98             0.00           0.98
Harris Oakmark International Portfolio
  (Class E) (6)(8)(10)(13)(19)............     0.84      0.15         0.15             1.14             0.00           1.14
MFS Research International
  Portfolio (6)(8)(19)....................     0.77      0.00         0.29             1.06             0.00           1.06
Janus Aggressive Growth
  Portfolio (6)(8)(15)(19)................     0.68      0.00         0.14             0.82             0.00           0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (6)(8)(10)(19)................     0.60      0.15         0.10             0.85             0.00           0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (6)(14)(19)...................     0.75      0.00         0.15             0.90             0.00           0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (6)(8)(10)(19).......................     0.90      0.15         0.13             1.18             0.00           1.18
RCM Global Technology
  Portfolio (6)(8)(23)....................     0.90      0.00         0.01             0.91             0.00           0.91

                                                                               C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                  A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004            MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (8)(9)(10)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio...              0.29      0.25         0.02             0.56
American Funds Growth Portfolio...                     0.35      0.25         0.01             0.61
American Funds Global Small Capitalization
  Portfolio...........                                 0.77      0.25         0.04             1.06

                                                                       D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                    E        TOTAL EXPENSES
for fiscal year ending December 31, 2004               WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (8)(9)(10)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio...                0.00           0.56
American Funds Growth Portfolio...                       0.00           0.61
American Funds Global Small Capitalization
  Portfolio...........                                   0.00           1.06

(8) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.


(9) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE THE PROSPECTUS FOR EACH FUND FOR MORE INFORMATION. THE TABLES DO NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT MANAGEMENT FEES FOR ANY OF THE PORTFOLIOS. SEE THE SAI FOR MORE INFORMATION.


(10) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

(11) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

(12) "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE
     ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE SERVICES COMPANY, AN AFFILIATE OF CALVERT.

(13) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

(14) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

(15) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

(16) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

(17) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES PORTFOLIO WAS MERGED INTO THE JANUS MID CAP
     PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

(18) ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY
     BECAME THE SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

(19) FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MET/AIM MID CAP CORE EQUITY PORTFOLIO                            0.04
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                           0.02
JANUS AGGRESSIVE GROWTH PORTFOLIO                                0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.05
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.12
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.04
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                           0.07

(20) EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

           PRIOR PORTFOLIO NAME                         NEW PORTFOLIO NAME
           --------------------                         ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO                                 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO      BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME
  PORTFOLIO                                 BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO                                 BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO                                 BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH      BLACKROCK LEGACY LARGE CAP GROWTH
  PORTFOLIO                                 PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE
  PORTFOLIO                                 BLACKROCK LARGE CAP VALUE PORTFOLIO

(21) PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

(22) ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

(23) ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE
     SUB-INVESTMENT MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.


(24) THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THESE PORTFOLIOS WILL BEGIN OPERATIONS ON OR ABOUT MAY 1, 2005. THE EXPENSE INFORMATION IN THE FEE TABLE IS AN ESTIMATE OF THE PORTFOLIOS' EXPENSES THROUGH DECEMBER 31, 2005. THE TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT FOR UNDERLYING PORTFOLIOS INCLUDES THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS. THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIO'S (BEFORE APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS ARE: 1.00% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.85% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 0.85% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.88% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 1.04% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

EXAMPLES

     The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

     EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

      -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

      --   reimbursement and/or waiver of expenses was not in effect;

      -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

      --   the underlying Portfolio earns a 5% annual return; and

      -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $893         $1,245         $1,582         $2,753
Minimum...................................................      $811         $  989         $1,143         $1,839

     EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

      -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

      --   reimbursement and/or waiver of expenses was not in effect;

      -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

      --   the underlying Portfolio earns a 5% annual return; and

      -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $246         $756          $1,292         $2,753
Minimum....................................................      $158         $489          $  843         $1,839

     EXAMPLE 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

      -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

      --   reimbursement and/or waiver of expenses was not in effect;

      -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

      --   the underlying Portfolio earns a 5% annual return;

      --   you bear the Income Annuity Contract Fee; and

      -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $596         $1,106         $1,642         $3,103
Minimum...................................................      $508         $  839         $1,193         $2,189

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

(For an accumulation unit outstanding throughout the period)

    These tables and bar charts show fluctuations in the Accumulation Unit
     Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------

Salomon Brothers U.S. Government Division (h)....... 2004      $ 16.14          $ 16.42            609
                                                     2003        16.07            16.14          3,166
                                                     2002        15.07            16.07          3,844
                                                     2001        14.30            15.07          1,179

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Bond Income Division (c).................. 2004        24.52            25.29          4,001
                                                     2003        23.46            24.52         15,377
                                                     2002        21.93            23.46         17,570
                                                     2001        20.49            21.93         18,441
                                                     2000        18.65            20.49         16,397
                                                     1999        19.33            18.65         18,535
                                                     1998        17.89            19.33         20,060
                                                     1997        16.49            17.89         16,307
                                                     1996        16.12            16.49         16,604
                                                     1995        13.65            16.12         15,252


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Division
  (e)............................................... 2004      $ 12.83          $ 13.19          5,174
                                                     2003        12.53            12.83         20,045
                                                     2002        11.51            12.53         20,058
                                                     2001        10.85            11.51         17,519
                                                     2000         9.86            10.85         11,149
                                                     1999        10.12             9.86          7,735
                                                     1998        10.00            10.12            793


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


PIMCO Total Return Division (h)..................... 2004        11.78            12.25          2,770
                                                     2003        11.41            11.78          9,778
                                                     2002        10.55            11.41          8,941
                                                     2001        10.00            10.55          2,743

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division (h)...................................... 2004        19.53            20.56            468
                                                     2003        17.55            19.53          2,157
                                                     2002        16.22            17.55          1,216
                                                     2001        15.37            16.22            494

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division (d)............. 2004        12.57            13.47          1,253
                                                     2003        10.65            12.57          5,372
                                                     2002        10.65            10.65          4,922
                                                     2001        10.93            10.65          5,375
                                                     2000        11.17            10.93          5,291
                                                     1999         9.60            11.17          4,708
                                                     1998        10.51             9.60          3,882
                                                     1997        10.00            10.51          2,375


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
BlackRock Diversified Division...................... 2004      $ 27.16          $ 29.10         11,176
                                                     2003        22.81            27.16         48,133
                                                     2002        26.81            22.81         53,831
                                                     2001        28.98            26.81         66,375
                                                     2000        29.04            28.98         75,259
                                                     1999        27.05            29.04         75,126
                                                     1998        22.89            27.05         73,897
                                                     1997        19.22            22.89         62,604
                                                     1996        17.00            19.22         52,053
                                                     1995        13.55            17.00         42,712


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Calvert Social Balanced Division.................... 2004        25.35            27.11          1,526
                                                     2003        21.51            25.35          1,516
                                                     2002        24.80            21.51          1,499
                                                     2001        26.99            24.80          1,564
                                                     2000        28.21            26.99          1,527
                                                     1999        25.45            28.21          1,453
                                                     1998        22.16            25.45          1,367
                                                     1997        18.68            22.16          1,181
                                                     1996        16.80            18.68            995
                                                     1995        13.11            16.80            787


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MFS Total Return Division (k)....................... 2004        10.04            10.94            116


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Neuberger Berman Real Estate Division (k)........... 2004        10.00            12.86            251


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Division (h)........... 2004      $ 92.67          $101.01            713
                                                     2003        70.85            92.67          1,753
                                                     2002        87.85            70.85          1,163
                                                     2001        86.74            87.85            404

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Large Cap Value Division (f).............. 2004        10.61            11.87            298
                                                     2003         7.93            10.61            856
                                                     2002        10.00             7.93            284

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Davis Venture Value Division (a).................... 2004        28.84            32.01            890
                                                     2003        22.32            28.84          2,515
                                                     2002        27.02            22.32          2,269
                                                     2001        30.79            27.02          2,072
                                                     2000        30.19            30.79            917


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI Value Leaders Division (f)....................... 2004        23.83            26.73             73
                                                     2003        19.04            23.83            176
                                                     2002        23.06            19.04             40

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division (e)......... 2004        12.18            13.41          4,634
                                                     2003         9.83            12.18         18,737
                                                     2002        11.60             9.83         19,479
                                                     2001         9.92            11.60         16,415
                                                     2000         8.93             9.92          4,947
                                                     1999         9.71             8.93          3,631
                                                     1998        10.00             9.71            386


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Division (h)........... 2004      $ 31.62          $ 34.33          1,519
                                                     2003        24.13            31.62          5,303
                                                     2002        26.80            24.13          5,044
                                                     2001        21.38            26.80          2,800

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Neuberger Berman Mid Cap Value Division (e)......... 2004        18.29            22.20          3,239
                                                     2003        13.56            18.29          9,002
                                                     2002        15.20            13.56          9,180
                                                     2001        15.78            15.20          9,094
                                                     2000        12.46            15.78          7,506
                                                     1999        10.73            12.46          2,438
                                                     1998        10.00            10.73            297


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Investment Trust Division................. 2004        28.61            31.33         14,129
                                                     2003        22.24            28.61         42,947
                                                     2002        30.49            22.24         47,435
                                                     2001        37.20            30.49         57,292
                                                     2000        40.14            37.20         62,971
                                                     1999        34.30            40.14         64,026
                                                     1998        27.10            34.30         64,053
                                                     1997        21.37            27.10         60,102
                                                     1996        17.71            21.37         49,644
                                                     1995        13.47            17.71         38,047


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
MetLife Stock Index Division........................ 2004      $ 33.38          $ 36.44         20,615
                                                     2003        26.36            33.38         69,963
                                                     2002        34.37            26.36         73,961
                                                     2001        39.62            34.37         80,855
                                                     2000        44.24            39.62         83,765
                                                     1999        37.08            44.24         79,702
                                                     1998        29.28            37.08         71,204
                                                     1997        22.43            29.28         58,817
                                                     1996        18.52            22.43         43,141
                                                     1995        13.70            18.52         29,883


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MFS Investors Trust Division (h).................... 2004         7.92             8.71            258
                                                     2003         6.58             7.92            848
                                                     2002         8.35             6.58            796
                                                     2001        10.06             8.35            494

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Strategic Value Division (a).............. 2004        16.17            18.42          4,727
                                                     2003        10.90            16.17         18,572
                                                     2002        14.03            10.90         18,446
                                                     2001        12.25            14.03         14,487
                                                     2000        10.00            12.25          4,095


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (b)(j)............ 2004        14.83            17.17         11,691
                                                     2003        11.16            14.83         38,331
                                                     2002        15.91            11.16         42,962
                                                     2001        25.71            15.91         52,028
                                                     2000        37.86            25.71         57,546
                                                     1999        17.19            37.86         44,078
                                                     1998        12.69            17.19         19,031
                                                     1997        10.00            12.69          7,417


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Division (f)............ 2004      $ 12.11          $ 13.69            232
                                                     2003         9.70            12.11            799
                                                     2002        11.41             9.70            342

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division (a)............ 2004        11.61            13.31          2,807
                                                     2003         8.71            11.61         11,376
                                                     2002        10.36             8.71         10,596
                                                     2001        10.62            10.36          8,080
                                                     2000        10.00            10.62          5,493


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI International Stock Division..................... 2004        13.26            15.48          5,134
                                                     2003        10.49            13.26         11,727
                                                     2002        12.87            10.49         13,031
                                                     2001        16.41            12.87         13,984
                                                     2000        18.49            16.41         13,980
                                                     1999        16.07            18.49         13,052
                                                     1998        13.28            16.07         14,330
                                                     1997        13.77            13.28         15,865
                                                     1996        14.19            13.77         17,780
                                                     1995        14.25            14.19         17,553


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark International Division (f)........... 2004        11.82            14.09            464
                                                     2003         8.86            11.82            595
                                                     2002        10.61             8.86             42

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
MFS Research International Division (h)............. 2004      $  9.96          $ 11.78            408
                                                     2003         7.63             9.96            973
                                                     2002         8.73             7.63            830
                                                     2001        10.00             8.73            409

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (e)........... 2004         9.73            11.50          3,308
                                                     2003         7.16             9.73         12,719
                                                     2002         8.69             7.16         12,545
                                                     2001        11.25             8.69         11,012
                                                     2000        13.31            11.25          8,034
                                                     1999        10.79            13.31          3,869
                                                     1998        10.00            10.79            342


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Oppenheimer Global Equity Division (b).............. 2004        13.22            15.20          3,954
                                                     2003        10.26            13.22         10,017
                                                     2002        12.37            10.26         10,868
                                                     2001        14.93            12.37         12,091
                                                     2000        15.36            14.93         11,687
                                                     1999        12.43            15.36          9,323
                                                     1998        10.85            12.43          7,712
                                                     1997        10.00            10.85          4,826


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


American Funds Growth Division (h).................. 2004       119.08           132.30            537
                                                     2003        88.13           119.08          1,483
                                                     2002       118.11            88.13            925
                                                     2001       146.13           118.11            383

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division (k)...... 2004      $ 10.08          $ 11.06             31


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Janus Aggressive Growth Division (g)(h)............. 2004         6.82             7.33            480
                                                     2003         5.32             6.82          1,650
                                                     2002         7.76             5.32          1,511
                                                     2001        10.00             7.76          1,023

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/Putnam Voyager Division (a)(i).................. 2004         4.32             4.48          2,022
                                                     2003         3.47             4.32          6,160
                                                     2002         4.95             3.47          5,946
                                                     2001         7.24             4.95          5,527
                                                     2000         9.82             7.24          2,555


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (e)......... 2004        11.38            12.36          2,843
                                                     2003         8.81            11.38         10,543
                                                     2002        11.62             8.81         10,694
                                                     2001        13.06            11.62         12,077
                                                     2000        13.29            13.06         12,475
                                                     1999        11.01            13.29          3,394
                                                     1998        10.00            11.01            407


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Division (a)................ 2004      $ 24.00          $ 27.58            244
                                                     2003        17.81            24.00            812
                                                     2002        22.99            17.81            759
                                                     2001        25.53            22.99            654
                                                     2000        25.79            25.53            353

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Russell 2000(R) Index Division (e).................. 2004        13.69            15.92          2,898
                                                     2003         9.49            13.69         10,958
                                                     2002        12.08             9.49         10,366
                                                     2001        12.13            12.08          9,632
                                                     2000        12.76            12.13          9,113
                                                     1999        10.53            12.76          5,395
                                                     1998        10.00            10.53            598

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Aggressive Growth Division................ 2004        24.88            27.76          8,978
                                                     2003        17.89            24.88         25,244
                                                     2002        25.42            17.89         27,179
                                                     2001        33.76            25.42         31,091
                                                     2000        37.01            33.76         33,051
                                                     1999        28.12            37.01         31,947
                                                     1998        25.05            28.12         38,975
                                                     1997        23.77            25.05         43,359
                                                     1996        22.35            23.77         43,962
                                                     1995        17.47            22.35         33,899


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division (h)........... 2004         6.31             7.37          1,203
                                                     2003         4.66             6.31          3,464
                                                     2002         8.43             4.66          2,343
                                                     2001        10.00             8.43          1,519
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth Division (h).... 2004      $  8.99          $  9.89            474
                                                     2003         6.28             8.99          2,000
                                                     2002         8.81             6.28          1,420
                                                     2001        10.00             8.81            769

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (f)............... 2004        11.69            12.30             79
                                                     2003         8.51            11.69            317
                                                     2002        11.25             8.51            130

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (b)......... 2004        12.34            13.54          5,186
                                                     2003         8.87            12.34         15,892
                                                     2002        12.25             8.87         16,729
                                                     2001        13.64            12.25         18,643
                                                     2000        15.19            13.64         19,423
                                                     1999        12.02            15.19         14,007
                                                     1998        11.76            12.02         13,119
                                                     1997        10.00            11.76          6,932


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


American Funds Global Small Capitalization Division
  (h)............................................... 2004        16.52            19.72            941
                                                     2003        10.90            16.52          2,336
                                                     2002        13.63            10.90          1,291
                                                     2001        15.83            13.63            549

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


RCM Global Technology Division (h).................. 2004         5.66             5.35          1,202
                                                     2003         3.63             5.66          6,380
                                                     2002         7.44             3.63          2,785
                                                     2001        10.00             7.44          2,036

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

(For an accumulation unit outstanding throughout the period)

----------------------------------------

(a)  Inception Date: July 5, 2000.
(b)  Inception Date: March 3, 1997.
(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)  Inception Date: November 9, 1998.
(f)  Inception date: May 1, 2002.
(g) The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003.
     Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(h)  Inception Date: May 1, 2001.
(i) The assets in this investment division merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. This investment division is no longer available.
(j)  The investment division with the name FI Mid Cap
     Opportunities was merged into the Janus Mid Cap Division, prior to the opening of business on May 3, 2004, and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
(k)  Inception Date: May 1, 2004.

                                    METLIFE

     Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife, was formed under laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve individuals in approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Thailand and Uruguay.

                               METROPOLITAN LIFE
                               SEPARATE ACCOUNT E

     We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


     The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES (Updated from May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses.)

     1. Substitute this sentence for the second sentence in this section:

     These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose.

     2. Substitute this sentence for the fourth sentence in this section:

     Since the investment performance is not guaranteed, your money or income payment amount is at risk.

AN INCOME ANNUITY (Updated from May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses.)

     1. Substitute these sentences for the second and third sentences in this section:

     You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse).

     2. Substitute this sentence for the sixth sentence in this section:

     The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and amount of your purchase payment.

                            YOUR INVESTMENT CHOICES

     The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Supplement. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following Portfolios: FI Value Leaders Met/AIM Small Cap Growth, Harris Oakmark International, Neuberger Berman Real Estate, MFS Total Return, BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth), Met/AIM Mid Cap Core Equity, Oppenheimer Capital Appreciation and BlackRock Large Cap Value (formerly State Street Research Large Cap Value) which are all Class E.


     The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.


     Starting with the most conservative Portfolio, the first group of investment choices is listed in the approximate risk relationship among each available Portfolio with all those within the same investment style listed in alphabetical order. The second group of investment choices, the asset allocation portfolios, is also listed in order of risk. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.

Salomon Brothers U.S. Government Portfolio                Seeks to maximize total return consistent with
                                                          preservation of capital and maintenance of liquidity
BlackRock Bond Income Portfolio                           Seeks competitive total return primarily from investing
                                                          in fixed-income securities
Lehman Brothers(R) Aggregate Bond Index Portfolio         Seeks to equal the performance of the Lehman Brothers
                                                          Aggregate Bond Index
PIMCO Total Return Portfolio                              Seeks maximum total return, consistent with the
                                                          preservation of capital and prudent investment
                                                          management
Salomon Brothers Strategic Bond Opportunities Portfolio   Seeks to maximize total return consistent with
                                                          preservation of capital
Lord Abbett Bond Debenture Portfolio                      Seeks high current income and the opportunity for
                                                          capital appreciation to produce a high total return
BlackRock Diversified Portfolio                           Seeks high total return while attempting to limit
                                                          investment risk and preserve capital
Calvert Social Balanced Portfolio                         Seeks to achieve a competitive total return
MFS Total Return Portfolio                                Seeks a favorable total return through investment in a
                                                          diversified portfolio
Neuberger Berman Real Estate Portfolio                    Seeks to provide total return through investment in real
                                                          estate securities, emphasizing both capital appreciation
                                                          and current income
American Funds Growth-Income Portfolio                    Seeks both capital appreciation and income
BlackRock Large Cap Value Portfolio                       Seeks long-term growth of capital
Davis Venture Value Portfolio                             Seeks growth of capital

FI Value Leaders Portfolio                                Seeks long-term growth of capital
Harris Oakmark Large Cap Value Portfolio                  Seeks long-term capital appreciation
Harris Oakmark Focused Value Portfolio                    Seeks long-term capital appreciation
Neuberger Berman Mid Cap Value Portfolio                  Seeks capital growth
BlackRock Investment Trust Portfolio                      Seeks long-term growth of capital and income
MetLife Stock Index Portfolio                             Seeks to equal the performance of the Standard &
                                                          Poor's(R) 500 Composite Stock Price Index
MFS Investors Trust Portfolio                             Seeks long-term growth of capital with a secondary
                                                          objective to seek reasonable current income
BlackRock Strategic Value Portfolio                       Seeks high total return, consisting principally of
                                                          capital appreciation
FI Mid Cap Opportunities Portfolio                        Seeks long-term growth of capital
Met/AIM Mid Cap Core Equity Portfolio                     Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio                     Seeks to equal the performance of the Standard &
                                                          Poor's(R) MidCap 400 Composite Stock Price Index
FI International Stock Portfolio                          Seeks long-term growth of capital
Harris Oakmark International Portfolio                    Seeks long-term capital appreciation
MFS Research International Portfolio                      Seeks capital appreciation
Morgan Stanley EAFE(R) Index Portfolio                    Seeks to equal the performance of the MSCI EAFE Index
Oppenheimer Global Equity Portfolio                       Seeks capital appreciation
American Funds Growth Portfolio                           Seeks capital appreciation through stocks
BlackRock Legacy Large Cap Growth Portfolio               Seeks long-term growth of capital
Janus Aggressive Growth Portfolio                         Seeks long-term growth of capital
Jennison Growth Portfolio                                 Seeks long-term growth of capital
Oppenheimer Capital Appreciation Portfolio                Seeks capital appreciation
T. Rowe Price Large Cap Growth Portfolio                  Seeks long-term growth of capital and, secondarily,
                                                          dividend income
Loomis Sayles Small Cap Portfolio                         Seeks long-term capital growth from investments in
                                                          common stocks or other equity securities
Russell 2000(R) Index Portfolio                           Seeks to equal the return of the Russell 2000 Index
BlackRock Aggressive Growth Portfolio                     Seeks maximum capital appreciation
T. Rowe Price Mid-Cap Growth Portfolio                    Seeks to provide long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio             Seeks long-term capital growth
Met/AIM Small Cap Growth Portfolio                        Seeks long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio                  Seeks long-term capital growth
American Funds Global Small Capitalization Portfolio      Seeks capital appreciation through stocks
RCM Global Technology Portfolio                           Seeks capital appreciation; no consideration is given to
                                                          income
MetLife Conservative Allocation Portfolio                 Seeks a high level of current income, with growth of
                                                          capital a secondary objective
MetLife Conservative to Moderate Allocation Portfolio     Seeks a high total return in the form of income and
                                                          growth of capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio                     Seeks a balance between a high level of current income
                                                          and growth of capital, with a greater emphasis on growth
                                                          of capital
MetLife Moderate to Aggressive Allocation Portfolio       Seeks growth of capital
MetLife Aggressive Allocation Portfolio                   Seeks growth of capital

     While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

     The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option.

     The degree of investment risk you assume will depend on the investment divisions you choose.

     Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


     * Your employer, association or other group contract holder limits the available investment divisions.

     *  We have restricted the available investment divisions.


     The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds Portfolios are made available by the Calvert Fund and the American Funds, respectively, only through various insurance company annuities and life insurance policies.


     The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

     The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectus and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds.

     In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

     Information about the payments we receive or make with regard to the Portfolios can be found later in this prospectus in the section under the "Who Sells the Deferred Annuities and Income Annuities" heading.


     We select the Portfolios offered through the Contracts based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described later in this prospectus. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers/reallocations of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners/participants. We do not provide investment advice and does not recommend or endorse any particular Portfolio.

                               DEFERRED ANNUITIES

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

     Add this sentence to this section of the May 1, 2001 prospectus:

     We are not a party to your employer's retirement plan.

AUTOMATED INVESTMENT STRATEGIES (UPDATED FROM YOUR LAST PROSPECTUS.)

     The Equity Generator(SM)

     Substitute "BlackRock Aggressive Growth" for "State Street Research Aggressive Growth".

     The Equalizer(SM)

     Substitute "BlackRock Aggressive Growth" for "State Street Research Aggressive Growth".

     The Index Selector(SM)

     Delete the second paragraph from this section of your last prospectus and insert the following paragraphs:

     In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

     We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

PURCHASE PAYMENTS

     Substitute this section for the one in the May 1, 2001 and May 1, 2002 prospectuses:

  LIMITS ON PURCHASE PAYMENTS

     Your ability to make purchase payments may be limited by:

     *  Federal tax laws.

     * Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

     * Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under a PEDC Deferred Annuity).

     * For Keogh, TSA, PEDC and 403(a) Deferred Annuities, if you should leave your job.

     *  Receiving systematic termination payments (described later).

TRANSFERS

     Substitute this section for the one in your last prospectus:

     You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

     *  The percentage or dollar amount of the transfer;

     * The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

     * The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

     * Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


     You may transfer money within your Contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.



     Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



     We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract holders, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored

Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



     The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts.



     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



     In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



     In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holders or participant/annuitant). You should read the Portfolio prospectuses for more details.


     Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

     *  Use our forms;

     * Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

     * Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

     Add this section to the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

ACCOUNT REDUCTION LOANS

     We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

CONTRACT FEE

     Add this section to the May 1, 2001 and May 1, 2002 prospectuses:

ACCOUNT REDUCTION LOAN FEES

     We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES

     Substitute this section for the one in the May 1, 2001 prospectus:

  INVESTMENT-RELATED CHARGE

     This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

     Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

     Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

     We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES

  WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

     Delete the last paragraph from this section in the May 1, 2002 prospectus and the paragraph in this section in the May 1, 2001 prospectus (added by Supplement dated May 1, 2002) and insert the following paragraphs:


     * For participants in the Teacher Retirement System of Texas who purchase contracts on or after June 1, 2002, if you have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.


     * If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

     * If your plan or the group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

     Add this paragraph as the last paragraph in this sub-section in the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

     *  If you retire:

          -- For certain TSA Deferred Annuities, if there is a plan and you retire according to the requirements of the plan.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

     Substitute this paragraph for the first paragraph of this section in the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

          If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

DEATH BENEFIT

     Substitute this section for the one in the May 1, 2001 and May 1, 2002 prospectuses:

          Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have other options, other than applying the death benefit to a pay-out option or taking a lump sum cash payment.

                                INCOME ANNUITIES

INCOME PAYMENT TYPES

     Add these sentences after the first sentence in this section in the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

          You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

ALLOCATION

     Substitute this paragraph for the paragraph in this section in the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

          You decide what portion of your income payment is allocated to each of the variable investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

     Substitute this sentence for the last sentence in this section in the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

          This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

     Substitute this section for the one in the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

          Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

     Substitute this section for the one in your last prospectus:


          Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


          The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

VALUATION

     Substitute this section for the one in the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

     This is how we calculate the Annuity Unit Value for each investment division:


     * First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


     * Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

     * Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     *  Finally, we multiply the previous Annuity Unit Value by this result.

TRANSFERS

     Delete this section from your last prospectus and add this section:

REALLOCATIONS

     You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a reallocation. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

     For us to process a reallocation, you must tell us:

     *  The percentage or of the income payment to be reallocated;

     * The investment division (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and

     *  The investment division from which you want to reallocate.

     We may require that you use our forms to make reallocations.


     Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



     We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract holders, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



     The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts.



     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract holders or participants/annuitants and other persons with interests in the

Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



     In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



     In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holders or participant/annuitant). You should read the Portfolio prospectuses for more details.


     Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

     Your reallocation request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other reallocation requests in good order will be processed our next business day.

CHARGES

     Substitute this sentence for the first sentence in this section in the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

          There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

     Substitute this section for the one in the May 1, 2001 prospectus:

  INVESTMENT-RELATED CHARGE

     This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

     Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

     Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

     We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

     Add this sentence at the end of this section in the May 1, 2001, May 1, 2002 and May 1, 2003 prospectuses:

          If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

                              GENERAL INFORMATION

ADMINISTRATION

     All transactions will be processed in the manner described below.

  PURCHASE PAYMENTS

     Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

     Generally, all your requests including all subsequent requests are effective the day we receive them at your MetLife Designated Office in good order.

     Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

     * On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     *  After the close of the Exchange.

     In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

     We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

     Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

  CONFIRMING TRANSACTIONS

     You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

  PROCESSING TRANSACTIONS

     We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

     If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

  BY TELEPHONE OR INTERNET

     You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

     *  Account Balance

     *  Unit Values

     *  Current rates for the Fixed Interest Account

     *  Transfers

     *  Changes to investment strategies

     *  Changes in the allocation of future purchase payments.

     Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

     We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

     Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems. We are not responsible or liable for:

     * any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

     * any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

  AFTER YOUR DEATH

     If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

  THIRD PARTY REQUESTS

     Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contracts owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

  VALUATION -- SUSPENSION OF PAYMENTS

     We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

     When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations under a Deferred Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

     We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     * rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     * during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

     We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

     YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

     CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges;

however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

     AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

     For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions within the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date. We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

     We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

     All performance numbers are based on historical earnings. These numbers are not intended to indicate future results.

     Past performance is no guarantee of future results.

     Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

     Delete from this section in the May 1, 2001 and May 1, 2002 prospectuses all references to the Zenith Fund.

     Substitute this paragraph for the third paragraph in this section in your last prospectus:

     * To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable tax treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

     Substitute this paragraph for the eighth paragraph in this section in your last prospectus:

          If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

     Delete from this section in the May 1, 2001 and May 1, 2002 prospectuses all references to the Zenith Fund.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


     All Deferred Annuities and Income Annuities are sold through our licensed sales representatives which include registered representatives of our affiliated broker-dealers. We and our affiliated broker-dealers are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are also members of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered brokers-dealers. Deferred Annuities and Income Annuities may also be sold through the mail or over the Internet.


     The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we may pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.

     We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.


     Our sales representatives and their managers, and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


     Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.

     The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.

     We also pay compensation for the sale of the Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items (as described above). We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


     From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses.


CERTAIN PAYMENTS WE RECEIVE OR MAKE WITH REGARD TO THE PORTFOLIOS


     An investment manager (other than our MetLife Advisers and Met Investors) or sub-investment manager of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is not deducted from the Portfolios' assets and does not decrease the Portfolio's investment return. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.05%. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or other affiliates) with increased access to persons involved in the distribution of the Contracts.



     We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment advisers, MetLife Advisers and MetLife Investors, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. See the Table of Expenses for information on the investment management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the investment management fees paid to the investment manager and sub-investment managers.



     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolios' investment return.


     The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

     We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS

     The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS


     If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.


     If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

     For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

     We may not cancel your Income Annuity.

     We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

                                  INCOME TAXES

     The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments and the impact of state income taxation.

     You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. The SAI has additional tax information. Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

     For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities.

     Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Supplement. Please consult your tax adviser.

     MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

     To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

     Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

  GENERAL

     Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

     Because these products are intended for retirement, if you make withdrawals before age 59 1/2 you may incur a tax penalty.

     We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:

     * increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

     *  adding "catch-up" contributions for taxpayers age 50 and above; and

     *  adding enhanced portability features.

     You should consult your tax adviser regarding these changes.

     Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

  PURCHASE PAYMENTS

     Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

     Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

     There are different annual purchase payments limits for the annuities discussed in this Supplement. Purchase payments in excess of the limits may result in adverse tax consequences.

     Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

     Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

     Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

  WITHDRAWALS AND INCOME PAYMENTS


     Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax. Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.



     If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For PEDC plans, if certain conditions are met amounts may be transferred into another PEDC plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local governmental employer).


     Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.

  MINIMUM DISTRIBUTION REQUIREMENTS

     Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

     *  The year you turn age 70 1/2 or;


     * Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.


     Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

     It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax adviser prior to choosing a pay-out option.

     If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Please consult your tax adviser.

     Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own contract.

  WITHDRAWALS BEFORE AGE 59 1/2


     If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. In general this does not apply to PEDC annuities. (However it does apply to distributions from PEDC contracts under Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.)


     As indicated in the chart below, some taxable distributions prior to age
59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:

                                                                TYPE OF CONTRACT
                                                              --------------------
                                                              TSA   KEOGH   403(A)
                                                              --------------------
In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy, after you
have separated from service                                    x      x       x
After you die                                                  x      x       x
After you become totally disabled (as defined in the Code)     x      x       x
To pay deductible medical expenses                             x      x       x
After separation from service if you are over age 55 at time
of separation                                                  x      x       x
After December 31, 1999 for IRS levies                         x      x       x

 SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

     If you are considering using the Systematic Withdrawal Program (currently only available for TSA Deferred Annuities) or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

     If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.

     Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

  ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING (EXCEPT PEDC)

     We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. This rule does not apply to PEDC contracts under Section 457(b) plans of tax-exempt employers which are not state or local governments. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.


     Generally, an "eligible rollover distribution" is any amount you receive from your Contract. However, it does not include distributions that are:


     *  A series of substantially equal payments made at least annually for:

          --   Your life or life expectancy

          --   Both you and your beneficiary's lives or life expectancies

          --   A specified period of 10 years or more

     *  Withdrawals to satisfy minimum distribution requirements

     *  Certain withdrawals on account of financial hardship

     Other exceptions to the definition of eligible rollover distribution may exist.

     For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

     You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

     Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

  AFTER DEATH

     The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

     If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


     If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.


     If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

TSA ANNUITIES

  GENERAL

     TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.


     Your Deferred Annuity is not forfeitable and you may not transfer it to someone else.


  WITHDRAWALS


     If you are under 59 1/2, you cannot withdraw money from your Contract unless the withdrawal:


     * Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

     *  Is directly transferred to other sec.403(b) arrangements;

     *  Relates to amounts that are not salary reduction elective deferrals;

     * Is after you die, leave your job or become disabled (as defined by the Code); or

     * Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

     You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

     See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

  LOANS

     Some TSA contract loans will be made only from any Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

     The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA annuity and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.


     Your Contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and contract prior to taking any loan.


KEOGH ANNUITIES

  GENERAL

     Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

     See the general heading under Income Taxes for a brief description of the tax rules for Keogh Annuities.

PEDC

  GENERAL

     PEDC plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

     PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

     PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

  WITHDRAWALS

     Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.

     Generally, monies in your contract can not be "made available" to you until you:

     *  Reach age 70 1/2

     *  Leave your job

     *  Have an unforeseen emergency (as defined by the Code)

  MINIMUM DISTRIBUTION

     The minimum distribution rules for contracts issued for PEDC plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.

  SPECIAL RULES

     Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

403(a)

  GENERAL

     The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

     See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS


     MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this supplement, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter to meet its obligations under the Contracts.

                                    APPENDIX

PREMIUM TAX TABLE

     If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                   KEOGH AND          PEDC
                                                   TSA DEFERRED    403(A) DEFERRED    DEFERRED AND
                                                   AND INCOME      AND INCOME         INCOME
                                                   ANNUITIES       ANNUITIES          ANNUITIES(1)
California.......................................  0.5%            0.5%               2.35%
Maine............................................  --              --                 --
Nevada...........................................  --              --                 --
Puerto Rico......................................  1.0%            1.0%               1.0%
South Dakota.....................................  --              --                 --
West Virginia....................................  1.0%            1.0%               1.0%
Wyoming..........................................  --              --                 --

---------------

     (1) Premium tax rates applicable to Deferred and Income Annuities purchased under retirement plans of public employers meeting the requirements of sec.401(a) of the Code are included under the column headed "Keogh and 403(a) Deferred and Income Annuities."

                                  APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

     If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                      TABLE OF CONTENTS FOR THE STATEMENT
                           OF ADDITIONAL INFORMATION

                                                              PAGE
COVER PAGE..................................................     1
TABLE OF CONTENTS...........................................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............     2
SERVICES....................................................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
     ANNUITIES AND INCOME ANNUITIES.........................     2
EARLY WITHDRAWAL CHARGE.....................................     2
EXPERIENCE FACTOR...........................................     2
VARIABLE INCOME PAYMENTS....................................     2
INVESTMENT MANAGEMENT FEES..................................     6
PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE
     ACCOUNT................................................     8
VOTING RIGHTS...............................................    11
ERISA.......................................................    12
TAXES.......................................................    12
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1
FINANCIAL STATEMENTS OF METLIFE.............................     1

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

     If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund, Inc.

     [ ] Met Investors Series Trust

     [ ] Calvert Social Balanced Portfolio

     [ ] American Funds Insurance Series

     [ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                 [METLIFE LOGO]



DEFERRED
ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

INCOME ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                                               MAY 1, 2005

PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). The Income Annuities are no longer available.

--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed
Income Option (not described in this Prospectus) and investment divisions available through Metropolitan
Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan
Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  SALOMON BROTHERS U.S. GOVERNMENT                       MET/AIM MID CAP CORE EQUITY
  BLACKROCK BOND INCOME                                  METLIFE MID CAP STOCK INDEX
    (FORMERLY STATE STREET RESEARCH BOND INCOME)         FI INTERNATIONAL STOCK
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                HARRIS OAKMARK INTERNATIONAL
  PIMCO TOTAL RETURN                                     MFS RESEARCH INTERNATIONAL
  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES          MORGAN STANLEY EAFE(R) INDEX
  LORD ABBETT BOND DEBENTURE                             OPPENHEIMER GLOBAL EQUITY
  BLACKROCK DIVERSIFIED                                    (FORMERLY SCUDDER GLOBAL EQUITY)
    (FORMERLY STATE STREET RESEARCH DIVERSIFIED)         AMERICAN FUNDS GROWTH
  MFS TOTAL RETURN                                       BLACKROCK LEGACY LARGE CAP GROWTH
  NEUBERGER BERMAN REAL ESTATE                             (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH)
  AMERICAN FUNDS GROWTH-INCOME                           JANUS AGGRESSIVE GROWTH
  BLACKROCK LARGE CAP VALUE                              JENNISON GROWTH
    (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE)       (FORMERLY MET/PUTNAM VOYAGER)
  DAVIS VENTURE VALUE                                    OPPENHEIMER CAPITAL APPRECIATION
  FI VALUE LEADERS                                       T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE                         LOOMIS SAYLES SMALL CAP
  HARRIS OAKMARK FOCUSED VALUE                           RUSSELL 2000(R) INDEX
  NEUBERGER BERMAN MID CAP VALUE                         BLACKROCK AGGRESSIVE GROWTH
    (FORMERLY NEUBERGER BERMAN PARTNERS MID CAP            (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH)
    VALUE)                                               T. ROWE PRICE MID-CAP GROWTH
  BLACKROCK INVESTMENT TRUST                             FRANKLIN TEMPLETON SMALL CAP GROWTH
    (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST)    MET/AIM SMALL CAP GROWTH
  METLIFE STOCK INDEX                                    T. ROWE PRICE SMALL CAP GROWTH
  MFS INVESTORS TRUST                                    AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
  BLACKROCK STRATEGIC VALUE                              RCM GLOBAL TECHNOLOGY
    (FORMERLY STATE STREET RESEARCH AURORA)                (FORMERLY PIMCO PEA INNOVATION)
  FI MID CAP OPPORTUNITIES
  ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION                        METLIFE MODERATE TO AGGRESSIVE ALLOCATION
  METLIFE CONSERVATIVE TO MODERATE ALLOCATION            METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate
Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2005. The
SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-81 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and
American Funds prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred
Annuity or Income Annuity.

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW........... ..........  A-PPA-4
TABLE OF EXPENSES.................. .................  A-PPA-6
ACCUMULATION UNIT VALUES TABLE........... ...........  A-PPA-13
METLIFE....................... ......................  A-PPA-25
METROPOLITAN LIFE SEPARATE ACCOUNT E........ ........  A-PPA-25
VARIABLE ANNUITIES................. .................  A-PPA-25
   A Deferred Annuity................................  A-PPA-26
   An Income Annuity.................................  A-PPA-26
YOUR INVESTMENT CHOICES............... ..............  A-PPA-27
DEFERRED ANNUITIES................. .................  A-PPA-31
   The Deferred Annuity and Your Retirement Plan.....  A-PPA-31
   Automated Investment Strategies...................  A-PPA-32
   Purchase Payments.................................  A-PPA-33
      Allocation of Purchase Payments................  A-PPA-33
      Automated Purchase Payments....................  A-PPA-33
      Electronic Applications........................  A-PPA-34
      Limits on Purchase Payments....................  A-PPA-34
   The Value of Your Investment......................  A-PPA-34
   Transfers.........................................  A-PPA-35
   Access to Your Money..............................  A-PPA-38
      Systematic Withdrawal Program..................  A-PPA-38
      Minimum Distribution...........................  A-PPA-40
   Contract Fee......................................  A-PPA-40
   Charges...........................................  A-PPA-41
      Insurance-Related Charge.......................  A-PPA-41
      Investment-Related Charge......................  A-PPA-41
   Premium and Other Taxes...........................  A-PPA-41
   Early Withdrawal Charges..........................  A-PPA-42
      When No Early Withdrawal Charge Applies........  A-PPA-43
      When A Different Early Withdrawal Charge May
        Apply........................................  A-PPA-44
   Free Look.........................................  A-PPA-45
   Death Benefit.....................................  A-PPA-45
   Pay-out Options (or Income Options)...............  A-PPA-46
INCOME ANNUITIES.................. ..................  A-PPA-47
   Income Payment Types..............................  A-PPA-48
   Minimum Size of Your Purchase Payment.............  A-PPA-49
   Allocation........................................  A-PPA-50
   The Value of Your Income Payments.................  A-PPA-50

A-PPA- 2

   Reallocations.....................................  A-PPA-51
   Contract Fee......................................  A-PPA-54
   Charges...........................................  A-PPA-54
      Insurance-Related or Separate Account Charge...  A-PPA-54
      Investment-Related Charge......................  A-PPA-55
   Premium and Other Taxes...........................  A-PPA-55
   Free Look.........................................  A-PPA-55
GENERAL INFORMATION................. ................  A-PPA-56
   Administration....................................  A-PPA-56
      Purchase Payments..............................  A-PPA-56
      Confirming Transactions........................  A-PPA-56
      Processing Transactions........................  A-PPA-57
        By Telephone or Internet.....................  A-PPA-57
        After Your Death.............................  A-PPA-58
        Third Party Requests.........................  A-PPA-58
        Valuation -- Suspension of Payments..........  A-PPA-58
   Advertising Performance...........................  A-PPA-59
   Changes to Your Deferred Annuity or Income
      Annuity .......................................  A-PPA-61
   Voting Rights.....................................  A-PPA-62
   Who Sells the Deferred Annuities and Income
      Annuities......................................  A-PPA-63
        Certain Payments We Receive or Make with
          Regard to the Portfolios...................  A-PPA-64
   Financial Statements..............................  A-PPA-65
   When We Can Cancel Your Deferred Annuity or Income
      Annuity........................................  A-PPA-65
INCOME TAXES.................... ....................  A-PPA-65
LEGAL PROCEEDING.................. ..................  A-PPA-79
APPENDIX FOR PREMIUM TAX TABLE........... ...........  A-PPA-80
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ...................  A-PPA-81

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                                                        A-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.


ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE


With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


CONTRACT


A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

A-PPA- 4

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".


INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.



METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


VARIABLE ANNUITY


An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.



YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant under certain group arrangements.

                                                                        A-PPA- 5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account or Fixed Income Option
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee for Deferred Annuities.......................        None
  Surrender Fee for Deferred Annuities......................        None
  Income Annuity Contract Fee (2)...........................        $350
  Transfer Fee..............................................        None

(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%

  THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

(2) THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY FOR MORE THAN TWO YEARS.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee for Deferred Annuities (3)......................................................     None
Separate Account Charge (as a percentage of your average account value) (4)
  General Administrative Expenses Charge............................................................     .50%
  Mortality and Expense Risk Charge.................................................................     .75%
  Total Separate Account Annual Charge......................  Current and Maximum Guaranteed Charge:    1.25%

(3) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.


(4) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISION TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund, Met Investors Fund and
  American Funds Operating Expenses for the fiscal year
  ending December 31, 2004 (expenses that are deducted from
  these Funds' assets include management fees, distribution
  fees (12b-1 fees) and other expenses).....................     0.30%      1.18%
After Waiver and/or Reimbursement of Expenses (5)(6)........     0.29%      1.18%

                                 A-PPA- 6

(5) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2006, THE FOLLOWING
    PERCENTAGES: 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), .90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO (CLASS E), 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS E), 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), .90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND .90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. EXPENSES FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO HAVE BEEN RESTATED TO REFLECT THE TERMS OF THE EXPENSE LIMITATION AGREEMENT. EXPENSES FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND THE RCM GLOBAL TECHNOLOGY PORTFOLIO HAVE BEEN RESTATED TO REFLECT MANAGEMENT FEE REDUCTIONS THAT BECAME EFFECTIVE MAY 1, 2005. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



(6) PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
BLACKROCK LARGE CAP VALUE PORTFOLIO (CLASS E)                    1.10
MFS INVESTORS TRUST PORTFOLIO                                    1.00
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

     This waiver or agreement to pay is subject to the obligation of each class of the Portfolio separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2006. The effect of such waiver and reimbursement is that performance results are increased.

     MetLife Advisers has also agreed to waive a portion of its investment management fee until at least April 30, 2006 for the following Portfolios in the percentage amounts specified below:

                         PORTFOLIO                                        WAIVED PERCENTAGE
                         ---------                            -----------------------------------------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                   0.05% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                  0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                      0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                              0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                    0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                             0.007% ON ALL ASSETS
BLACKROCK BOND INCOME PORTFOLIO                                0.025% ON ASSETS IN EXCESS OF $1 BILLION
                                                                               AND LESS THAN $2 BILLION
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                      0.015% ON THE FIRST $50 MILLION OF ASSETS

     The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.

                                       A-PPA- 7

                                                                            C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                  A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004       MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (8)       FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio...................                   0.55         0.00         0.09             0.64
BlackRock Bond Income
  Portfolio (6)(7)(10)(18)....                   0.40         0.00         0.06             0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (6)...............                   0.25         0.00         0.07             0.32
Salomon Brothers Strategic Bond
  Opportunities Portfolio.....                   0.65         0.00         0.12             0.77
BlackRock Diversified Portfolio (7)(18)...       0.44         0.00         0.06             0.50
MFS Total Return Portfolio (Class E) (9)...      0.50         0.15         0.14             0.79
BlackRock Large Cap Value Portfolio (Class
  E) (6)(7)(9)(18)............                   0.70         0.15         0.23             1.08
Davis Venture Value Portfolio (7)...             0.72         0.00         0.06             0.78
FI Value Leaders Portfolio (Class
  E) (7)(9)...................                   0.66         0.15         0.08             0.89
Harris Oakmark Large Cap Value
  Portfolio (7)...............                   0.73         0.00         0.06             0.79
Harris Oakmark Focused Value
  Portfolio (7)...............                   0.73         0.00         0.05             0.78
Neuberger Berman Mid Cap Value
  Portfolio (7)...............                   0.68         0.00         0.08             0.76
BlackRock Investment Trust
  Portfolio (7)(18)...........                   0.49         0.00         0.05             0.54
MetLife Stock Index Portfolio (6)...             0.25         0.00         0.05             0.30
MFS Investors Trust Portfolio (6)(14)...         0.75         0.00         0.22             0.97
BlackRock Strategic Value
  Portfolio (7)(18)...........                   0.83         0.00         0.06             0.89
FI Mid Cap Opportunities
  Portfolio (7)(15)...........                   0.68         0.00         0.07             0.75
MetLife Mid Cap Stock Index
  Portfolio (6)...............                   0.25         0.00         0.10             0.35
FI International Stock Portfolio (7)(16)...      0.86         0.00         0.22             1.08
Morgan Stanley EAFE(R) Index
  Portfolio (6)...............                   0.30         0.00         0.29             0.59
Oppenheimer Global Equity
  Portfolio (7)(20)...........                   0.62         0.00         0.19             0.81
BlackRock Legacy Large Cap Growth Portfolio
  (Class E) (7)(9)(18)........                   0.74         0.15         0.06             0.95
Jennison Growth Portfolio (7)(19)...             0.65         0.00         0.06             0.71
T. Rowe Price Large Cap Growth
  Portfolio (6)(7)............                   0.62         0.00         0.12             0.74
Loomis Sayles Small Cap Portfolio (6)(7)...      0.90         0.00         0.08             0.98
Russell 2000(R) Index Portfolio (6)...           0.25         0.00         0.12             0.37
BlackRock Aggressive Growth
  Portfolio (7)(18)...........                   0.73         0.00         0.06             0.79
Franklin Templeton Small Cap Growth
  Portfolio (6)(7)............                   0.90         0.00         0.25             1.15
T. Rowe Price Small Cap Growth
  Portfolio (7)...............                   0.52         0.00         0.08             0.60

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2004        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (8)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
Salomon Brothers U.S. Government
  Portfolio...................                    0.00           0.64
BlackRock Bond Income
  Portfolio (6)(7)(10)(18)....                    0.00           0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (6)...............                    0.01           0.31
Salomon Brothers Strategic Bond
  Opportunities Portfolio.....                    0.00           0.77
BlackRock Diversified Portfolio (7)(18)...        0.00           0.50
MFS Total Return Portfolio (Class E) (9)...       0.00           0.79
BlackRock Large Cap Value Portfolio (Class
  E) (6)(7)(9)(18)............                    0.00           1.08
Davis Venture Value Portfolio (7)...              0.00           0.78
FI Value Leaders Portfolio (Class
  E) (7)(9)...................                    0.00           0.89
Harris Oakmark Large Cap Value
  Portfolio (7)...............                    0.00           0.79
Harris Oakmark Focused Value
  Portfolio (7)...............                    0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio (7)...............                    0.00           0.76
BlackRock Investment Trust
  Portfolio (7)(18)...........                    0.00           0.54
MetLife Stock Index Portfolio (6)...              0.01           0.29
MFS Investors Trust Portfolio (6)(14)...          0.00           0.97
BlackRock Strategic Value
  Portfolio (7)(18)...........                    0.00           0.89
FI Mid Cap Opportunities
  Portfolio (7)(15)...........                    0.00           0.75
MetLife Mid Cap Stock Index
  Portfolio (6)...............                    0.01           0.34
FI International Stock Portfolio (7)(16)...       0.00           1.08
Morgan Stanley EAFE(R) Index
  Portfolio (6)...............                    0.01           0.58
Oppenheimer Global Equity
  Portfolio (7)(20)...........                    0.00           0.81
BlackRock Legacy Large Cap Growth Portfolio
  (Class E) (7)(9)(18)........                    0.00           0.95
Jennison Growth Portfolio (7)(19)...              0.00           0.71
T. Rowe Price Large Cap Growth
  Portfolio (6)(7)............                    0.00           0.74
Loomis Sayles Small Cap Portfolio (6)(7)...       0.05           0.93
Russell 2000(R) Index Portfolio (6)...            0.01           0.36
BlackRock Aggressive Growth
  Portfolio (7)(18)...........                    0.00           0.79
Franklin Templeton Small Cap Growth
  Portfolio (6)(7)............                    0.00           1.15
T. Rowe Price Small Cap Growth
  Portfolio (7)...............                    0.00           0.60

                                 A-PPA- 8


                                                           C             A+B+C=D
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES
                                MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.25             0.35
MetLife Conservative to
  Moderate Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.08             0.18
MetLife Moderate Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.05             0.15
MetLife Moderate to Aggressive
  Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.06             0.16
MetLife Aggressive Allocation
  Portfolio (6)(22)...........     0.10      0.00         0.19             0.29


                                                                                                   TOTAL EXPENSES FOR
                                                          D-E=F             TOTAL EXPENSES         THE PORTFOLIO AND
                                        E            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                     WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
ASSET ALLOCATION PORTFOLIOS       REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (6)(22)...........        0.25                0.10                   0.65                     0.75
MetLife Conservative to
  Moderate Allocation
  Portfolio (6)(22)...........        0.08                0.10                   0.67                     0.77
MetLife Moderate Allocation
  Portfolio (6)(22)...........        0.05                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation
  Portfolio (6)(22)...........        0.06                0.10                   0.72                     0.82
MetLife Aggressive Allocation
  Portfolio (6)(22)...........        0.19                0.10                   0.74                     0.84

                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...............     0.50      0.00         0.07             0.57
Lord Abbett Bond Debenture
  Portfolio (5)(7)(10).....................     0.52      0.00         0.06             0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (5)(7)(9)......................     0.70      0.15         0.06             0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(7)(9)(17)..................     0.73      0.15         0.10             0.98
Harris Oakmark International Portfolio
  (Class E) (5)(7)(9)(11)(17)..............     0.84      0.15         0.15             1.14
MFS Research International
  Portfolio (5)(7)(17).....................     0.77      0.00         0.29             1.06
Janus Aggressive Growth
  Portfolio (5)(7)(13)(17).................     0.68      0.00         0.14             0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (5)(7)(9)(17)..................     0.60      0.15         0.10             0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(12)(17)....................     0.75      0.00         0.15             0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(7)(9)(17).........................     0.90      0.15         0.13             1.18
RCM Global Technology
  Portfolio (5)(7)(21).....................     0.90      0.00         0.01             0.91

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2004        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...............       0.00           0.57
Lord Abbett Bond Debenture
  Portfolio (5)(7)(10).....................       0.00           0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (5)(7)(9)......................       0.00           0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(7)(9)(17)..................       0.00           0.98
Harris Oakmark International Portfolio
  (Class E) (5)(7)(9)(11)(17)..............       0.00           1.14
MFS Research International
  Portfolio (5)(7)(17).....................       0.00           1.06
Janus Aggressive Growth
  Portfolio (5)(7)(13)(17).................       0.00           0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (5)(7)(9)(17)..................       0.00           0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(12)(17)....................       0.00           0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(7)(9)(17).........................       0.00           1.18
RCM Global Technology
  Portfolio (5)(7)(21).....................       0.00           0.91

                                                                              C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                 A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004           MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (7)(8)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio...             0.29      0.25         0.02             0.56
American Funds Growth Portfolio...                    0.35      0.25         0.01             0.61
American Funds Global Small Capitalization
  Portfolio.................                          0.77      0.25         0.04             1.06

                                                                      D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                   E        TOTAL EXPENSES
for fiscal year ending December 31, 2004              WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (7)(8)(9)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio...               0.00           0.56
American Funds Growth Portfolio...                      0.00           0.61
American Funds Global Small Capitalization
  Portfolio.................                            0.00           1.06

(7) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.


(8) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION. THE TABLES DO NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT MANAGEMENT FEES FOR ANY OF THE PORTFOLIOS. SEE THE SAI FOR MORE INFORMATION.


(9) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

                                       A-PPA- 9

(10) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

(11) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

(12) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

(13) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

(14) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

(15) PRIOR TO THE OPENING ON BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES PORTFOLIO WAS MERGED INTO THE JANUS MID CAP
     PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

(16) ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY
     BECAME THE SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

(17) FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                           0.07
JANUS AGGRESSIVE GROWTH PORTFOLIO                                0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.05
MET/AIM MID CAP CORE EQUITY PORTFOLIO                            0.04
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                           0.02
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.12
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.04

(18) EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

           PRIOR PORTFOLIO NAME                         NEW PORTFOLIO NAME
           --------------------                         ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO                                 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO      BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME
  PORTFOLIO                                 BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO                                 BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO                                 BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH      BLACKROCK LEGACY LARGE CAP GROWTH
  PORTFOLIO                                 PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE
  PORTFOLIO                                 BLACKROCK LARGE CAP VALUE PORTFOLIO

(19) PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

(20) ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

(21) ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE
     SUB-INVESTMENT MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.


(22) THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THESE PORTFOLIOS WILL BEGIN OPERATIONS ON OR ABOUT MAY 1, 2005. THE EXPENSE INFORMATION IN THE FEE TABLE IS AN ESTIMATE OF THE PORTFOLIOS' EXPENSES THROUGH DECEMBER 31, 2005. THE TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT FOR UNDERLYING PORTFOLIOS INCLUDES THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS. THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS
     ARE: 1.00% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.85% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 0.85% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.88% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 1.04% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.


                                 A-PPA- 10

EXAMPLES

The examples are intended to help you compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return; and

 -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                   1          3              5              10
                                                                  YEAR      YEARS          YEARS          YEARS
----------------------------------------------------------------------------------------------------------------
Maximum.....................................................      $893      $1,245         $1,592         $2,753
Minimum.....................................................      $811      $  989         $1,143         $1,839

EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return; and

 -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $879         $1,202         $1,517         $2,753
Minimum...................................................      $158         $  489         $  843         $1,839


                                      A-PPA- 11

EXAMPLE 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return;

 --   you bear the Income Annuity Contract Fee; and

 -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                                 1              3              5              10
                                                                YEAR          YEARS          YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum..................................................      $1,229         $1,552         $1,867         $3,103
Minimum..................................................      $  508         $  839         $1,193         $2,189

                                 A-PPA- 12

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)
    These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Division(h)................................. 2004      $ 16.14          $ 16.42          2,389
                                               2003        16.07            16.14          3,166
                                               2002        15.07            16.07          3,844
                                               2001        14.30            15.07          1,179

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Bond Income Division(c)............. 2004        24.52            25.29          9,471
                                               2003        23.46            24.52         15,377
                                               2002        21.93            23.46         17,570
                                               2001        20.49            21.93         18,441
                                               2000        18.65            20.49         16,397
                                               1999        19.33            18.65         18,535
                                               1998        17.89            19.33         20,060
                                               1997        16.49            17.89         16,307
                                               1996        16.12            16.49         16,604
                                               1995        13.65            16.12         15,252


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Lehman Brothers(R) Aggregate Bond Index
  Division(e)................................. 2004        12.83            13.19         17,350
                                               2003        12.53            12.83         20,045
                                               2002        11.51            12.53         20,058
                                               2001        10.85            11.51         17,519
                                               2000         9.86            10.85         11,149
                                               1999        10.12             9.86          7,735
                                               1998        10.00            10.12            793


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                      A-PPA- 13

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


PIMCO Total Return Division(h)................ 2004      $ 11.78          $ 12.25          6,968
                                               2003        11.41            11.78          9,778
                                               2002        10.55            11.41          8,941
                                               2001        10.00            10.55          2,743

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division(h)................................. 2004        19.53            20.56          1,947
                                               2003        17.55            19.53          2,157
                                               2002        16.22            17.55          1,216
                                               2001        15.37            16.22            494

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division(b)(d)..... 2004        12.57            13.47          3,989
                                               2003        10.65            12.57          5,372
                                               2002        10.65            10.65          4,922
                                               2001        10.93            10.65          5,375
                                               2000        11.17            10.93          5,291
                                               1999         9.60            11.17          4,708
                                               1998        10.51             9.60          3,882
                                               1997        10.00            10.51          2,375


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                 A-PPA- 14

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


BlackRock Diversified Division................ 2004      $ 27.16          $ 29.10         31,316
                                               2003        22.81            27.16         48,133
                                               2002        26.81            22.81         53,831
                                               2001        28.98            26.81         66,375
                                               2000        29.04            28.98         72,259
                                               1999        27.05            29.04         75,126
                                               1998        22.89            27.05         73,897
                                               1997        19.22            22.89         62,604
                                               1996        17.00            19.22         52,053
                                               1995        13.55            17.00         42,712


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MFS Total Return Division(k).................. 2004        10.04            10.94            425


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

          Year End Accumulation Unit Value


Neuberger Berman Real Estate Division(k)...... 2004        10.00            12.86          1,211


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Growth-Income Division(h)...... 2004        92.67           101.01          1,516
                                               2003        70.85            92.67          1,753
                                               2002        87.85            70.85          1,163
                                               2001        86.74            87.85            404

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Large Cap Value Division(f)......... 2004        10.61            11.87          1,189
                                               2003         7.93            10.61            856
                                               2002        10.00             7.93            284

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                      A-PPA- 15

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Davis Venture Value Division(a)............... 2004      $ 28.84          $ 32.01          2,161
                                               2003        22.32            28.84          2,515
                                               2002        27.02            22.32          2,269
                                               2001        30.79            27.02          2,072
                                               2000        30.19            30.79            917

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


FI Value Leaders Division(f).................. 2004        23.83            26.73            221
                                               2003        19.04            23.83            176
                                               2002        23.06            19.04             40

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division(e).... 2004        12.18            13.41         13,378
                                               2003         9.83            12.18         18,737
                                               2002        11.60             9.83         19,479
                                               2001         9.92            11.60         16,415
                                               2000         8.93             9.92          4,947
                                               1999         9.71             8.93          3,631
                                               1998        10.00             9.71            386


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Focused Value Division(h)...... 2004        31.62            34.33          3,829
                                               2003        24.13            31.62          5,303
                                               2002        26.80            24.13          5,044
                                               2001        21.38            26.80          2,800

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                 A-PPA- 16

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Neuberger Berman Mid Cap Value Division(e).... 2004      $ 18.29          $ 22.20          7,073
                                               2003        13.56            18.29          9,002
                                               2002        15.20            13.56          9,180
                                               2001        15.78            15.20          9,094
                                               2000        12.46            15.78          7,506
                                               1999        10.73            12.46          2,438
                                               1998        10.00            10.73            297


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Investment Trust Division........... 2004        28.61            31.33         23,745
                                               2003        22.24            28.61         42,947
                                               2002        30.49            22.24         47,435
                                               2001        37.20            30.49         57,292
                                               2000        40.14            37.20         62,971
                                               1999        34.30            40.14         64,026
                                               1998        27.10            34.30         64,053
                                               1997        21.37            27.10         60,102
                                               1996        17.71            21.37         49,644
                                               1995        13.47            17.71         38,047


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MetLife Stock Index Division.................. 2004        33.38            36.44         46,396
                                               2003        26.36            33.38         69,963
                                               2002        34.37            26.36         73,961
                                               2001        39.62            34.37         80,855
                                               2000        44.24            39.62         83,765
                                               1999        37.08            44.24         79,702
                                               1998        29.28            37.08         71,204
                                               1997        22.43            29.28         58,817
                                               1996        18.52            22.43         43,141
                                               1995        13.70            18.52         29,883


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


                                      A-PPA- 17

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


MFS Investors Trust Division(h)............... 2004      $  7.92          $  8.71            874
                                               2003         6.58             7.92            848
                                               2002         8.35             6.58            796
                                               2001        10.06             8.35            494

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

BlackRock Strategic Value Division(a)......... 2004        16.17            18.42         13,749
                                               2003        10.90            16.17         18,572
                                               2002        14.03            10.90         18,446
                                               2001        12.25            14.03         14,487
                                               2000        10.00            12.25          4,095
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


FI Mid Cap Opportunities Division(b)(j)....... 2004        14.83            17.17         22,357
                                               2003        11.16            14.83         38,331
                                               2002        15.91            11.16         42,962
                                               2001        25.71            15.91         52,028
                                               2000        37.86            25.71         57,546
                                               1999        17.19            37.86         44,078
                                               1998        12.69            17.19         19,031
                                               1997        10.00            12.69          7,417


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


Met/AIM Mid Cap Core Equity Division(f)....... 2004        12.11            13.69            738
                                               2003         9.70            12.11            799
                                               2002        11.41             9.70            342


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

                                 A-PPA- 18

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


MetLife Mid Cap Stock Index Division(a)....... 2004      $ 11.61          $ 13.31          6,734
                                               2003         8.71            11.61         11,376
                                               2002        10.36             8.71         10,596
                                               2001        10.62            10.36          8,080
                                               2000        10.00            10.62          5,493

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


FI International Stock Division............... 2004        13.26            15.48          5,447
                                               2003        10.49            13.26         11,727
                                               2002        12.87            10.49         13,031
                                               2001        16.41            12.87         13,984
                                               2000        18.49            16.41         13,980
                                               1999        16.07            18.49         13,052
                                               1998        13.28            16.07         14,330
                                               1997        13.77            13.28         15,865
                                               1996        14.19            13.77         17,780
                                               1995        14.25            14.19         17,553


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


Harris Oakmark International Division(f)...... 2004        11.82            14.09          1,330
                                               2003         8.86            11.82            595
                                               2002        10.61             8.86             42


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

MFS Research International Division(h)........ 2004         9.96            11.78            873
                                               2003         7.63             9.96            973
                                               2002         8.73             7.63            830
                                               2001        10.00             8.73            409
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

                                      A-PPA- 19

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division(e)...... 2004      $  9.73          $ 11.50          7,397
                                               2003         7.16             9.73         12,719
                                               2002         8.69             7.16         12,545
                                               2001        11.25             8.69         11,012
                                               2000        13.31            11.25          8,034
                                               1999        10.79            13.31          3,869
                                               1998        10.00            10.79            342

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

Oppenheimer Global Equity Division(b)......... 2004        13.22            15.20          5,109
                                               2003        10.26            13.22         10,017
                                               2002        12.37            10.26         10,868
                                               2001        14.93            12.37         12,091
                                               2000        15.36            14.93         11,687
                                               1999        12.43            15.36          9,323
                                               1998        10.85            12.43          7,712
                                               1997        10.00            10.85          4,826

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


American Funds Growth Division(h)............. 2004       119.08           132.30          1,306
                                               2003        88.13           119.08          1,483
                                               2002       118.11            88.13            925
                                               2001       146.13           118.11            383


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


BlackRock Legacy Large Cap Growth
  Division(k)................................. 2004        10.08            11.06            100


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

          Year End Accumulation Unit Value

                                 A-PPA- 20

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Janus Aggressive Growth Division(g)(h)........ 2004      $  6.82          $  7.33          1,095
                                               2003         5.32             6.82          1,650
                                               2002         7.76             5.32          1,511
                                               2001        10.00             7.76          1,023

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


Met/Putnam Voyager Division(a)(j)............. 2004         4.32             4.48          3,425
                                               2003         3.47             4.32          6,160
                                               2002         4.95             3.47          5,946
                                               2001         7.24             4.95          5,527
                                               2000         9.82             7.24          2,555

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division(e).... 2004        11.38            12.36          6,879
                                               2003         8.81            11.38         10,543
                                               2002        11.62             8.81         10,694
                                               2001        13.06            11.62         12,077
                                               2000        13.29            13.06         12,475
                                               1999        11.01            13.29          3,394
                                               1998        10.00            11.01            407


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

Loomis Sayles Small Cap Division(a)........... 2004        24.00            27.58            584
                                               2003        17.81            24.00            812
                                               2002        22.99            17.81            759
                                               2001        25.53            22.99            654
                                               2000        25.79            25.53            353
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

                                      A-PPA- 21

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Division(e)............. 2004      $ 13.69          $ 15.92          6,555
                                               2003         9.49            13.69         10,958
                                               2002        12.08             9.49         10,366
                                               2001        12.13            12.08          9,632
                                               2000        12.76            12.13          9,113
                                               1999        10.53            12.76          5,395
                                               1998        10.00            10.53            598

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

BlackRock Aggressive Growth Division.......... 2004        24.88            27.76         13,489
                                               2003        17.89            24.88         25,244
                                               2002        25.42            17.89         27,179
                                               2001        33.76            25.42         31,091
                                               2000        37.01            33.76         33,051
                                               1999        28.12            37.01         31,947
                                               1998        25.05            28.12         38,975
                                               1997        23.77            25.05         43,359
                                               1996        22.35            23.77         43,962
                                               1995        17.47            22.35         33,899

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division(h)...... 2004         6.31             7.37          2,821
                                               2003         4.66             6.31          3,464
                                               2002         8.43             4.66          2,343
                                               2001        10.00             8.43          1,519


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth
Division(h)................................... 2004         8.99             9.89          1,461
                                               2003         6.28             8.99          2,000
                                               2002         8.81             6.28          1,420
                                               2001        10.00             8.81            769
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

                                 A-PPA- 22

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Met/AIM Small Cap Growth Division(f).......... 2004      $ 11.69          $ 12.30            245
                                               2003         8.51            11.69            317
                                               2002        11.25             8.51            130


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division(b).... 2004        12.34            13.54          8,922
                                               2003         8.87            12.34         15,892
                                               2002        12.25             8.87         16,729
                                               2001        13.64            12.25         18,643
                                               2000        15.19            13.64         19,423
                                               1999        12.02            15.19         14,007
                                               1998        11.76            12.02         13,119
                                               1997        10.00            11.76          6,932

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division(h)................................. 2004        16.52            19.72          2,515
                                               2003        10.90            16.52          2,336
                                               2002        13.63            10.90          1,291
                                               2001        15.83            13.63            549

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

                                      A-PPA- 23

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
RCM Global Technology Division(h)............. 2004      $  5.66          $  5.35          4,304
                                               2003         3.63             5.66          6,380
                                               2002         7.44             3.63          2,785
                                               2001        10.00             7.44          2,036
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value

----------------------------------------

(a)Inception Date: July 5, 2000.
(b)Inception Date: March 3, 1997.
(c)The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)Inception Date: November 9, 1998.
(f)Inception date: May 1, 2002.
(g)The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(h)Inception Date: May 1, 2001.
(i)The investment division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004, is that of the Janus Mid Cap Division.
(j)The assets in this investment division were merged into Jennison Growth Division prior to opening of business on May 2, 2005. This investment division is no longer available.
(k)Inception Date: May 1, 2004.

                                 A-PPA- 24

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve individuals in approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Taiwan and Uruguay.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Deferred and Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the

Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.
                                                                       A-PPA- 25
investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity such as the availability of a guaranteed income for life or the death benefit.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as payment options, including our guarantee of income for your lifetime, they are "annuities."

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.
The Income Annuities are no longer available.

   A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
A-PPA- 26

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Value Leaders, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, MFS Total Return, BlackRock Legacy Large Cap Growth and BlackRock Large Cap Value, which are all Class E.


The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.


Starting with the most conservative Portfolio, the first group of investment choices is listed in the approximate risk relationship among each available Portfolio in the first group, with all those within the same investment style listed in alphabetical order. The second group of investment choices, the asset allocation portfolios, is also listed in order of risk. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides.

The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.
                                                                       A-PPA- 27

Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

A-PPA- 28

Salomon Brothers U.S. Government       Seeks to maximize total return
  Portfolio                            consistent with preservation of
                                       capital and maintenance of liquidity
BlackRock Bond Income Portfolio        Seeks competitive total return
                                       primarily from investing in
                                       fixed-income securities
Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index
PIMCO Total Return Portfolio           Seeks maximum total return,
                                       consistent with the preservation of
                                       capital and prudent investment
                                       management
Salomon Brothers Strategic Bond        Seeks to maximize total return
  Opportunities Portfolio              consistent with preservation of
                                       capital
Lord Abbett Bond Debenture Portfolio   Seeks high current income and the
                                       opportunity for capital appreciation
                                       to produce a high total return
BlackRock Diversified Portfolio        Seeks high total return while
                                       attempting to limit investment risk
                                       and preserve capital
MFS Total Return Portfolio             Seeks a favorable total return
                                       through investment in a diversified
                                       portfolio
Neuberger Berman Real Estate           Seeks to provide total return through
  Portfolio                            investment in real estate securities,
                                       emphasizing both capital appreciation
                                       and current income
American Funds Growth-Income           Seeks both capital appreciation and
  Portfolio                            income
BlackRock Large Cap Value Portfolio    Seeks long-term growth of capital
Davis Venture Value Portfolio          Seeks growth of capital
FI Value Leaders Portfolio             Seeks long-term growth of capital
Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio
Harris Oakmark Focused Value           Seeks long-term capital appreciation
  Portfolio
Neuberger Berman Mid Cap Value         Seeks capital growth
  Portfolio
BlackRock Investment Trust Portfolio   Seeks long-term growth of capital and
                                       income
MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's(R) 500 Composite
                                       Stock Price Index
MFS Investors Trust Portfolio          Seeks long-term growth of capital
                                       with a secondary objective to seek
                                       reasonable current income
BlackRock Strategic Value Portfolio    Seeks high total return, consisting
                                       principally of capital appreciation
FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital
Met/AIM Mid Cap Core Equity Portfolio  Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) MidCap 400
                                       Composite Stock Price Index
FI International Stock Portfolio       Seeks long-term growth of capital
Harris Oakmark International           Seeks long-term capital appreciation
  Portfolio
MFS Research International Portfolio   Seeks capital appreciation
Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index
Oppenheimer Global Equity Portfolio    Seeks capital appreciation
American Funds Growth Portfolio        Seeks capital appreciation through
                                       stocks
BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital
  Portfolio
Janus Aggressive Growth Portfolio      Seeks long-term growth of capital
Jennison Growth Portfolio              Seeks long-term growth of capital
Oppenheimer Capital Appreciation       Seeks capital appreciation
  Portfolio
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income
Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities
Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
BlackRock Aggressive Growth Portfolio  Seeks maximum capital appreciation
T. Rowe Price Mid-Cap Growth           Seeks to provide long-term growth of
  Portfolio                            capital
Franklin Templeton Small Cap Growth    Seeks long-term capital growth
  Portfolio
Met/AIM Small Cap Growth Portfolio     Seeks long-term growth of capital
T. Rowe Price Small Cap Growth         Seeks long-term capital growth
  Portfolio
American Funds Global Small            Seeks capital appreciation through
  Capitalization Portfolio             stocks
RCM Global Technology Portfolio        Seeks capital appreciation; no
                                       consideration is given to income
                        ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation        Seeks a high level of current income,
  Portfolio                            with growth of capital a secondary
                                       objective
MetLife Conservative to Moderate       Seeks a high total return in the form
  Allocation Portfolio                 of income and growth of capital, with
                                       a greater emphasis on income
MetLife Moderate Allocation Portfolio  Seeks a balance between a high level of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital
MetLife Moderate to Aggressive         Seeks growth of capital
  Allocation Portfolio
MetLife Aggressive Allocation          Seeks growth of capital
  Portfolio


While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.


The degree of investment risk you assume will depend on the investment divisions you choose. We have listed the first group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order. The second group of choices, the asset allocation portfolios, is also listed in order of risk.
                                                                       A-PPA- 29

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.


The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.



The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

A-PPA- 30

Information about the payments we receive or make with regard to the Portfolios can be found later in this prospectus in the section under the "Who Sells the Deferred Annuities and Income Annuities" heading.


We select the Portfolios offered through the Contracts based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described later in this prospectus. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers/reallocations of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners/participants. We do not provide investment advice and do not recommend or endorse any particular Portfolio.


DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *   Non-Qualified

    *   Traditional IRAs (Individual Retirement Annuities)

    *   Roth IRAs (Roth Individual Retirement Annuities)

    * SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

    *   SEPs (Simplified Employee Pensions)

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining

These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity).
                                                                       A-PPA- 31
what your plan says. You should consult your Deferred Annuity Contract and plan document to see how you may be affected.


AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.


As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.


THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
            Also, the strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
A-PPA- 32

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your bank account and makes the purchase payment for you.

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
                                                                       A-PPA- 33

ELECTRONIC APPLICATIONS

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

* The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

* Your money, application and other documentation are received in good order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

    If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws;

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance; and

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchasepayments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

A-PPA- 34

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE


Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 ($500 x 1.05 = $525).


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's



You may transfer money within your Contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.
                                                                       A-PPA- 35
shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to


A-PPA- 36
or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity


                                                                       A-PPA- 37
relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the investment Portfolio prospectuses for more details.


Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY
You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or

       Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

     We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request.

A-PPA- 38
annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.


CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request that the payment date be the 20th day of the month.
                                                                       A-PPA- 39

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

* For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

Your Account Balance will be reduced by the amount of your Systematic Withdrawal
 Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
A-PPA- 40

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.

                                                                       A-PPA- 41

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

  You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

      We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.
A-PPA- 42

The early withdrawal charge on purchase payments withdrawn is as follows:

                           During Purchase Payment Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.


* If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.


* If you withdraw up to 10% of your Account Balance in a Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Because you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.
                                                                       A-PPA- 43

* If your Contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.

* If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:


    We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:


                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*   Amounts transferred on or after January 1, 1996:


     -- For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original
          Contract:


                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under

A-PPA- 44
          the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.


* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.


FREE LOOK
You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those contractholders who are interested in receiving more information about the exchange offer should contact their representative.

DEATH BENEFIT
One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the

                                                                       A-PPA- 45

Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.


Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any early withdrawal charges.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;
*   A fixed dollar payment or a variable payment; and
*   A refund feature.


 The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity.



 If you annuitize your Deferred Annuity and should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your Contract, we will use the current rates.


A-PPA- 46

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.


By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.



Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.


INCOME ANNUITIES
Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuities are no longer available.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified         *  Roth IRA            *  SIMPLE IRA
*  Traditional IRA       *  SEP IRA

If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, ROTH IRAs, 401(k)s, Keoghs, 401(a)s, 403(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer

                                                                       A-PPA- 47
from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.


Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

                    Many times, the Owner and the Annuitant are the same person.

      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;


- The growth potential of other investments; and


- How long you would like your income to last.

A-PPA- 48

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This

                                                                       A-PPA- 49
means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

ALLOCATION
You decide what portion of your income payment is allocated to each of the variable investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a



                 The AIR is stated in your Contract and may range from 3% to 6%. A-PPA- 50 higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:


* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


* Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we divide by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

* Finally, we multiply the previous Annuity Unit Value by this result. REALLOCATIONS

You can reallocate among the investment divisions or the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions.


Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.


For us to process a reallocation, you must tell us:

*   The percentage of the income payment to be reallocated;

* The investment divisions from which you want the income payment to be reallocated; and

* The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the


                                                                       A-PPA- 51
reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose


A-PPA- 52
this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.


                                                                       A-PPA- 53

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.
CONTRACT FEE
If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping.

CHARGES
There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

The charges you pay will not reduce the number of annuity units credited to you.
         Instead, we deduct the charges when calculating the Annuity Unit Value. A-PPA- 54

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities (Class B and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

                                                                       A-PPA- 55

GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and

         Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.
A-PPA- 56
automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/ reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

For your Deferred Annuity in the pay-out phase or Income Annuity, you may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

                                                                       A-PPA- 57

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

A-PPA- 58

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/ Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income

                                                                       A-PPA- 59

Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

A-PPA- 60

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

                                                                       A-PPA- 61

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.


* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

A-PPA- 62

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES

All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. They also may be sold through the mail or over the Internet.



The licensed sales representatives who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments for Deferred Annuities and 0% to 5% for Income Annuities. The commission we pay upon annuitization of the Deferred Annuity is 0% to 4.5% of the amount applied to provide the payments.


We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .25% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.


Our sales representatives and their managers may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

                                                                       A-PPA- 63

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.


The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.


CERTAIN PAYMENTS WE RECEIVE OR MAKE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our MetLife Advisers and MetLife Investors) or sub-investment manager of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is not deducted from the Portfolios' assets and does not decrease the Portfolio's investment return. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.05%. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or other affiliates) with increased access to persons involved in the distribution of the Contracts.



We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment managers, MetLife Advisers and MetLife Investors, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the investment manager makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. See the Table of Expenses for information on the investment management fees paid to the investment manager and the Statement of Additional Information for the Funds for information on the investment management fees paid to the investment manager and sub-investment managers.



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolios' investment return.



The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution


A-PPA- 64
plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early withdrawal charges may apply.


INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.
                                                                       A-PPA- 65

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA or qualified plan with an annuity, it does provide you additional insurance benefits such as availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower maximum tax rate of 15% that applies to long term capital gains and qualifying dividends.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value

A-PPA- 66
of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.


Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:

* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding enhanced portability features.

You should consult your tax adviser regarding these changes.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.


When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:


*   annuity you purchase (e.g., Non-Qualified or IRA); and

*   pay-out option you elect.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

                                                                       A-PPA- 67

WITHDRAWALS BEFORE AGE 59 1/2


If you receive a taxable distribution from your Contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. (In general, this does not apply to 457 annuities. However, it does apply to distributions from Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.)


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                        Type of Contract
                               -----------------------------------
                                                            401(a)
                                               Trad.        401(k)
                                              IRA/SEP       Keogh
                                              ROTH IRA      403(a)
                                 Non-          SIMPLE       403(b)
                               Qualified        IRA*         457
                               ---------      --------      ------
In a series of
  substantially equal
  payments made annually
  (or more frequently)
  for life or life
  expectancy (SEPP)                x             x            x(1)
After you die                      x             x            x
After you become totally
disabled (as defined in
the Code)                          x             x            x
To pay deductible medical
expenses                                         x            x
To pay medical insurance
premiums if you are
unemployed                                       x
For qualified higher
education expenses, or                           x
For qualified first time
home purchases up to
$10,000                                          x
After December 31, 1999
for IRS levies                                   x            x
After separation from
service if you are over
age 55 at time of
separation                                                    x
Under certain income
annuities providing for
substantially equal
payments over the
"pay-out" period                   x
(*) For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(1) You must also be separated from service.

A-PPA- 68

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

NON-QUALIFIED ANNUITIES


* Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.


* Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.


* Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.
* When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax


You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
                                                                       A-PPA- 69
    purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS


Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


* Possible taxation of transfers/reallocations between investment divisions and/or transfers/reallocations from/between an investment division to/and a fixed option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.

A-PPA- 70

PURCHASE PAYMENTS


Although the Code does not limit the amount of your purchase payments, your Contract may limit them.


PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified Annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).


* This rule does not apply to payments made pursuant to an income pay-out option under your Contract.


* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payments and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payment; and

*   A taxable payment of earnings.


* We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.


* Income payments and amount received on the exercise of a withdrawal or partial withdrawal option under your non-qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead by taxable under the rules for income payment or withdrawals, whichever is applicable.

Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or
(b) five years after income payments commence will generally invalidate the exception and subject you to additional penalties and interest.

                                                                       A-PPA- 71

The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or from an investment division into the Fixed Income Option.



We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table).


We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you die before the purchase payment is returned, the unreturned amount may be deductible on your final tax return or deductible by your beneficiary if income payments continue after your death or a lump sum is paid to your estate or your beneficiary.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

AFTER DEATH

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).



If you die before the annuity starting date, as defined under the income tax regulations, payment of your entire interest in the Contract must be made within five years of the date of your death or payments must begin under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death.


If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

A-PPA- 72

If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner, he or she may elect to continue as "owner" of the contract.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death (or change) of any annuitant.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRAs AND SEPs]

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.

* Your IRA annuity is not forfeitable and you may not transfer it to someone else.

* You can transfer your IRA proceeds to a similar IRA or certain eligible retirement plans of an employer, without incurring Federal income taxes if certain conditions are satisfied.

* IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

* The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

* The IRS has approved the form of the Traditional IRA endorsement and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA or SIMPLE IRA Contract issued to you may differ from the form of the Traditional IRA or SIMPLE IRA approved by the IRS because

For individuals under 50, your total annual purchase payments to all your Traditional and Roth IRAs for 2005 may not exceed the lesser of $4,000 or 100% of your "compensation" as defined by the Code.

                                                                       A-PPA- 73
    of several factors such as different riders and state insurance department requirements.

* The Roth IRA endorsement used with the Contract is based on the IRA Model Roth IRA Contract Form 5305-RB (Rev 3-02).

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:

* Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($4,000 for tax years 2005-2007). This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

* Beginning in 2002, individuals age 50 or older can make an additional "catch-up" contribution of $500 per year (assuming you have sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

* Purchase payments in excess of permitted amounts may be subject to a penalty tax.

* Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2005, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($70,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over

                    In some cases, your purchase payments may be tax deductible.

A-PPA- 74

$60,000 ($80,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax-free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, for Traditional IRAs, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or


* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.


Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The

                                                                       A-PPA- 75
new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

In general, proposed regulations issued in 2002 and finalized in 2004, permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.


If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

 If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

A-PPA- 76

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount under the Code ($4,000 for tax years 2005-2007) including contributions to all your Traditional and Roth IRAs. This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). In 2005 individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006. You may contribute up to the annual purchase payment limit, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:

           Status                        Income
        ------------                  ------------
         Individual                 $95,000--$110,000
   Married filing jointly          $150,000--$160,000
  Married filing separately            $0--$10,000

- Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

-  You can contribute to a Roth IRA after age 70 1/2.

- If you exceed the purchase payment limits you may be subject to a tax penalty.

- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is made:

- At least five taxable years after your first purchase payment to a Roth IRA, and

*   The withdrawal is made:

-  On or after the date you reach age 59 1/2;

-  Upon your death or disability; or

-  For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable

For individuals under 50, annual purchase payments to your IRAs, including Roth IRAs for 2005 may not exceed the lesser of $4,000 or 100% of your "compensation" as defined by the Code.

                                                                       A-PPA- 77
converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a Roth IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.
A-PPA- 78

AFTER DEATH

Generally, when you die we must make payment of your entire interest by the December 31 of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.


If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.


SIMPLE IRAs AND SEPs ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the tax treatment of certain SIMPLE IRAs transfers and rollovers. Please consult your tax adviser; see the SAI for additional details.
LEGAL PROCEEDINGS


MetLife, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this prospectus, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the Contracts.


                                                                       A-PPA- 79

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                    IRA, SIMPLE IRA
                               Non-Qualified        and SEP Deferred
                               Deferred Annuities   Annuities and
                               and Income           Qualified Income
                               Annuities            Annuities(1)
California...................  2.35%                0.5%(2)
Maine........................  2.0%                 --
Nevada.......................  3.5%                 --
Puerto Rico..................  1.0%                 1.0%
South Dakota.................  1.25%                --
West Virginia................  1.0%                 1.0%
Wyoming......................  1.0%                 --

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES."


(2) WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.


A-PPA- 80

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM... ...     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     3
EXPERIENCE FACTOR................. .................     3
VARIABLE INCOME PAYMENTS............. ..............     3
INVESTMENT MANAGEMENT FEES............ .............     6
ADVERTISEMENT OF THE SEPARATE ACCOUNT....... .......     9
VOTING RIGHTS................... ...................    11
ERISA....................... .......................    12
TAXES....................... .......................    13
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........     1


                                                                       A-PPA- 81

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15907-2914

                                                               MAY 1, 2005

PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices for the Deferred
Annuity. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed
Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund"), a Portfolio of the Calvert Variable Series,
Inc. ("Calvert Fund"), Portfolios of the Met Investors
Series Trust ("Met Investors Fund") and funds of the
American Funds Insurance Series ("American Funds").
For your convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  SALOMON BROTHERS U.S. GOVERNMENT           FI MID CAP OPPORTUNITIES
  BLACKROCK BOND INCOME                      MET/AIM MID CAP CORE EQUITY
    (FORMERLY STATE STREET RESEARCH BOND     METLIFE MID CAP STOCK INDEX
  INCOME)                                    FI INTERNATIONAL STOCK
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    HARRIS OAKMARK INTERNATIONAL
  PIMCO TOTAL RETURN                         MFS RESEARCH INTERNATIONAL
  SALOMON BROTHERS STRATEGIC BOND            MORGAN STANLEY EAFE(R) INDEX
    OPPORTUNITIES                            OPPENHEIMER GLOBAL EQUITY
  LORD ABBETT BOND DEBENTURE                   (FORMERLY SCUDDER GLOBAL EQUITY)
  BLACKROCK DIVERSIFIED                      AMERICAN FUNDS GROWTH
    (FORMERLY STATE STREET RESEARCH          BLACKROCK LEGACY LARGE CAP GROWTH
  DIVERSIFIED)                                 (FORMERLY STATE STREET RESEARCH LARGE
  CALVERT SOCIAL BALANCED                      CAP GROWTH)
  MFS TOTAL RETURN                           JANUS AGGRESSIVE GROWTH
  NEUBERGER BERMAN REAL ESTATE               JENNISON GROWTH (FORMERLY MET/PUTNAM
  AMERICAN FUNDS GROWTH-INCOME               VOYAGER)
  BLACKROCK LARGE CAP VALUE                  OPPENHEIMER CAPITAL APPRECIATION
    (FORMERLY STATE STREET RESEARCH LARGE    T. ROWE PRICE LARGE CAP GROWTH
  CAP   VALUE)                               LOOMIS SAYLES SMALL CAP
  DAVIS VENTURE VALUE                        RUSSELL 2000(R) INDEX
  FI VALUE LEADERS                           BLACKROCK AGGRESSIVE GROWTH
  HARRIS OAKMARK LARGE CAP VALUE               (FORMERLY STATE STREET RESEARCH
  HARRIS OAKMARK FOCUSED VALUE               AGGRESSIVE
  NEUBERGER BERMAN MID CAP VALUE               GROWTH)
    (FORMERLY NEUBERGER BERMAN PARTNERS MID  T. ROWE PRICE MID-CAP GROWTH
    CAP VALUE)                               FRANKLIN TEMPLETON SMALL CAP GROWTH
  BLACKROCK INVESTMENT TRUST                 MET/AIM SMALL CAP GROWTH
    (FORMERLY STATE STREET RESEARCH          T. ROWE PRICE SMALL CAP GROWTH
  INVESTMENT   TRUST)                        AMERICAN FUNDS GLOBAL SMALL
  METLIFE STOCK INDEX                        CAPITALIZATION
  MFS INVESTORS TRUST                        RCM GLOBAL TECHNOLOGY
  BLACKROCK STRATEGIC VALUE                    (FORMERLY PIMCO PEA INNOVATION)
    (FORMERLY STATE STREET RESEARCH AURORA)
                             ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION                                 METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION



HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate
Account E, which you should know before investing.
Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2005. The
SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-81 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

                          [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund,
American Funds and, if applicable, Calvert Fund prospectuses which are attached to the back of this prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

DEFERRED
ANNUITIES
AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

INCOME ANNUITIES
AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.......................  B-PPA-4
TABLE OF EXPENSES.....................................  B-PPA-7
ACCUMULATION UNIT VALUES TABLE........................  B-PPA-15
METLIFE...............................................  B-PPA-27
METROPOLITAN LIFE SEPARATE ACCOUNT E..................  B-PPA-27
VARIABLE ANNUITIES....................................  B-PPA-27
   A Deferred Annuity.................................  B-PPA-28
   An Income Annuity..................................  B-PPA-28
YOUR INVESTMENT CHOICES...............................  B-PPA-29
DEFERRED ANNUITIES....................................  B-PPA-33
   The Deferred Annuity and Your Retirement Plan......  B-PPA-33
   Automated Investment Strategies....................  B-PPA-34
   Purchase Payments..................................  B-PPA-35
      Allocation of Purchase Payments.................  B-PPA-35
      Limits on Purchase Payments.....................  B-PPA-36
   The Value of Your Investment.......................  B-PPA-36
   Transfers..........................................  B-PPA-37
   Access to Your Money...............................  B-PPA-40
      Account Reduction Loans.........................  B-PPA-40
      Systematic Withdrawal Program for TSA Deferred
        Annuities.....................................  B-PPA-41
      Minimum Distribution............................  B-PPA-42
   Contract Fee.......................................  B-PPA-43
   Account Reduction Loan Fees........................  B-PPA-43
   Charges............................................  B-PPA-43
      Insurance-Related Charge........................  B-PPA-43
      Investment-Related Charge.......................  B-PPA-44
   Premium and Other Taxes............................  B-PPA-44
   Early Withdrawal Charges...........................  B-PPA-45
      When No Early Withdrawal Charge Applies.........  B-PPA-46
      When A Different Early Withdrawal Charge May
        Apply.........................................  B-PPA-49
   Free Look..........................................  B-PPA-50
   Death Benefit......................................  B-PPA-50
   Pay-out Options (or Income Options)................  B-PPA-51
INCOME ANNUITIES......................................  B-PPA-52
   Income Payment Types...............................  B-PPA-52
   Allocation.........................................  B-PPA-54
   Minimum Size of Your Income Payment................  B-PPA-54
   The Value of Your Income Payments..................  B-PPA-54
   Reallocations......................................  B-PPA-56

B-PPA- 2

   Contract Fee.......................................  B-PPA-58
   Charges............................................  B-PPA-59
      Insurance-Related or Separate Account Charge....  B-PPA-59
      Investment-Related Charge.......................  B-PPA-59
   Premium and Other Taxes............................  B-PPA-59
   Free Look..........................................  B-PPA-60
GENERAL INFORMATION...................................  B-PPA-61
   Administration.....................................  B-PPA-61
      Purchase Payments...............................  B-PPA-61
      Confirming Transactions.........................  B-PPA-61
      Processing Transactions.........................  B-PPA-62
        By Telephone or Internet......................  B-PPA-62
        After Your Death..............................  B-PPA-63
        Third Party Requests..........................  B-PPA-63
        Valuation -- Suspension of Payments...........  B-PPA-63
   Advertising Performance............................  B-PPA-64
   Changes to Your Deferred Annuity or Income
      Annuity.........................................  B-PPA-65
   Voting Rights......................................  B-PPA-66
   Who Sells the Deferred Annuities and Income
      Annuities.......................................  B-PPA-67
        Certain Payments We Receive or Make with
          Regard to the Portfolios....................  B-PPA-69
   Financial Statements...............................  B-PPA-70
   Your Spouse's Rights...............................  B-PPA-70
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  B-PPA-70
INCOME TAXES..........................................  B-PPA-71
LEGAL PROCEEDINGS.....................................  B-PPA-78
APPENDIX FOR PREMIUM TAX TABLE........................  B-PPA-79
APPENDIX II FOR TEXAS OPTIONAL RETIREMENT PROGRAM.....  B-PPA-80
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION.........................................  B-PPA-81

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses or supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

                                                                        B-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.


ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE


With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


CONTRACT


A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


[SNOOPY WITH POINTER GRAPHIC]

B-PPA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 months after the Deferred Annuity is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds.



METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

                                                                        B-PPA- 5

VARIABLE ANNUITY


An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.



YOU


In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "you" means the trustee. For Keogh Contracts, "you" means the trustee of the Keogh plan. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.


B-PPA- 6

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS INCOME ANNUITIES


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Account Reduction Loan Initiation Fee.....................      $75(2)
  Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
  Income Annuity Contract Fee(3)............................        $350
  Transfer Fee..............................................        None

(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT/CONTRACT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%

  THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

(2) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

(3) THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY MORE THAN TWO YEARS.
--------------------------------------------------------------------------------

    The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (4).........................................................................     None
Separate Account Charge (as a percentage of your average account value) (5)
  General Administrative Expenses Charge........................................................     .50%
  Mortality and Expense Risk Charge.............................................................     .75%
  Total Separate Account Annual Charge..................  Current and Maximum Guaranteed Charge:    1.25%

(4) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.


(5) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

--------------------------------------------------------------------------------

    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds fees and expenses are contained in their respective prospectuses.

                                       B-PPA- 7

                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund, Met Investors Fund, the
  Calvert Fund and American Funds Operating Expenses for the
  fiscal year ending December 31, 2004 (expenses that are
  deducted from these Funds' assets include management fees,
  distribution fees (12b-1 fees) and other expenses)........     0.30%      1.18%
After Waiver and/or Reimbursement of Expenses (6)(7)........     0.29%      1.18%


(6) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2006, THE FOLLOWING PERCENTAGES: 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), .90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO (CLASS E), 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS E), 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), .90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND .90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. EXPENSES FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO HAVE BEEN RESTATED TO REFLECT THE TERMS OF THE EXPENSE LIMITATION AGREEMENT. EXPENSES FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND THE RCM GLOBAL TECHNOLOGY PORTFOLIO HAVE BEEN RESTATED TO REFLECT MANAGEMENT FEE REDUCTIONS THAT BECAME EFFECTIVE MAY 1, 2005. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



(7) PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
BLACKROCK LARGE CAP VALUE PORTFOLIO (CLASS E)                    1.10
MFS INVESTORS TRUST PORTFOLIO                                    1.00
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2006. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

     METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2006 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

                     PORTFOLIO                                    WAIVED PERCENTAGE
                     ---------                                    -----------------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                            0.05% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                           0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                               0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                       0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                             0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                      0.007% ON ALL ASSETS
BLACKROCK BOND INCOME PORTFOLIO                         0.025% ON ASSETS IN EXCESS OF $1 BILLION
                                                                        AND LESS THAN $2 BILLION
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO               0.015% ON THE FIRST $50 MILLION OF ASSETS

     THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                 B-PPA- 8

                                                                         C             A+B+C=D                          D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                 A          B     OTHER EXPENSES   TOTAL EXPENSES         E        TOTAL EXPENSES
for the fiscal year ending December 31, 2004  MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (9)      FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio................................      0.55      0.00         0.09             0.64             0.00           0.64
BlackRock Bond Income
  Portfolio (7)(8)(11)(20).................      0.40      0.00         0.06             0.46             0.00           0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (7)............................      0.25      0.00         0.07             0.32             0.01           0.31
Salomon Brothers Strategic Bond
  Opportunities Portfolio..................      0.65      0.00         0.12             0.77             0.00           0.77
BlackRock Diversified Portfolio (8)(20)....      0.44      0.00         0.06             0.50             0.00           0.50
MFS Total Return Portfolio (Class E) (10)...     0.50      0.15         0.14             0.79             0.00           0.79
BlackRock Large Cap Value Portfolio (Class
  E) (7)(8)(10)(20)........................      0.70      0.15         0.23             1.08             0.00           1.08
Davis Venture Value Portfolio (8)..........      0.72      0.00         0.06             0.78             0.00           0.78
FI Value Leaders Portfolio (Class
  E) (8)(10)...............................      0.66      0.15         0.08             0.89             0.00           0.89
Harris Oakmark Large Cap Value
  Portfolio (8)............................      0.73      0.00         0.06             0.79             0.00           0.79
Harris Oakmark Focused Value
  Portfolio (8)............................      0.73      0.00         0.05             0.78             0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio (8)............................      0.68      0.00         0.08             0.76             0.00           0.76
BlackRock Investment Trust
  Portfolio (8)(20)........................      0.49      0.00         0.05             0.54             0.00           0.54
MetLife Stock Index Portfolio(7)...........      0.25      0.00         0.05             0.30             0.01           0.29
MFS Investors Trust Portfolio (7)(16)......      0.75      0.00         0.22             0.97             0.00           0.97
BlackRock Strategic Value
  Portfolio (8)(20)........................      0.83      0.00         0.06             0.89             0.00           0.89
FI Mid Cap Opportunities
  Portfolio (8)(17)........................      0.68      0.00         0.07             0.75             0.00           0.75
MetLife Mid Cap Stock Index Portfolio (7)...     0.25      0.00         0.10             0.35             0.01           0.34
FI International Stock Portfolio (8)(18)...      0.86      0.00         0.22             1.08             0.00           1.08
Morgan Stanley EAFE(R) Index
  Portfolio (7)............................      0.30      0.00         0.29             0.59             0.01           0.58
Oppenheimer Global Equity
  Portfolio (8)(22)........................      0.62      0.00         0.19             0.81             0.00           0.81
BlackRock Legacy Large Cap Growth Portfolio
  (Class E) (8)(10)(20)....................      0.74      0.15         0.06             0.95             0.00           0.95
Jennison Growth Portfolio (8)(21)..........      0.65      0.00         0.06             0.71             0.00           0.71
T. Rowe Price Large Cap Growth
  Portfolio (7)(8).........................      0.62      0.00         0.12             0.74             0.00           0.74
Loomis Sayles Small Cap Portfolio (7)(8)...      0.90      0.00         0.08             0.98             0.05           0.93
Russell 2000(R) Index Portfolio (7)........      0.25      0.00         0.12             0.37             0.01           0.36
BlackRock Aggressive Growth
  Portfolio (8)(20)........................      0.73      0.00         0.06             0.79             0.00           0.79
Franklin Templeton Small Cap Growth
  Portfolio (7)(8).........................      0.90      0.00         0.25             1.15             0.00           1.15
T. Rowe Price Small Cap Growth
  Portfolio (8)............................      0.52      0.00         0.08             0.60             0.00           0.60

                                       B-PPA- 9


                                                           C             A+B+C=D
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES
                                MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
 ASSET ALLOCATION PORTFOLIOS       FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (7)(24)...........     0.10      0.00         0.25             0.35
MetLife Conservative to
  Moderate Allocation
  Portfolio (7)(24)...........     0.10      0.00         0.08             0.18
MetLife Moderate Allocation
  Portfolio (7)(24)...........     0.10      0.00         0.05             0.15
MetLife Moderate to Aggressive
  Allocation
  Portfolio (7)(24)...........     0.10      0.00         0.06             0.16
MetLife Aggressive Allocation
  Portfolio (7)(24)...........     0.10      0.00         0.19             0.29

                                                                                                   TOTAL EXPENSES FOR
                                                          D-E=F             TOTAL EXPENSES         THE PORTFOLIO AND
                                        E            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                     WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
 ASSET ALLOCATION PORTFOLIOS      REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (7)(24)...........        0.25                0.10                   0.65                     0.75
MetLife Conservative to
  Moderate Allocation
  Portfolio (7)(24)...........        0.08                0.10                   0.67                     0.77
MetLife Moderate Allocation
  Portfolio (7)(24)...........        0.05                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation
  Portfolio (7)(24)...........        0.06                0.10                   0.72                     0.82
MetLife Aggressive Allocation
  Portfolio (7)(24)...........        0.19                0.10                   0.74                     0.84

                                                                      B              A+B=C
CALVERT FUND ANNUAL EXPENSES                         A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004         MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (12)        FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio............       0.70             0.21             0.91

                                                                  C-D=E
CALVERT FUND ANNUAL EXPENSES                                  TOTAL EXPENSES
for fiscal year ending December 31, 2004             D            AFTER
(as a percentage of average net assets) (12)   REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio............       0.00           0.91

                                                                       C             A+B+C=D                          D-E=F
MET INVESTORS FUND ANNUAL EXPENSES              A          B     OTHER EXPENSES   TOTAL EXPENSES         E        TOTAL EXPENSES
for fiscal year ending December 31, 2004    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio..............     0.50      0.00         0.07             0.57             0.00           0.57
Lord Abbett Bond Debenture
  Portfolio (6)(8)(11)....................     0.52      0.00         0.06             0.58             0.00           0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (6)(8)(10)....................     0.70      0.15         0.06             0.91             0.00           0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (6)(8)(10)(19)................     0.73      0.15         0.10             0.98             0.00           0.98
Harris Oakmark International Portfolio
  (Class E) (6)(8)(10)(13)(19)............     0.84      0.15         0.15             1.14             0.00           1.14
MFS Research International
  Portfolio (6)(8)(19)....................     0.77      0.00         0.29             1.06             0.00           1.06
Janus Aggressive Growth
  Portfolio (6)(8)(15)(19)................     0.68      0.00         0.14             0.82             0.00           0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (6)(8)(10)(19)................     0.60      0.15         0.10             0.85             0.00           0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (6)(14)(19)...................     0.75      0.00         0.15             0.90             0.00           0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (6)(8)(10)(19).......................     0.90      0.15         0.13             1.18             0.00           1.18
RCM Global Technology
  Portfolio (6)(8)(23)....................     0.90      0.00         0.01             0.91             0.00           0.91

                                                                               C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                  A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004            MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (8)(9)(10)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio...              0.29      0.25         0.02             0.56
American Funds Growth Portfolio...                     0.35      0.25         0.01             0.61
American Funds Global Small Capitalization
  Portfolio...........                                 0.77      0.25         0.04             1.06

                                                                       D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                    E        TOTAL EXPENSES
for fiscal year ending December 31, 2004               WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (8)(9)(10)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio...                0.00           0.56
American Funds Growth Portfolio...                       0.00           0.61
American Funds Global Small Capitalization
  Portfolio...........                                   0.00           1.06

                                 B-PPA- 10

(8) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.


(9) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION. THE TABLES DO NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT MANAGEMENT FEES FOR ANY OF THE PORTFOLIOS. SEE THE SAI FOR MORE INFORMATION.


(10) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

(11) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

(12) "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE
     ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE SERVICES COMPANY, AN AFFILIATE OF CALVERT.

(13) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

(14) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

(15) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

(16) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

(17) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES PORTFOLIO WAS MERGED INTO THE JANUS MID CAP
     PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

(18) ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY
     BECAME THE SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

(19) FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MET/AIM MID CAP CORE EQUITY PORTFOLIO                            0.04
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                           0.02
JANUS AGGRESSIVE GROWTH PORTFOLIO                                0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.05
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.12
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.04
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                           0.07

(20) EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

           PRIOR PORTFOLIO NAME                         NEW PORTFOLIO NAME
           --------------------                         ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO                                 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO      BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME
  PORTFOLIO                                 BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO                                 BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO                                 BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH      BLACKROCK LEGACY LARGE CAP GROWTH
  PORTFOLIO                                 PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE
  PORTFOLIO                                 BLACKROCK LARGE CAP VALUE PORTFOLIO

                                      B-PPA- 11

(21) PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

(22) ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

(23) ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE
     SUB-INVESTMENT MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.


(24) THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THESE PORTFOLIOS WILL BEGIN OPERATIONS ON OR ABOUT MAY 1, 2005. THE EXPENSE INFORMATION IN THE FEE TABLE IS AN ESTIMATE OF THE PORTFOLIOS' EXPENSES THROUGH DECEMBER 31, 2005. THE TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT FOR UNDERLYING PORTFOLIOS INCLUDES THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS. THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS
     ARE: 1.00% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.85% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 0.85% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.88% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 1.04% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.


                                 B-PPA- 12

EXAMPLES

The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return; and

 -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $893         $1,245         $1,582         $2,753
Minimum...................................................      $811         $  989         $1,143         $1,839

EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return; and

 -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $246         $756          $1,292         $2,753
Minimum....................................................      $158         $489          $  843         $1,839

                                      B-PPA- 13

EXAMPLE 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return;

 --   you bear the Income Annuity Contract Fee; and

 -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $596         $1,106         $1,642         $3,103
Minimum...................................................      $508         $  839         $1,193         $2,189

                                 B-PPA- 14

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)

    These tables and bar charts show fluctuations in the Accumulation Unit
     Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------

Salomon Brothers U.S. Government Division (h)....... 2004      $ 16.14          $ 16.42            609
                                                     2003        16.07            16.14          3,166
                                                     2002        15.07            16.07          3,844
                                                     2001        14.30            15.07          1,179

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Bond Income Division (c).................. 2004        24.52            25.29          4,001
                                                     2003        23.46            24.52         15,377
                                                     2002        21.93            23.46         17,570
                                                     2001        20.49            21.93         18,441
                                                     2000        18.65            20.49         16,397
                                                     1999        19.33            18.65         18,535
                                                     1998        17.89            19.33         20,060
                                                     1997        16.49            17.89         16,307
                                                     1996        16.12            16.49         16,604
                                                     1995        13.65            16.12         15,252


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]
                                      B-PPA- 15

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Division
  (e)............................................... 2004      $ 12.83          $ 13.19          5,174
                                                     2003        12.53            12.83         20,045
                                                     2002        11.51            12.53         20,058
                                                     2001        10.85            11.51         17,519
                                                     2000         9.86            10.85         11,149
                                                     1999        10.12             9.86          7,735
                                                     1998        10.00            10.12            793


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


PIMCO Total Return Division (h)..................... 2004        11.78            12.25          2,770
                                                     2003        11.41            11.78          9,778
                                                     2002        10.55            11.41          8,941
                                                     2001        10.00            10.55          2,743

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division (h)...................................... 2004        19.53            20.56            468
                                                     2003        17.55            19.53          2,157
                                                     2002        16.22            17.55          1,216
                                                     2001        15.37            16.22            494

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division (d)............. 2004        12.57            13.47          1,253
                                                     2003        10.65            12.57          5,372
                                                     2002        10.65            10.65          4,922
                                                     2001        10.93            10.65          5,375
                                                     2000        11.17            10.93          5,291
                                                     1999         9.60            11.17          4,708
                                                     1998        10.51             9.60          3,882
                                                     1997        10.00            10.51          2,375


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 16

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
BlackRock Diversified Division...................... 2004      $ 27.16          $ 29.10         11,176
                                                     2003        22.81            27.16         48,133
                                                     2002        26.81            22.81         53,831
                                                     2001        28.98            26.81         66,375
                                                     2000        29.04            28.98         75,259
                                                     1999        27.05            29.04         75,126
                                                     1998        22.89            27.05         73,897
                                                     1997        19.22            22.89         62,604
                                                     1996        17.00            19.22         52,053
                                                     1995        13.55            17.00         42,712


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Calvert Social Balanced Division.................... 2004        25.35            27.11          1,526
                                                     2003        21.51            25.35          1,516
                                                     2002        24.80            21.51          1,499
                                                     2001        26.99            24.80          1,564
                                                     2000        28.21            26.99          1,527
                                                     1999        25.45            28.21          1,453
                                                     1998        22.16            25.45          1,367
                                                     1997        18.68            22.16          1,181
                                                     1996        16.80            18.68            995
                                                     1995        13.11            16.80            787


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MFS Total Return Division (k)....................... 2004        10.04            10.94            116


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Neuberger Berman Real Estate Division (k)........... 2004        10.00            12.86            251


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                      B-PPA- 17

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Division (h)........... 2004      $ 92.67          $101.01            713
                                                     2003        70.85            92.67          1,753
                                                     2002        87.85            70.85          1,163
                                                     2001        86.74            87.85            404

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Large Cap Value Division (f).............. 2004        10.61            11.87            298
                                                     2003         7.93            10.61            856
                                                     2002        10.00             7.93            284

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Davis Venture Value Division (a).................... 2004        28.84            32.01            890
                                                     2003        22.32            28.84          2,515
                                                     2002        27.02            22.32          2,269
                                                     2001        30.79            27.02          2,072
                                                     2000        30.19            30.79            917


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI Value Leaders Division (f)....................... 2004        23.83            26.73             73
                                                     2003        19.04            23.83            176
                                                     2002        23.06            19.04             40

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division (e)......... 2004        12.18            13.41          4,634
                                                     2003         9.83            12.18         18,737
                                                     2002        11.60             9.83         19,479
                                                     2001         9.92            11.60         16,415
                                                     2000         8.93             9.92          4,947
                                                     1999         9.71             8.93          3,631
                                                     1998        10.00             9.71            386


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 18

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Division (h)........... 2004      $ 31.62          $ 34.33          1,519
                                                     2003        24.13            31.62          5,303
                                                     2002        26.80            24.13          5,044
                                                     2001        21.38            26.80          2,800

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Neuberger Berman Mid Cap Value Division (e)......... 2004        18.29            22.20          3,239
                                                     2003        13.56            18.29          9,002
                                                     2002        15.20            13.56          9,180
                                                     2001        15.78            15.20          9,094
                                                     2000        12.46            15.78          7,506
                                                     1999        10.73            12.46          2,438
                                                     1998        10.00            10.73            297


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Investment Trust Division................. 2004        28.61            31.33         14,129
                                                     2003        22.24            28.61         42,947
                                                     2002        30.49            22.24         47,435
                                                     2001        37.20            30.49         57,292
                                                     2000        40.14            37.20         62,971
                                                     1999        34.30            40.14         64,026
                                                     1998        27.10            34.30         64,053
                                                     1997        21.37            27.10         60,102
                                                     1996        17.71            21.37         49,644
                                                     1995        13.47            17.71         38,047


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                      B-PPA- 19

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
MetLife Stock Index Division........................ 2004      $ 33.38          $ 36.44         20,615
                                                     2003        26.36            33.38         69,963
                                                     2002        34.37            26.36         73,961
                                                     2001        39.62            34.37         80,855
                                                     2000        44.24            39.62         83,765
                                                     1999        37.08            44.24         79,702
                                                     1998        29.28            37.08         71,204
                                                     1997        22.43            29.28         58,817
                                                     1996        18.52            22.43         43,141
                                                     1995        13.70            18.52         29,883


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MFS Investors Trust Division (h).................... 2004         7.92             8.71            258
                                                     2003         6.58             7.92            848
                                                     2002         8.35             6.58            796
                                                     2001        10.06             8.35            494

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Strategic Value Division (a).............. 2004        16.17            18.42          4,727
                                                     2003        10.90            16.17         18,572
                                                     2002        14.03            10.90         18,446
                                                     2001        12.25            14.03         14,487
                                                     2000        10.00            12.25          4,095


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (b)(j)............ 2004        14.83            17.17         11,691
                                                     2003        11.16            14.83         38,331
                                                     2002        15.91            11.16         42,962
                                                     2001        25.71            15.91         52,028
                                                     2000        37.86            25.71         57,546
                                                     1999        17.19            37.86         44,078
                                                     1998        12.69            17.19         19,031
                                                     1997        10.00            12.69          7,417


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 20

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Division (f)............ 2004      $ 12.11          $ 13.69            232
                                                     2003         9.70            12.11            799
                                                     2002        11.41             9.70            342

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division (a)............ 2004        11.61            13.31          2,807
                                                     2003         8.71            11.61         11,376
                                                     2002        10.36             8.71         10,596
                                                     2001        10.62            10.36          8,080
                                                     2000        10.00            10.62          5,493


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI International Stock Division..................... 2004        13.26            15.48          5,134
                                                     2003        10.49            13.26         11,727
                                                     2002        12.87            10.49         13,031
                                                     2001        16.41            12.87         13,984
                                                     2000        18.49            16.41         13,980
                                                     1999        16.07            18.49         13,052
                                                     1998        13.28            16.07         14,330
                                                     1997        13.77            13.28         15,865
                                                     1996        14.19            13.77         17,780
                                                     1995        14.25            14.19         17,553


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark International Division (f)........... 2004        11.82            14.09            464
                                                     2003         8.86            11.82            595
                                                     2002        10.61             8.86             42

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                      B-PPA- 21

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
MFS Research International Division (h)............. 2004      $  9.96          $ 11.78            408
                                                     2003         7.63             9.96            973
                                                     2002         8.73             7.63            830
                                                     2001        10.00             8.73            409

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (e)........... 2004         9.73            11.50          3,308
                                                     2003         7.16             9.73         12,719
                                                     2002         8.69             7.16         12,545
                                                     2001        11.25             8.69         11,012
                                                     2000        13.31            11.25          8,034
                                                     1999        10.79            13.31          3,869
                                                     1998        10.00            10.79            342


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Oppenheimer Global Equity Division (b).............. 2004        13.22            15.20          3,954
                                                     2003        10.26            13.22         10,017
                                                     2002        12.37            10.26         10,868
                                                     2001        14.93            12.37         12,091
                                                     2000        15.36            14.93         11,687
                                                     1999        12.43            15.36          9,323
                                                     1998        10.85            12.43          7,712
                                                     1997        10.00            10.85          4,826


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


American Funds Growth Division (h).................. 2004       119.08           132.30            537
                                                     2003        88.13           119.08          1,483
                                                     2002       118.11            88.13            925
                                                     2001       146.13           118.11            383

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 22

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division (k)...... 2004      $ 10.08          $ 11.06             31


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Janus Aggressive Growth Division (g)(h)............. 2004         6.82             7.33            480
                                                     2003         5.32             6.82          1,650
                                                     2002         7.76             5.32          1,511
                                                     2001        10.00             7.76          1,023

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/Putnam Voyager Division (a)(i).................. 2004         4.32             4.48          2,022
                                                     2003         3.47             4.32          6,160
                                                     2002         4.95             3.47          5,946
                                                     2001         7.24             4.95          5,527
                                                     2000         9.82             7.24          2,555


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (e)......... 2004        11.38            12.36          2,843
                                                     2003         8.81            11.38         10,543
                                                     2002        11.62             8.81         10,694
                                                     2001        13.06            11.62         12,077
                                                     2000        13.29            13.06         12,475
                                                     1999        11.01            13.29          3,394
                                                     1998        10.00            11.01            407


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                      B-PPA- 23

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Division (a)................ 2004      $ 24.00          $ 27.58            244
                                                     2003        17.81            24.00            812
                                                     2002        22.99            17.81            759
                                                     2001        25.53            22.99            654
                                                     2000        25.79            25.53            353

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Russell 2000(R) Index Division (e).................. 2004        13.69            15.92          2,898
                                                     2003         9.49            13.69         10,958
                                                     2002        12.08             9.49         10,366
                                                     2001        12.13            12.08          9,632
                                                     2000        12.76            12.13          9,113
                                                     1999        10.53            12.76          5,395
                                                     1998        10.00            10.53            598

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


BlackRock Aggressive Growth Division................ 2004        24.88            27.76          8,978
                                                     2003        17.89            24.88         25,244
                                                     2002        25.42            17.89         27,179
                                                     2001        33.76            25.42         31,091
                                                     2000        37.01            33.76         33,051
                                                     1999        28.12            37.01         31,947
                                                     1998        25.05            28.12         38,975
                                                     1997        23.77            25.05         43,359
                                                     1996        22.35            23.77         43,962
                                                     1995        17.47            22.35         33,899


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division (h)........... 2004         6.31             7.37          1,203
                                                     2003         4.66             6.31          3,464
                                                     2002         8.43             4.66          2,343
                                                     2001        10.00             8.43          1,519
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 24

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth Division (h).... 2004      $  8.99          $  9.89            474
                                                     2003         6.28             8.99          2,000
                                                     2002         8.81             6.28          1,420
                                                     2001        10.00             8.81            769

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (f)............... 2004        11.69            12.30             79
                                                     2003         8.51            11.69            317
                                                     2002        11.25             8.51            130

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (b)......... 2004        12.34            13.54          5,186
                                                     2003         8.87            12.34         15,892
                                                     2002        12.25             8.87         16,729
                                                     2001        13.64            12.25         18,643
                                                     2000        15.19            13.64         19,423
                                                     1999        12.02            15.19         14,007
                                                     1998        11.76            12.02         13,119
                                                     1997        10.00            11.76          6,932


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


American Funds Global Small Capitalization Division
  (h)............................................... 2004        16.52            19.72            941
                                                     2003        10.90            16.52          2,336
                                                     2002        13.63            10.90          1,291
                                                     2001        15.83            13.63            549

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


RCM Global Technology Division (h).................. 2004         5.66             5.35          1,202
                                                     2003         3.63             5.66          6,380
                                                     2002         7.44             3.63          2,785
                                                     2001        10.00             7.44          2,036

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

                                      B-PPA- 25

(For an accumulation unit outstanding throughout the period)

----------------------------------------

(a)  Inception Date: July 5, 2000.
(b)  Inception Date: March 3, 1997.
(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)  Inception Date: November 9, 1998.
(f)  Inception date: May 1, 2002.
(g) The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003.
     Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(h)  Inception Date: May 1, 2001.
(i) The assets in this investment division merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. This investment division is no longer available.
(j)  The investment division with the name FI Mid Cap
     Opportunities was merged into the Janus Mid Cap Division, prior to the opening of business on May 3, 2004, and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
(k)  Inception Date: May 1, 2004.

                                 B-PPA- 26

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife, was formed under laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve individuals in approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Taiwan and Uruguay.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income



[SNOOPY AND WOODSTOCK GRAPHIC]
                                                                       B-PPA- 27
payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All TSA, PEDC, Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.


Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.

                                   [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]

   A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
B-PPA- 28

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Value Leaders, Met/AIM Small Cap Growth, Harris Oakmark International, Neuberger Berman Real Estate, MFS Total Return, BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth), Met/AIM Mid Cap Core Equity, Oppenheimer Capital Appreciation and BlackRock Large Cap Value (formerly State Street Research Large Cap Value), which are all Class E.


The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

Starting with the most conservative Portfolio, the first group of investment choices is listed in the approximate risk relationship among each available Portfolio in the first group, with all those within the same investment style listed in alphabetical order. The second group of investment choices, the asset allocation portfolios, is also listed in order of risk. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment

The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed the first group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order. The second group of choices, the asset allocation portfolios, is also listed in order of risk.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
                                                                       B-PPA- 29
decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.

                         [SNOOPY READING MENU GRAPHIC]

Salomon Brothers U.S. Government       Seeks to maximize total return
  Portfolio                            consistent with preservation of
                                       capital and maintenance of liquidity
BlackRock Bond Income Portfolio        Seeks competitive total return
                                       primarily from investing in
                                       fixed-income securities
Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index
PIMCO Total Return Portfolio           Seeks maximum total return,
                                       consistent with the preservation of
                                       capital and prudent investment
                                       management
Salomon Brothers Strategic Bond        Seeks to maximize total return
  Opportunities Portfolio              consistent with preservation of
                                       capital
Lord Abbett Bond Debenture Portfolio   Seeks high current income and the
                                       opportunity for capital appreciation
                                       to produce a high total return
BlackRock Diversified Portfolio        Seeks high total return while
                                       attempting to limit investment risk
                                       and preserve capital
Calvert Social Balanced Portfolio      Seeks to achieve a competitive total
                                       return
MFS Total Return Portfolio             Seeks a favorable total return
                                       through investment in a diversified
                                       portfolio
Neuberger Berman Real Estate           Seeks to provide total return through
  Portfolio                            investment in real estate securities,
                                       emphasizing both capital appreciation
                                       and current income
American Funds Growth-Income           Seeks both capital appreciation and
  Portfolio                            income
BlackRock Large Cap Value Portfolio    Seeks long-term growth of capital
Davis Venture Value Portfolio          Seeks growth of capital
FI Value Leaders Portfolio             Seeks long-term growth of capital
Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio
Harris Oakmark Focused Value           Seeks long-term capital appreciation
  Portfolio
Neuberger Berman Mid Cap Value         Seeks capital growth
  Portfolio
BlackRock Investment Trust Portfolio   Seeks long-term growth of capital and
                                       income
MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's(R) 500 Composite
                                       Stock Price Index
MFS Investors Trust Portfolio          Seeks long-term growth of capital
                                       with a secondary objective to seek
                                       reasonable current income
BlackRock Strategic Value Portfolio    Seeks high total return, consisting
                                       principally of capital appreciation

B-PPA- 30

FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital
Met/AIM Mid Cap Core Equity Portfolio  Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) MidCap 400
                                       Composite Stock Price Index
FI International Stock Portfolio       Seeks long-term growth of capital
Harris Oakmark International           Seeks long-term capital appreciation
  Portfolio
MFS Research International Portfolio   Seeks capital appreciation
Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index
Oppenheimer Global Equity Portfolio    Seeks capital appreciation
American Funds Growth Portfolio        Seeks capital appreciation through
                                       stocks
BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital
  Portfolio
Janus Aggressive Growth Portfolio      Seeks long-term growth of capital
Jennison Growth Portfolio              Seeks long-term growth of capital
Oppenheimer Capital Appreciation       Seeks capital appreciation
  Portfolio
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income
Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities
Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
BlackRock Aggressive Growth Portfolio  Seeks maximum capital appreciation
T. Rowe Price Mid-Cap Growth           Seeks to provide long-term growth of
  Portfolio                            capital
Franklin Templeton Small Cap Growth    Seeks long-term capital growth
  Portfolio
Met/AIM Small Cap Growth Portfolio     Seeks long-term growth of capital
T. Rowe Price Small Cap Growth         Seeks long-term capital growth
  Portfolio
American Funds Global Small            Seeks capital appreciation through
  Capitalization Portfolio             stocks
RCM Global Technology Portfolio        Seeks capital appreciation; no
                                       consideration is given to income
                        ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation        Seeks a high level of current income,
  Portfolio                            with growth of capital a secondary
                                       objective
MetLife Conservative to Moderate       Seeks a high total return in the form
  Allocation Portfolio                 of income and growth of capital, with
                                       a greater emphasis on income
MetLife Moderate Allocation Portfolio  Seeks a balance between a high level of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital
MetLife Moderate to Aggressive         Seeks growth of capital
  Allocation Portfolio
MetLife Aggressive Allocation          Seeks growth of capital
  Portfolio


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.


The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios


                                                                       B-PPA- 31
of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds Portfolios are made available by the Calvert Fund and the American Funds, respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectus and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

Information about the payments we receive or make with regard to the Portfolios can be found later in this prospectus in the section under the "Who Sells the Deferred Annuities and Income Annuities" heading.


We select the Portfolios offered through the Contracts based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described later in this prospectus. We review the Portfolios periodically and may remove a Portfolio


B-PPA- 32
or limit its availability to new purchase payments and/or transfers/ reallocations account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners/participants. We do not provide investment advice and do not recommend or endorse any particular Portfolio.


DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *   TSA (Tax Sheltered Annuity)

    *   PEDC (Public Employee Deferred Compensation)

    *   Keogh (Keogh plans under sec.401)

    *   403(a) (Qualified Annuity plans under sec.403(a))

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to you.


[LINUS BUILDING SAND CASTLE GRAPHIC]

These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity).

                                                                       B-PPA- 33

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. These investment strategies are available to you without any additional charge. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.


As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.


THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.

                                                                  [SAFE GRAPHIC]

                                                                 [SCALE GRAPHIC]

                                                             [PIE CHART GRAPHIC]


                                                                 [GLOBE GRAPHIC]
B-PPA- 34
percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.


You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

                                                                       B-PPA- 35

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under a PEDC Deferred Annuity).

* For Keogh, TSA, PEDC and 403(a) Deferred Annuities, if you should leave your job.

*   Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

                                                             [WOODSTOCK GRAPHIC]
B-PPA- 36

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE


Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 ($500 x 1.05 = $525).


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.



Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of



[MARCIE WITH A CALCULATOR]

You may transfer money within your Contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.

                                                                       B-PPA- 37
the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract holders, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will


B-PPA- 38
receive written confirmation of the transactions effecting such reversal.


The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract holders or participants/ annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract


                                                                       B-PPA- 39
holders or participant/annuitant). You should read the investment Portfolio prospectuses for more details.


Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY
You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.


If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.
ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group

       Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.


                                            [CHARLIE BROWN IN MONEY JAR GRAPHIC]
B-PPA- 40
arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.
CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that

We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Tax law generally prohibits withdrawals from TSA Deferred Annuities before you reach age 59 1/2.
If you elect to receive payments through this program, you must either be over 59 1/2 years old or have left your job. You are not eligible for systematic withdrawals if you have an outstanding loan.

[SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
                                                                       B-PPA- 41
percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION
In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout

  If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th of the prior month.

Your Account Balance will be reduced by the amount of your Systematic Withdrawal
 Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

B-PPA- 42
the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee.

* For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.

* For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

* For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.

*   There is no contract fee for certain TSA Deferred Annuities.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be


The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.
MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
                                                                       B-PPA- 43
obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

B-PPA- 44

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                       During Purchase Payment/Contract Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

[WOODSTOCK TYPING GRAPHIC]

You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

                                                                       B-PPA- 45

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments

 Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.


                                        [FRANKLIN WITH MAGNIFYING GLASS GRAPHIC]
B-PPA- 46
    based on the following percentages of your Account Balance for that year's withdrawal:

                                  Contract Year
         Year                     1*      2      3       4         5
         Percentage               20%    25%    33 1/3% 50%    remainder
         * Less that Contract Year's withdrawals.


    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.


* If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

*   If you retire:

     -- For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).


     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.



     -- For certain TSA Deferred Annuities without a plan, if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.


     -- For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.

     --   For the PEDC Deferred Annuity, if you retire.


     -- For certain TSA Deferred Annuities, if you retired before the Contract was purchased (including money transferred from


                                                                       B-PPA- 47
          other investment vehicles on a tax free basis plus earnings on that money).

     -- For certain TSA Deferred Annuities, if there is a plan and you retire according to the requirements of the plan.

*   If you leave your job:


     -- For the unallocated Keogh Deferred Annuity, however if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.



     -- For the TSA and 403(a) Deferred Annuities, only if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.


     -- For the allocated Keogh Deferred Annuity, only if you have continuously participated for at least 7 years.

     -- For PEDC, if you leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement you participate.

     -- For certain TSA Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity.


     -- For certain TSA Deferred Annuities, if you left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).


* For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if you suffer from an unforeseen hardship.

* For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.


* For participants in the Teacher Retirement System of Texas who purchase contracts on or after June 1, 2002, if you have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.


B-PPA- 48

* If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* If your plan or the group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY
If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:


    We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:


                          During Purchase Payment Year
       Year                     1     2     3     4     5    6 and Beyond
       Percentage              5%    4%    3%    2%    1%         0%

*   Amounts transferred on or after January 1, 1996:


     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:


                                 After the Transfer
         Year                     1     2     3     4     5    6 and Beyond
         Percentage              5%    4%    3%    2%    1%         0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under

[WOODSTOCK GRAPHIC]
                                                                       B-PPA- 49
          the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.


* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.


FREE LOOK
You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT
One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under a Keogh Deferred Annuity the death benefit is paid to the plan's trustee. If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.
We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your

                                                        [MARCIE READING GRAPHIC]
           There is no death benefit for the unallocated Keogh Deferred Annuity. B-PPA- 50 beneficiary to have other options, other than applying the death benefit to a pay-out option or taking a lump sum cash payment.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*   A fixed dollar payment or a variable payment; and

*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.


By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.



The pay-out phase is often referred to as either "annuitizing" your Contract or an income annuity.



Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your Contract, we will use the current rates.

                                                                       B-PPA- 51

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES
Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "payout" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*   TSA

*   PEDC

*   Keogh

*   403(a)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.


      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

                                                                         [SNOOPY
                                                                      SUNBATHING
                                                                        GRAPHIC]
B-PPA- 52

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum payment if the owner dies.


Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:



LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one

Many times the Owner and the Annuitant are the same person.
[SNOOPY ON BEACH GRAPHIC]
When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and


- How long you would like your income to last.
                                                                       B-PPA- 53
annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide what portion of your income payment is allocated to each of the variable investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment

  Post-tax or after-tax means that your purchase payment for your Income Annuity does not reduce your taxable income or give you a tax reduction.


                                            [SNOOPY WITH ADDING MACHINE GRAPHIC]
B-PPA- 54
division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:


* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;
* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
*   Finally, we multiply the previous Annuity Unit Value by this result.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

[WOODSTOCK AND MONEY GRAPHIC]
                                                                       B-PPA- 55

REALLOCATIONS
You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a reallocation. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a reallocation, you must tell us:

*   The percentage or of the income payment to be reallocated;

* The investment division (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and


*   The investment division from which you want to reallocate.

We may require that you use our forms to make reallocations.


Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/ AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to


                                                        Once you reallocate your
                                                         income payment into the
                                                         Fixed Income Option you
                                                     may not later reallocate it
                                                    into an investment division.
B-PPA- 56
monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract holders, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts.


                                                                       B-PPA- 57

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract holders or participants/ annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.


Your reallocation request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other reallocation requests in good order will be processed our next business day.

CONTRACT FEE
A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

B-PPA- 58

CHARGES
There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.
                                                                       B-PPA- 59
certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

                                                          [LUCY READING GRAPHIC]
B-PPA- 60

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.
Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis,

Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

[CHARLIE BROWN WITH LETTER GRAPHIC]
                                                                       B-PPA- 61
such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

                                                [CHARLIE BROWN ON PHONE GRAPHIC]
B-PPA- 62

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency

                                                                       B-PPA- 63
    exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would

                                                  [SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
B-PPA- 64
have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met

                                                                       B-PPA- 65

    Investors Fund or the shares of another investment company or any other investment permitted by law.


* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.


* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuities, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuities, we will provide you with the number of copies of voting instruction soliciting material that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest

B-PPA- 66
in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote each Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

All Deferred Annuities and Income Annuities are sold through our licensed sales representatives which include registered representatives of our affiliated broker-dealers. We and our affiliated broker-dealers are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are also members of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. Deferred Annuities and Income Annuities may also be sold through the mail or over the Internet.


The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we may pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

Our sales representatives and their managers, and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement

[SNOOPY AND WOODSTOCK SHAKE HANDS GRAPHIC]
                                                                       B-PPA- 67
benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.


The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.


We also pay compensation for the sale of the Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the

B-PPA- 68

Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses.


CERTAIN PAYMENTS WE RECEIVE OR MAKE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our MetLife Advisers and MetLife Investors) or sub-investment manager of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is not deducted from the Portfolios' assets and does not decrease the Portfolio's investment return. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.05%. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or other affiliates) with increased access to persons involved in the distribution of the Contracts.



We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment managers, MetLife Advisers and MetLife Investors, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the investment manager makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. See the Table of Expenses for information on the investment management fees paid to the investment manager and the Statement of Additional Information for the Funds for information on the investment management fees paid to the investment manager and sub-investment managers.



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolios' investment return.



The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The


                                                                       B-PPA- 69

Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.


If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

           Consult your own tax advisor about your circumstances, any recent tax developments and the impact of state income taxation.
B-PPA- 70

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. The SAI has additional tax information.

For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

GENERAL

Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

Because these products are intended for retirement, if you make withdrawals before age 59 1/2 you may incur a tax penalty.


We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.
The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:

* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

[PIGGY BANK GRAPHIC]
                                                                       B-PPA- 71

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding enhanced portability features.

You should consult your tax adviser regarding these changes.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.


Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.


Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or

           Consult your own tax advisor about your circumstances, any recent tax developments and the impact of state income taxation.
B-PPA- 72
residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

WITHDRAWALS AND INCOME PAYMENTS


Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.



If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For PEDC plans, if certain conditions are met amounts may be transferred into another PEDC plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local governmental employer).


Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or;


* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.


Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax adviser prior to choosing a pay-out option.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Please consult your tax adviser.

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.
                                                                       B-PPA- 73

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

WITHDRAWALS BEFORE AGE 59 1/2


If you receive a taxable distribution from your Contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. In general this does not apply to PEDC annuities. (However it does apply to distributions from PEDC contracts under Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.)


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:

                                          Type of Contract
                                    -----------------------------
                                    TSA         Keogh      403(a)
                                    ---         -----      ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy, after you have
separated from service               x            x          x
After you die                        x            x          x
After you become totally disabled
(as defined in the Code)             x            x          x
To pay deductible medical expenses   x            x          x
After separation from service if
you are over age 55 at time of
separation                           x            x          x
After December 31, 1999 for IRS
levies                               x            x          x

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)
If you are considering using the Systematic Withdrawal Program (currently only available for TSA Deferred Annuities) or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning

                                                  [SNOOPY WITH TAX BILL GRAPHIC]
B-PPA- 74

SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING (EXCEPT PEDC)

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. This rule does not apply to PEDC contracts under Section 457(b) plans of tax-exempt employers which are not state or local governments. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.


Generally, an "eligible rollover distribution" is any amount you receive from your Contract. However, it does not include distributions that are:


*   A series of substantially equal payments made at least annually for:

     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   Withdrawals to satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

                                                                       B-PPA- 75

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.


If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

TSA ANNUITIES

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.


Your Deferred Annuity is not forfeitable and you may not transfer it to someone else.


WITHDRAWALS


If you are under 59 1/2, you cannot withdraw money from your Contract unless the withdrawal:


* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

*   Is directly transferred to other sec.403(b) arrangements;

*   Relates to amounts that are not salary reduction elective deferrals;

* Is after you die, leave your job or become disabled (as defined by the Code); or

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

LOANS

Some TSA contract loans will be made only from any Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA annuity and all employer plans in the

 You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

                                                             [WOODSTOCK GRAPHIC]
B-PPA- 76
aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.


Your Contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and contract prior to taking any loan.


KEOGH ANNUITIES

GENERAL

Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

See the general heading under Income Taxes for a brief description of the tax rules for Keogh Annuities.

PEDC

GENERAL

PEDC plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.

Generally, monies in your contract can not be "made available" to you until you:

*   Reach age 70 1/2

*   Leave your job

*   Have an unforeseen emergency (as defined by the Code)

MINIMUM DISTRIBUTION

The minimum distribution rules for contracts issued for PEDC plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.

                                                                       B-PPA- 77

SPECIAL RULES

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

403(a)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS


MetLife, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this prospectus, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the Contracts.


B-PPA- 78

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                          Keogh and         PEDC
                           TSA Deferred   403(a) Deferred   Deferred and
                           and Income     and Income        Income
                           Annuities      Annuities         Annuities(1)
California...............  0.5%           0.5%              2.35%
Maine....................  --             --                --
Nevada...................  --             --                --
Puerto Rico..............  1.0%           1.0%              1.0%
South Dakota.............  --             --                --
West Virginia............  1.0%           1.0%              1.0%
Wyoming..................  --             --                --

----------------

(1) PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH AND 403(a) DEFERRED AND INCOME ANNUITIES."

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2005 METROPOLITAN LIFE INSURANCE COMPANY

[LUCY'S TAXES GRAPHICS]
                                                                       B-PPA- 79

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

B-PPA- 80

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE..........................................     1
TABLE OF CONTENTS...................................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......     2
SERVICES............................................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES........     2
EARLY WITHDRAWAL CHARGE.............................     3
EXPERIENCE FACTOR...................................     3
VARIABLE INCOME PAYMENTS............................     3
INVESTMENT MANAGEMENT FEES..........................     6
ADVERTISEMENT OF THE SEPARATE ACCOUNT...............     9
VOTING RIGHTS.......................................    11
ERISA...............................................    12
TAXES...............................................    13
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT........   F-1
FINANCIAL STATEMENTS OF METLIFE.....................     1


[PEANUTS GANG GRAPHIC]

                                                                       B-PPA- 81

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                                              MAY 1, 2005

PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). We no longer offer the Income Annuity.
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option
(not described in this Prospectus) and investment divisions available through Metropolitan Life Separate
Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series
Fund, Inc. ("Metropolitan Fund"), Portfolios of the
Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  SALOMON BROTHERS U.S. GOVERNMENT           MET/AIM MID CAP CORE EQUITY
  BLACKROCK BOND INCOME                      METLIFE MID CAP STOCK INDEX
    (FORMERLY STATE STREET RESEARCH BOND     FI INTERNATIONAL STOCK
  INCOME)                                    HARRIS OAKMARK INTERNATIONAL
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    MFS RESEARCH INTERNATIONAL
  PIMCO TOTAL RETURN                         MORGAN STANLEY EAFE(R) INDEX
  SALOMON BROTHERS STRATEGIC BOND            OPPENHEIMER GLOBAL EQUITY
  OPPORTUNITIES                                (FORMERLY SCUDDER GLOBAL EQUITY)
  LORD ABBETT BOND DEBENTURE                 AMERICAN FUNDS GROWTH
  BLACKROCK DIVERSIFIED                      BLACKROCK LEGACY LARGE CAP GROWTH
    (FORMERLY STATE STREET RESEARCH            (FORMERLY STATE STREET RESEARCH LARGE
  DIVERSIFIED)                               CAP GROWTH)
  MFS TOTAL RETURN                           JANUS AGGRESSIVE GROWTH
  NEUBERGER BERMAN REAL ESTATE               JENNISON GROWTH
  AMERICAN FUNDS GROWTH-INCOME                 (FORMERLY MET/PUTNAM VOYAGER)
  BLACKROCK LARGE CAP VALUE                  OPPENHEIMER CAPITAL APPRECIATION
    (FORMERLY STATE STREET RESEARCH LARGE    T. ROWE PRICE LARGE CAP GROWTH
  CAP VALUE)                                 LOOMIS SAYLES SMALL CAP
  DAVIS VENTURE VALUE                        RUSSELL 2000(R) INDEX
  FI VALUE LEADERS                           BLACKROCK AGGRESSIVE GROWTH
  HARRIS OAKMARK LARGE CAP VALUE               (FORMERLY STATE STREET RESEARCH
  HARRIS OAKMARK FOCUSED VALUE               AGGRESSIVE GROWTH)
  NEUBERGER BERMAN MID CAP VALUE             T. ROWE PRICE MID-CAP GROWTH
    (FORMERLY NEUBERGER BERMAN PARTNERS MID  FRANKLIN TEMPLETON SMALL CAP GROWTH
  CAP VALUE)                                 MET/AIM SMALL CAP GROWTH
  BLACKROCK INVESTMENT TRUST                 T. ROWE PRICE SMALL CAP GROWTH
    (FORMERLY STATE STREET RESEARCH          AMERICAN FUNDS GLOBAL SMALL
  INVESTMENT TRUST)                          CAPITALIZATION
  METLIFE STOCK INDEX                        RCM GLOBAL TECHNOLOGY
  MFS INVESTORS TRUST                          (FORMERLY PIMCO PEA INNOVATION)
  BLACKROCK STRATEGIC VALUE
    (FORMERLY STATE STREET RESEARCH AURORA)
  FI MID CAP OPPORTUNITIES
  ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION                                 METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, the Income Annuities and Metropolitan Life Separate
Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2005. The
SAI is considered part of this Prospectus as though it were included in the Prospectus. The
Table of Contents of the SAI appears on
page C-PPA-84 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

                          [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and
American Funds prospectuses which are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing a Deferred
Annuity or Income Annuity.



DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

INCOME ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS




IMPORTANT TERMS YOU SHOULD KNOW........... ...........  C-PPA-4
TABLE OF EXPENSES.................. ..................  C-PPA-7
ACCUMULATION UNIT VALUES TABLE............ ...........  C-PPA-14
METLIFE....................... .......................  C-PPA-25
METROPOLITAN LIFE SEPARATE ACCOUNT E......... ........  C-PPA-25
VARIABLE ANNUITIES.................. .................  C-PPA-25
   A Deferred Annuity.................................  C-PPA-26
   An Income Annuity..................................  C-PPA-26
YOUR INVESTMENT CHOICES............... ...............  C-PPA-27
DEFERRED ANNUITIES.................. .................  C-PPA-31
   The Deferred Annuity and Your Retirement Plan......  C-PPA-31
   Automated Investment Strategies....................  C-PPA-32
   Purchase Payments..................................  C-PPA-33
      Allocation of Purchase Payments.................  C-PPA-33
      Automated Purchase Payments.....................  C-PPA-34
      Limits on Purchase Payments.....................  C-PPA-34
   The Value of Your Investment.......................  C-PPA-34
   Transfers..........................................  C-PPA-35
   Access to Your Money...............................  C-PPA-38
      Systematic Withdrawal Program...................  C-PPA-38
      Minimum Distribution............................  C-PPA-40
   Contract Fee.......................................  C-PPA-40
   Charges............................................  C-PPA-40
      Insurance-Related Charge........................  C-PPA-40
      Investment-Related Charge.......................  C-PPA-41
   Premium and Other Taxes............................  C-PPA-41
   Early Withdrawal Charges...........................  C-PPA-42
      When No Early Withdrawal Charge Applies.........  C-PPA-43
      When A Different Early Withdrawal Charge May
        Apply.........................................  C-PPA-45
   Free Look..........................................  C-PPA-46
   Death Benefit......................................  C-PPA-46
   Pay-out Options (or Income Options)................  C-PPA-47
INCOME ANNUITIES................... ..................  C-PPA-48
   Income Payment Types...............................  C-PPA-49
   Minimum Size of your Income Payment................  C-PPA-51
   The Value of Your Income Payments..................  C-PPA-51
   Reallocations......................................  C-PPA-52
   Contract Fee.......................................  C-PPA-55

C-PPA- 2

   Charges............................................  C-PPA-55
      Insurance-Related or Separate Account Charge....  C-PPA-55
      Investment-Related Charge.......................  C-PPA-56
   Premium and Other Taxes............................  C-PPA-56
   Free Look..........................................  C-PPA-56
GENERAL INFORMATION................. .................  C-PPA-57
   Administration.....................................  C-PPA-57
      Purchase Payments...............................  C-PPA-57
      Confirming Transactions.........................  C-PPA-57
      Processing Transactions.........................  C-PPA-58
        By Telephone or Internet......................  C-PPA-58
        After Your Death..............................  C-PPA-59
        Third Party Requests..........................  C-PPA-59
        Valuation -- Suspension of Payments...........  C-PPA-59
   Advertising Performance............................  C-PPA-60
   Changes to Your Deferred Annuity or Income
      Annuity ........................................  C-PPA-62
   Voting Rights......................................  C-PPA-63
   Who Sells the Deferred Annuities and Income
      Annuities ......................................  C-PPA-64
        Certain Payments We Receive or Make with
          Regard to the Portfolios....................  C-PPA-65
   Financial Statements...............................  C-PPA-66
   Your Spouse's Rights...............................  C-PPA-66
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  C-PPA-66
INCOME TAXES..................... ....................  C-PPA-67
LEGAL PROCEEDINGS.................. ..................  C-PPA-82
APPENDIX FOR PREMIUM TAX TABLE............ ...........  C-PPA-83
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................  C-PPA-84

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]


                                                                        C-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW
ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ANNUITY UNIT VALUE


With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT


A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


[SNOOPY WITH POINTER GRAPHIC]


C-PPA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the contract is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.


METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


                                                                        C-PPA- 5

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY


An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.


YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "you" means the trustee of the Keogh plan.


C-PPA- 6

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES



The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee for Deferred Annuities.......................        None
  Surrender Fee for Deferred Annuities......................        None
  Income Annuity Contract Fee...............................        None
  Transfer Fee..............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE
  PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
  SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%

THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee for Deferred Annuities (2)..............    None
Separate Account Charge (as a percentage of your average
  account value) (3)
  General Administrative Expenses Charge....................    .20%
  Mortality and Expense Risk Charge.........................    .75%
  Total Separate Account Annual Charge... Maximum Guaranteed
     Charge:                                                    .95%

2 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT.
  THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.


3 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL
  NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITY. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American Funds  Minimum   Maximum
  Operating Expenses for the fiscal year ending December 31, 2004
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.18%
  After Waiver and/or Reimbursement of Expenses (4)(5)..........        0.29%     1.18%

4 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE
  ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES,


                                                                        C-PPA- 7

BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2006, THE FOLLOWING PERCENTAGES: 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), .90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO (CLASS E), 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS E), 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), .90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND .90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. DUE TO A WAIVER NOT SHOWN IN THE TABLE, THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO ACTUAL TOTAL NET EXPENSES WERE 0.68% FOR THE YEAR ENDED DECEMBER 31, 2004. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. EXPENSES FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO HAVE BEEN RESTATED TO REFLECT THE TERMS OF THE EXPENSE LIMITATION AGREEMENT. EXPENSES FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND THE RCM GLOBAL TECHNOLOGY PORTFOLIO HAVE BEEN RESTATED TO REFLECT MANAGEMENT FEE REDUCTIONS THAT BECAME EFFECTIVE MAY 1, 2005. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



5 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS")
  HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
BLACKROCK LARGE CAP VALUE PORTFOLIO (CLASS E)                    0.95
MFS INVESTORS TRUST PORTFOLIO                                    1.00
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

     This waiver or agreement to pay is subject to the obligation of each class of the Portfolio separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2006. The effect of such waiver and reimbursement is that performance results are increased.

     MetLife Advisers has also agreed to waive a portion of its investment management fee until at least April 30, 2006 for the following Portfolios in the percentage amounts specified below:

                         PORTFOLIO                                        WAIVED PERCENTAGE
                         ---------                            -----------------------------------------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                   0.05% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                  0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                      0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                              0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                    0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                             0.007% ON ALL ASSETS
BLACKROCK BOND INCOME PORTFOLIO                                0.025% ON ASSETS IN EXCESS OF $1 BILLION
                                                                               AND LESS THAN $2 BILLION
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                      0.015% ON THE FIRST $50 MILLION OF ASSETS

     The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.


C-PPA- 8

METROPOLITAN FUND ANNUAL EXPENSES
                                                                    B              A+B=C
                                                     A        OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004        MANAGEMENT        BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(7)         FEES       REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Portfolio....   0.55           0.09             0.64
BlackRock Bond Income
  Portfolio (5)(6)(9)(16).....................   0.40           0.06             0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (5)...............................   0.25           0.07             0.32
Salomon Brothers Strategic Bond Opportunities
  Portfolio...................................   0.65           0.12             0.77
BlackRock Diversified Portfolio (6)(16).......   0.44           0.06             0.50
MFS Total Return Portfolio....................   0.50           0.14             0.64
BlackRock Large Cap Value
  Portfolio (5)(6)(16)........................   0.70           0.23             0.93
Davis Venture Value Portfolio (6).............   0.72           0.06             0.78
FI Value Leaders Portfolio (6)................   0.66           0.08             0.74
Harris Oakmark Large Cap Value
  Portfolio (6)...............................   0.73           0.06             0.79
Harris Oakmark Focused Value Portfolio (6)....   0.73           0.05             0.78
Neuberger Berman Mid Cap Value
  Portfolio (6)...............................   0.68           0.08             0.76
BlackRock Investment Trust
  Portfolio (6)(16)...........................   0.49           0.05             0.54
MetLife Stock Index Portfolio (5).............   0.25           0.05             0.30
MFS Investors Trust Portfolio (5)(12).........   0.75           0.22             0.97
BlackRock Strategic Value Portfolio (6)(16)...   0.83           0.06             0.89
FI Mid Cap Opportunities Portfolio (6)(13)....   0.68           0.07             0.75
MetLife Mid Cap Stock Index Portfolio (5).....   0.25           0.10             0.35
FI International Stock Portfolio (6)(14)......   0.86           0.22             1.08
Morgan Stanley EAFE(R) Index Portfolio (5)....   0.30           0.29             0.59
Oppenheimer Global Equity Portfolio (6)(18)...   0.62           0.19             0.81
BlackRock Legacy Large Cap Growth
  Portfolio (6)(16)...........................   0.74           0.06             0.80
Jennison Growth Portfolio (6)(17).............   0.65           0.06             0.71
T. Rowe Price Large Cap Growth
  Portfolio (5)(6)............................   0.62           0.12             0.74
Loomis Sayles Small Cap Portfolio (5)(6)......   0.90           0.08             0.98
Russell 2000(R) Index Portfolio (5)...........   0.25           0.12             0.37
BlackRock Aggressive Growth
  Portfolio (6)(16)...........................   0.73           0.06             0.79
Franklin Templeton Small Cap Growth
  Portfolio (5)(6)............................   0.90           0.25             1.15
T. Rowe Price Small Cap Growth
  Portfolio (6)...............................   0.52           0.08             0.60

METROPOLITAN FUND ANNUAL EXPENSES
                                                                   C-D=E
                                                      D        TOTAL EXPENSES
for fiscal year ending December 31, 2004           WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(7)      REIMBURSEMENT  REIMBURSEMENT
----------------------------------------------  -----------------------------
Salomon Brothers U.S. Government Portfolio....    0.00           0.64
BlackRock Bond Income
  Portfolio (5)(6)(9)(16).....................    0.00           0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (5)...............................    0.01           0.31
Salomon Brothers Strategic Bond Opportunities
  Portfolio...................................    0.00           0.77
BlackRock Diversified Portfolio (6)(16).......    0.00           0.50
MFS Total Return Portfolio....................    0.00           0.64
BlackRock Large Cap Value
  Portfolio (5)(6)(16)........................    0.00           0.93
Davis Venture Value Portfolio (6).............    0.00           0.78
FI Value Leaders Portfolio (6)................    0.00           0.74
Harris Oakmark Large Cap Value
  Portfolio (6)...............................    0.00           0.79
Harris Oakmark Focused Value Portfolio (6)....    0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio (6)...............................    0.00           0.76
BlackRock Investment Trust
  Portfolio (6)(16)...........................    0.00           0.54
MetLife Stock Index Portfolio (5).............    0.01           0.29
MFS Investors Trust Portfolio (5)(12).........    0.00           0.97
BlackRock Strategic Value Portfolio (6)(16)...    0.00           0.89
FI Mid Cap Opportunities Portfolio (6)(13)....    0.00           0.75
MetLife Mid Cap Stock Index Portfolio (5).....    0.01           0.34
FI International Stock Portfolio (6)(14)......    0.00           1.08
Morgan Stanley EAFE(R) Index Portfolio (5)....    0.01           0.58
Oppenheimer Global Equity Portfolio (6)(18)...    0.00           0.81
BlackRock Legacy Large Cap Growth
  Portfolio (6)(16)...........................    0.00           0.80
Jennison Growth Portfolio (6)(17).............    0.00           0.71
T. Rowe Price Large Cap Growth
  Portfolio (5)(6)............................    0.00           0.74
Loomis Sayles Small Cap Portfolio (5)(6)......    0.05           0.93
Russell 2000(R) Index Portfolio (5)...........    0.01           0.36
BlackRock Aggressive Growth
  Portfolio (6)(16)...........................    0.00           0.79
Franklin Templeton Small Cap Growth
  Portfolio (5)(6)............................    0.00           1.15
T. Rowe Price Small Cap Growth
  Portfolio (6)...............................    0.00           0.60

                                                           C             A+B+C=D
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES
                                MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.25             0.35
MetLife Conservative to
  Moderate Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.08             0.18
MetLife Moderate Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.05             0.15
MetLife Moderate to Aggressive
  Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.06             0.16
MetLife Aggressive Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.19             0.29


                                                                                                   TOTAL EXPENSES FOR
                                                          D-E=F             TOTAL EXPENSES         THE PORTFOLIO AND
                                        E            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                     WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
ASSET ALLOCATION PORTFOLIOS       REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (5)(20)...........        0.25                0.10                   0.65                     0.75
MetLife Conservative to
  Moderate Allocation
  Portfolio (5)(20)...........        0.08                0.10                   0.67                     0.77
MetLife Moderate Allocation
  Portfolio (5)(20)...........        0.05                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation
  Portfolio (5)(20)...........        0.06                0.10                   0.72                     0.82
MetLife Aggressive Allocation
  Portfolio (5)(20)...........        0.19                0.10                   0.74                     0.84


                                                                        C-PPA- 9

MET INVESTORS FUND ANNUAL EXPENSES
                                                              B              A+B=C
                                               A        OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004  MANAGEMENT        BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)      FEES       REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------
PIMCO Total Return Portfolio.......          0.50            0.07             0.57
Lord Abbett Bond Debenture
  Portfolio (4)(6)(9)..............          0.52            0.06             0.58
Neuberger Berman Real Estate
  Portfolio (4)(6)(16).............          0.70            0.14             0.84
Met/AIM Mid Cap Core Equity
  Portfolio (4)(6)(15).............          0.73            0.12             0.85
Harris Oakmark International
  Portfolio (4)(6)(15).............          0.84            0.20             1.04
MFS Research International
  Portfolio (4)(6)(15).............          0.77            0.29             1.06
Janus Aggressive Growth
  Portfolio (4)(6)(11)(15).........          0.68            0.14             0.82
Oppenheimer Capital Appreciation
  Portfolio (4)(6).................          0.60            0.09             0.69
T. Rowe Price Mid-Cap Growth
  Portfolio (4)(10)(15)............          0.75            0.15             0.90
Met/AIM Small Cap Growth
  Portfolio (4)(6)(15).............          0.90            0.13             1.03
RCM Global Technology
  Portfolio (4)(6)(19).............          0.90            0.01             0.91

MET INVESTORS FUND ANNUAL EXPENSES
                                                             C-D=E
                                                D        TOTAL EXPENSES
for fiscal year ending December 31, 2004     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
PIMCO Total Return Portfolio.......            0.00           0.57
Lord Abbett Bond Debenture
  Portfolio (4)(6)(9)..............            0.00           0.58
Neuberger Berman Real Estate
  Portfolio (4)(6)(16).............            0.00           0.84
Met/AIM Mid Cap Core Equity
  Portfolio (4)(6)(15).............            0.00           0.85
Harris Oakmark International
  Portfolio (4)(6)(15).............            0.00           1.04
MFS Research International
  Portfolio (4)(6)(15).............            0.00           1.06
Janus Aggressive Growth
  Portfolio (4)(6)(11)(15).........            0.00           0.82
Oppenheimer Capital Appreciation
  Portfolio (4)(6).................            0.00           0.69
T. Rowe Price Mid-Cap Growth
  Portfolio (4)(10)(15)............            0.00           0.90
Met/AIM Small Cap Growth
  Portfolio (4)(6)(15).............            0.00           1.03
RCM Global Technology
  Portfolio (4)(6)(19).............            0.00           0.91

                                                                              C
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                 A          B     OTHER EXPENSES
for fiscal year ending December 31, 2004           MANAGEMENT   12b-1       BEFORE
(as a percentage of average net assets) (6)(7)(8)     FEES      FEES    REIMBURSEMENT
--------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio...             0.29      0.25         0.02
American Funds Growth Portfolio...                    0.35      0.25         0.01
American Funds Global Small Capitalization
  Portfolio....................                       0.77      0.25         0.04

                                                      A+B+C=D                          D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             TOTAL EXPENSES         E        TOTAL EXPENSES
for fiscal year ending December 31, 2004           BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (6)(7)(8)  REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------------  ----------------------------------------------
American Funds Growth-Income Portfolio...               0.56             0.00           0.56
American Funds Growth Portfolio...                      0.61             0.00           0.61
American Funds Global Small Capitalization
  Portfolio....................                         1.06             0.00           1.06

 6 EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO
   CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.


 7 CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN
   PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION. THE TABLES DO NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT MANAGEMENT FEES FOR ANY OF THE PORTFOLIOS. SEE THE SAI FOR MORE INFORMATION.


 8 THE AMERICAN FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1
   OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS 2 SHARES OF THE AMERICAN FUNDS.

 9 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

10 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

11 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN
   FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

12 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH
   MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

13 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP
   OPPORTUNITIES PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

14 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME
   THE SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK
   PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK
   PORTFOLIO.


C-PPA- 10

15 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF
   THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                           0.07
JANUS AGGRESSIVE GROWTH PORTFOLIO                                0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.01
MET/AIM MID CAP CORE EQUITY PORTFOLIO                            0.02
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                           0.01
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.12

16 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

           PRIOR PORTFOLIO NAME                         NEW PORTFOLIO NAME
           --------------------                         ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO                                 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO      BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME
  PORTFOLIO                                 BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO                                 BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO                                 BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH      BLACKROCK LEGACY LARGE CAP GROWTH
  PORTFOLIO                                 PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE
  PORTFOLIO                                 BLACKROCK LARGE CAP VALUE PORTFOLIO

17 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM
   VOYAGER PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE
   JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

18 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

19 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.


20 THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST
   SUBSTANTIALLY ALL OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THESE PORTFOLIOS WILL BEGIN OPERATIONS ON OR ABOUT MAY 1, 2005. THE EXPENSE INFORMATION IN THE FEE TABLE IS AN ESTIMATE OF THE PORTFOLIOS' EXPENSES THROUGH DECEMBER 31, 2005. THE TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT FOR UNDERLYING PORTFOLIOS INCLUDES THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS. THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS ARE: 1.00% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.85% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 0.85% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.88% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 1.04% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.


EXAMPLES



The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).


                                                                       C-PPA- 11

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a maximum Separate Account charge of 0.95%;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $865         $1,159         $1,442         $2,451
Minimum...................................................      $783         $  896         $  985         $1,507

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a Maximum Separate Account charge of 0.95%;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $795         $1,109         $1,426         $2,451
Minimum...................................................      $713         $  854         $  985         $1,507


C-PPA- 12

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a maximum Separate Account charge of 0.95%;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $216         $666          $1,142         $2,451
Minimum....................................................      $127         $396          $  685         $1,507


                                                                       C-PPA- 13

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)

    These tables and bar charts show fluctuations in the Accumulation Unit
     Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------

Salomon Brothers U.S. Government Division
  (e)......................................... 2004      $ 16.58          $ 16.92             26
                                               2003        16.46            16.58             44
                                               2002        15.40            16.46             34
                                               2001        14.56            15.40             32

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Bond Income Division (c)............ 2004        45.73            47.31             74
                                               2003        43.61            45.73            127
                                               2002        40.64            43.61            100
                                               2001        37.87            40.64             98
                                               2000        34.38            37.87            106
                                               1999        35.52            34.38            114
                                               1998        32.77            35.52            161
                                               1997        30.13            32.77            139
                                               1996        29.36            30.13            128
                                               1995        24.79            29.36            123


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]


C-PPA- 14

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Division
  (d)......................................... 2004      $ 13.02          $ 13.43            122
                                               2003        12.69            13.02            164
                                               2002        11.62            12.69            131
                                               2001        10.92            11.62            134
                                               2000         9.89            10.92             65
                                               1999        10.12             9.89             61
                                               1998        10.00            10.12             11

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


PIMCO Total Return Division (e)............... 2004        11.88            12.38             49
                                               2003        11.47            11.88            119
                                               2002        10.57            11.47             49
                                               2001        10.00            10.57             11

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division (e)................................ 2004        20.06            21.19             12
                                               2003        17.99            20.06             16
                                               2002        16.56            17.99              9
                                               2001        15.65            16.56              2

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division (b)(f).... 2004        12.83            13.78             19
                                               2003        10.84            12.83             41
                                               2002        10.80            10.84             19
                                               2001        11.05            10.80             38
                                               2000        11.26            11.05             33
                                               1999         9.65            11.26             35
                                               1998        10.53             9.65             33
                                               1997        10.00            10.53             15


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value



                                                                       C-PPA- 15

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
BlackRock Diversified Division................ 2004      $ 40.55          $ 43.58            241
                                               2003        33.95            40.55            403
                                               2002        39.79            33.95            278
                                               2001        42.89            39.79            295
                                               2000        42.85            42.89            354
                                               1999        39.79            42.85            365
                                               1998        33.57            39.79            415
                                               1997        28.11            33.57            390
                                               1996        24.78            28.11            371
                                               1995        19.69            24.78            346


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

MFS Total Return Division (k)................. 2004        33.31            36.39              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Neuberger Berman Real Estate Division (k)..... 2004        10.00            12.89              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Growth-Income Division (e)..... 2004        98.30           107.48              6
                                               2003        74.94            98.30             13
                                               2002        92.64            74.94              4
                                               2001        91.20            92.64              1

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Large Cap Value Division (k)........ 2004        10.81            11.18              4


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value



C-PPA- 16

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Davis Venture Value Division (a).............. 2004      $ 29.64          $ 32.99             21
                                               2003        22.86            29.64             35
                                               2002        27.60            22.86             19
                                               2001        31.36            27.60             17
                                               2000        30.70            31.36              4

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


FI Value Leaders Division (k)................. 2004        24.60            27.67              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division (d)... 2004        12.37            13.65             82
                                               2003         9.95            12.37            152
                                               2002        11.70             9.95             92
                                               2001         9.98            11.70            100
                                               2000         8.96             9.98             12
                                               1999         9.72             8.96             15
                                               1998        10.00             9.72              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (e)..... 2004        32.63            35.54             27
                                               2003        24.83            32.63             56
                                               2002        27.50            24.83             33
                                               2001        21.87            27.50             24

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Neuberger Berman Mid Cap Value Division (d)... 2004        18.57            22.61             90
                                               2003        13.73            18.57            116
                                               2002        15.34            13.73             76
                                               2001        15.88            15.34             41
                                               2000        12.50            15.88             33
                                               1999        10.73            12.50              8
                                               1998        10.00            10.73              5


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value



                                                                       C-PPA- 17

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
BlackRock Investment Trust Division........... 2004      $ 64.50          $ 70.82            258
                                               2003        49.99            64.50            464
                                               2002        68.31            49.99            309
                                               2001        83.10            68.31            327
                                               2000        89.41            83.10            396
                                               1999        76.19            89.41            399
                                               1998        60.00            76.19            445
                                               1997        47.19            60.00            443
                                               1996        38.99            47.19            402
                                               1995        29.57            38.99            334


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

MetLife Stock Index Division.................. 2004        37.72            41.30            644
                                               2003        29.70            37.72          1,160
                                               2002        38.60            29.70            702
                                               2001        44.36            38.60            706
                                               2000        49.39            44.36            793
                                               1999        41.28            49.39            733
                                               1998        32.50            41.28            748
                                               1997        24.83            32.50            701
                                               1996        20.44            24.83            629
                                               1995        15.07            20.44            518

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MFS Investors Trust Division (e).............. 2004         8.03             8.86              6
                                               2003         6.65             8.03              7
                                               2002         8.42             6.65              3
                                               2001        10.11             8.42              2

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value



C-PPA- 18

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
BlackRock Strategic Value Division (a)........ 2004      $ 16.34          $ 18.67            109
                                               2003        10.98            16.34            184
                                               2002        14.09            10.98            122
                                               2001        12.27            14.09             91
                                               2000        10.00            12.27             30

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (b)(j)...... 2004        15.14            17.57            148
                                               2003        11.36            15.14            539
                                               2002        16.14            11.36            177
                                               2001        26.00            16.14            211
                                               2000        38.18            26.00            294
                                               1999        17.29            38.18            239
                                               1998        12.72            17.29            100
                                               1997        10.00            12.72             54


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Met/AIM Mid Cap Core Equity Division (k)...... 2004        12.75            10.95              7


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division (a)...... 2004        11.73            13.49             80
                                               2003         8.78            11.73            114
                                               2002        10.41             8.78             96
                                               2001        10.64            10.41             63
                                               2000        10.00            10.64             20

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]
          Year End Accumulation Unit Value



                                                                       C-PPA- 19

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
FI International Stock Division............... 2004      $ 13.76          $ 16.11            201
                                               2003        10.85            13.76            328
                                               2002        13.28            10.85            228
                                               2001        16.88            13.28            262
                                               2000        18.96            16.88            284
                                               1999        16.43            18.96            272
                                               1998        13.54            16.43            318
                                               1997        13.99            13.54            324
                                               1996        14.38            13.99            368
                                               1995        14.40            14.38            396


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark International Division (k)..... 2004        12.21            11.70             14


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MFS Research International Division (e)....... 2004        10.04            11.91              3
                                               2003         7.67            10.04             12
                                               2002         8.75             7.67              2
                                               2001        10.00             8.75              1

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (d)..... 2004         9.88            11.71             70
                                               2003         7.25             9.88            145
                                               2002         8.77             7.25             80
                                               2001        11.32             8.77             78
                                               2000        13.36            11.32             63
                                               1999        10.80            13.36             50
                                               1998        10.00            10.80             13


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value



C-PPA- 20

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Division (b)........ 2004      $ 13.49          $ 15.56             36
                                               2003        10.44            13.49            115
                                               2002        12.55            10.44             39
                                               2001        15.10            12.55             50
                                               2000        15.49            15.10             64
                                               1999        12.49            15.49             64
                                               1998        10.88            12.49             88
                                               1997        10.00            10.88             62


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Growth Division (e)............ 2004       126.32           140.77              8
                                               2003        93.21           126.32             17
                                               2002       124.56            93.21              3
                                               2001       153.64           124.56              2

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Legacy Large Cap Growth Division
  (k)......................................... 2004        10.08            11.10              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Janus Aggressive Growth Division (e)(h)....... 2004         6.88             7.42             19
                                               2003         5.34             6.88             40
                                               2002         7.77             5.34             11
                                               2001        10.00             7.77              8

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Met/Putnam Voyager Division (a)(i)............ 2004         4.37             4.54             16
                                               2003         3.50             4.37            106
                                               2002         4.97             3.50             22
                                               2001         7.25             4.97             36
                                               2000         9.82             7.25              5

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value



                                                                       C-PPA- 21

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division (d)... 2004      $ 11.56          $ 12.58             62
                                               2003         8.92            11.56            135
                                               2002        11.73             8.92             54
                                               2001        13.14            11.73             58
                                               2000        13.33            13.14             78
                                               1999        11.01            13.33             29
                                               1998        10.00            11.01              3


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Loomis Sayles Small Cap Division (a).......... 2004        24.70            28.47              8
                                               2003        18.27            24.70             11
                                               2002        23.52            18.27              5
                                               2001        26.04            23.52              7
                                               2000        26.26            26.04              3

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Russell 2000(R) Index Division (d)............ 2004        13.90            16.22             69
                                               2003         9.61            13.90            141
                                               2002        12.19             9.61             51
                                               2001        12.20            12.19             48
                                               2000        12.81            12.20             59
                                               1999        10.53            12.81             37
                                               1998        10.00            10.53             16


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


BlackRock Aggressive Growth Division.......... 2004        38.45            43.03            198
                                               2003        27.57            38.45            413
                                               2002        39.05            27.57            227
                                               2001        51.71            39.05            238
                                               2000        56.52            51.71            266
                                               1999        42.82            56.52            265
                                               1998        38.02            42.82            321
                                               1997        35.98            38.02            340
                                               1996        33.72            35.98            341
                                               1995        26.29            33.72            254


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value



C-PPA- 22

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Division (e)..... 2004      $  6.36          $  7.45             32
                                               2003         4.68             6.36             52
                                               2002         8.44             4.68              5
                                               2001        10.00             8.44              5

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth Division
  (e)......................................... 2004         9.06            10.00             12
                                               2003         6.31             9.06             24
                                               2002         8.82             6.31             15
                                               2001        10.00             8.82              7

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (k)......... 2004        11.55            10.86              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (b)... 2004        12.60            13.86             73
                                               2003         9.03            12.60            239
                                               2002        12.43             9.03            105
                                               2001        13.79            12.43             98
                                               2000        15.32            13.79            110
                                               1999        12.08            15.32             75
                                               1998        11.79            12.08             94
                                               1997        10.00            11.79             85


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division (e)................................ 2004        16.80            20.12             27
                                               2003        11.05            16.80             23
                                               2002        13.78            11.05              3
                                               2001        15.96            13.78              2

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value



                                                                       C-PPA- 23

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
RCM Global Technology Division (e)............ 2004      $  5.71          $  5.41             17
                                               2003         3.65             5.71             58
                                               2002         7.46             3.65             13
                                               2001        10.00             7.46              5

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


----------------------------------------
(a)  Inception Date: July 5, 2000.

(b)  Inception Date: March 3, 1997.

(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.

(d)  Inception Date: November 9, 1998.

(e)  Inception Date: May 1, 2001.

(f) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.

(g)  Inception date: May 1, 2002.

(h) The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.

(i) The assets in this investment division merged into the Jennison Growth Division prior to the opening of business on May 3, 2004. This investment division is no longer available.

(j) The investment division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2005, is that of the Janus Mid Cap Division.

(k)  Inception Date: May 1, 2004.


C-PPA- 24

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve individuals in approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Taiwan and Uruguay.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the



[SNOOPY AND WOODSTOCK PICTURE]
                                                                       C-PPA- 25
investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life or the death benefit.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.
The Income Annuities are no longer available.


                          [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
       The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

   A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

C-PPA- 26

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2.


The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.


Starting with the most conservative Portfolio, the first group of investment choices is listed in the approximate risk relationship among each available Portfolio in the first group, with all those within the same investment style listed in alphabetical order. The second group of investment choices, the asset allocation portfolios, is also listed in order of risk. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.


The degree of investment risk you assume will depend on the investment divisions you choose. We have listed the first group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order. The second group of choices, the asset allocation portfolios, is also listed in order of risk.

The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
                                                                       C-PPA- 27

                         [SNOOPY READING MENU GRAPHIC]

Salomon Brothers U.S. Government       Seeks to maximize total return
Portfolio                              consistent with preservation of
                                       capital and maintenance of liquidity
BlackRock Bond Income Portfolio        Seeks competitive total return
                                       primarily from investing in
                                       fixed-income securities
Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index
PIMCO Total Return Portfolio           Seeks maximum total return,
                                       consistent with the preservation of
                                       capital and prudent investment
                                       management
Salomon Brothers Strategic Bond        Seeks to maximize total return
  Opportunities Portfolio              consistent with preservation of
                                       capital
Lord Abbett Bond Debenture Portfolio   Seeks high current income and the
                                       opportunity for capital appreciation
                                       to produce a high total return
BlackRock Diversified Portfolio        Seeks high total return while
                                       attempting to limit investment risk
                                       and preserve capital
MFS Total Return Portfolio             Seeks a favorable total return
                                       through investment in a diversified
                                       portfolio
Neuberger Berman Real Estate           Seeks to provide total return through
  Portfolio                            investment in real estate securities,
                                       emphasizing both capital appreciation
                                       and current income
American Funds Growth-Income           Seeks both capital appreciation and
  Portfolio                            income
BlackRock Large Cap Value Portfolio    Seeks long-term growth of capital
Davis Venture Value Portfolio          Seeks growth of capital
FI Value Leaders Portfolio             Seeks long-term growth of capital
Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio
Harris Oakmark Focused Value           Seeks long-term capital appreciation
  Portfolio
Neuberger Berman Mid Cap Value         Seeks capital growth
  Portfolio
BlackRock Investment Trust Portfolio   Seeks long-term growth of capital and
                                       income
MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's 500(R) Composite
                                       Stock Price Index
MFS Investors Trust Portfolio          Seeks long-term growth of capital
                                       with a secondary objective to seek
                                       reasonable current income
BlackRock Strategic Value Portfolio    Seeks high total return, consisting
                                       principally of capital appreciation
FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital
Met/AIM Mid Cap Core Equity Portfolio  Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) MidCap 400
                                       Composite Stock Price Index
FI International Stock Portfolio       Seeks long-term growth of capital
Harris Oakmark International           Seeks long-term capital appreciation
  Portfolio
MFS Research International Portfolio   Seeks capital appreciation
Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index
Oppenheimer Global Equity Portfolio    Seeks capital appreciation
American Funds Growth Portfolio        Seeks capital appreciation through
                                       stocks
BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital
  Portfolio
Janus Aggressive Growth Portfolio      Seeks long-term growth of capital


C-PPA- 28

Jennison Growth Portfolio              Seeks long-term growth of capital
Oppenheimer Capital Appreciation       Seeks capital appreciation
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income
Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities
Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
BlackRock Aggressive Growth Portfolio  Seeks maximum capital appreciation
T. Rowe Price Mid-Cap Growth           Seeks to provide long-term growth of
  Portfolio                            capital
Franklin Templeton Small Cap Growth    Seeks long-term capital growth
  Portfolio
Met/AIM Small Cap Growth Portfolio     Seeks long-term growth of capital
T. Rowe Price Small Cap Growth         Seeks long-term capital growth
  Portfolio
American Funds Global Small            Seeks capital appreciation through
  Capitalization Portfolio             stocks
RCM Global Technology Portfolio        Seeks capital appreciation; no
                                       consideration is given to income
Asset Allocation Portfolios
MetLife Conservative Allocation        Seeks a high level of current income,
  Portfolio                            with growth of capital a secondary
                                       objective
MetLife Conservative to Moderate       Seeks a high total return in the form
  Allocation Portfolio                 of income and growth of capital, with
                                       a greater emphasis on income
MetLife Moderate Allocation Portfolio  Seeks a balance between a high level of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital
MetLife Moderate to Aggressive         Seeks growth of capital
  Allocation Portfolio
MetLife Aggressive Allocation          Seeks growth of capital
  Portfolio


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The Deferred Annuity Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.


The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and insurance policies.



                                                                       C-PPA- 29

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund or American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

Information about the payments we receive or make with regard to the Portfolios can be found later in this prospectus in the section under the "Who Sells the Deferred Annuities and Income Annuities" heading.


We select the Portfolios offered through the Contracts based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described later in this prospectus. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers/reallocations of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners/participants. We do not provide investment advice and do not recommend or endorse any particular Portfolio.



C-PPA- 30

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

* Non-Qualified           * Roth IRAs (Roth
* Traditional IRA           Individual Retirement
  (Individual Retirement    Annuities)
  Annuities)              * Unallocated Keogh

[LINUS BUILDING SAND CASTLE GRAPHIC]

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected.



                                                                       C-PPA- 31

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.


As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any earnings.


THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.
THE REBALANCER(R) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.


We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
          Also, these strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
                                                                  [SAFE GRAPHIC]
                                                                 [SCALE GRAPHIC]
                                                             [PIE CHART GRAPHIC]

                                                                 [GLOBE GRAPHIC]
C-PPA- 32

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

If you choose to make an allocation to the asset allocation divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.


[HOUR GLASS GRAPHIC]
You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
                                                                       C-PPA- 33

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your bank account and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

* For the unallocated Keogh Deferred Annuity, a withdrawal should you leave your job.

* For certain Deferred Annuities, you may no longer make purchase payments if you retire.

*   Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.


C-PPA- 34

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE


Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525. ($500 x 1.05 = $525)


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475. ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a



[MARCY ADDING GRAPHIC]


You may transfer money within your Contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.


Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.
                                                                       C-PPA- 35
high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by



C-PPA- 36
any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and



                                                                       C-PPA- 37
procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owners or participant/annuitant). You should read the Portfolio prospectuses for more details.


Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.
Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.


SYSTEMATIC WITHDRAWAL PROGRAM
If you have certain Non-Qualified or IRA Deferred Annuities, subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we






             [CHARLIE BROWN IN MONEY JAR GRAPHIC]
     We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request.

                     [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
C-PPA- 38
recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision


If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th day of the month.

Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

                                                                       C-PPA- 39

(discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger


The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation
                                                                     Unit Value.

  MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.

                                                      [WOODSTOCK TYPING GRAPHIC]
C-PPA- 40
than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


                                                                       C-PPA- 41

EARLY WITHDRAWAL CHARGES

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                           During Purchase Payment Year



    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

Early withdrawal charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.


  You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

      We do not include your earnings when calculating early withdrawal charges.
        However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

C-PPA- 42

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make among the investment divisions or to the Fixed Interest Account.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.


* If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.


* If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and certain other Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

The percentage of your Account Balance you are permitted without an early withdrawal charge is for:

     --   Unallocated Keogh Deferred Annuity, 20%.

     -- Non-Qualified and IRA Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exemption does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.



[FRANKLIN WITH MAGNIFYING GLASS GRAPHIC]
Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
                                                                       C-PPA- 43

* Except for the unallocated Keogh Deferred Annuity, if your Contract provides for this, and the provision is approved in your state, on your first withdrawal to which an early withdrawal charge would otherwise apply and either you or your spouse:


     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.


* On Systematic Termination. For the unallocated Keogh Deferred Annuity, if the Contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


                       Contract Year
     1*          2          3          4            5
     20%        25%      33 1/3%      50%       remainder



  * Less that Contract Year's withdrawals


    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you start at the beginning of the schedule listed above.


* For the unallocated Keogh Deferred Annuity, if you are disabled and you request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974, and if your plan document defines disability, then your plan's definition governs.

*   If you retire:

     -- For certain Non-Qualified Deferred Annuities, if you retire from the employer and for certain others if you retire and receive retirement benefits from your employer's qualified plan.

     --   For certain IRA Deferred Annuities, if you retire from the employer.


     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.



C-PPA- 44

*   If you leave your job:

     -- For certain Non-Qualified Deferred Annuities, you must either leave your job with the employer or certain others if you leave your job and you receive retirement benefits.

     -- For certain IRA Deferred Annuities, if you leave your job with the employer.


     -- If you are a "restricted" participant, according to the terms of the unallocated Keogh Deferred Annuity, you also must have participated for the time stated in the Contract.


* For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For the unallocated Keogh Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For the unallocated Keogh Deferred Annuity, if you suffer an unforeseen hardship.

* If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transferred are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:


    We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:


                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*   Transferred amounts on or after January 1, 1996:
     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the



[WOODSTOCK GRAPHIC]
                                                                       C-PPA- 45
          withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original
          Contract:


                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.


* Alternatively, if provided for in the Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.


FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity through the mail or your age. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities.

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.



                                                         [MARCY READING GRAPHIC]
C-PPA- 46

Your death benefit for the unallocated Keogh Deferred Annuity is no more than the Account Balance and is paid to the Keogh trustee.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.


If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.


Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documents in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The variable pay-out option may not be available in all states.


                                                                       C-PPA- 47

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*   A fixed dollar payment or a variable payment; and

*   A refund feature.


Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.



By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity.



Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.



INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.



 The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity.


   Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your Contract, we will use the current rates.


C-PPA- 48

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.


Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:


*  Non-Qualified              *  Roth IRAs
*  Unallocated Keogh          *  Traditional IRAs

If you have accumulated amounts in any of the listed investment vehicles (for example, Traditional IRAs, ROTH IRAs, Keoghs, 401(k)s), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of income payment type may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum if the owner dies.


Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or otherwise pay the value of any remaining income




[SNOOPY SUNBATHING GRAPHIC]
Many times the Owner and the Annuitant are the same person.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

                                                                       C-PPA- 49
payments over a period which would comply with Federal income tax law. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made, to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.


LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made, to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received


When deciding how to receive income, consider:

- The amount of income you need;


- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

                                                       [SNOOPY ON BEACH GRAPHIC]
C-PPA- 50
equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION

You decide what portion of your income payment is allocated to each of the variable investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.


THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be written 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will



Post-tax or after-tax means that your purchase payment for your Income Annuity does not reduce your taxable income or give you a tax reduction.


[WOODSTOCK WRITING CHECK GRAPHIC]

The AIR is stated in your Contract and may range from 3% to 6%.
                                                                       C-PPA- 51
be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge (Separate Account charge) (the resulting number is the net investment return) exceeds the AIR (for the time period between payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge (Separate Account charge) (the net investment return) is less than the AIR (for the time period between payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:


* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


* Next, we subtract the daily equivalent of your insurance-related charge (Separate Account charge) (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


* Finally, we multiply the previous Annuity Unit Value by this result. REALLOCATIONS

You can reallocate among the investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate amounts from the Fixed Income Option to the investment divisions. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying portfolio shares or other funds we have designated in the investment divisions to generate your income payments.



                                                   [WOODSTOCK AND MONEY GRAPHIC]
C-PPA- 52

For us to process a reallocation, you must tell us:

     --   The percentage of the income payment to be reallocated;

     -- The investment divisions (or Fixed Income Option) from which you want the income payment to be reallocated; and

     -- The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any



                                                                       C-PPA- 53
other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some



C-PPA- 54

Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Reallocations will be made as of the end of a business day at the close of the Exchange if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

CONTRACT FEE

There is no contract fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.


The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

                                                                       C-PPA- 55

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail or your age. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.




                                                 [LUCY READING GRAPHIC]
  You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.
C-PPA- 56

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or


Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

                                                                       C-PPA- 57
have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations; withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:

*   Account Balance


*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions.



                                                [CHARLIE BROWN ON PHONE GRAPHIC]
C-PPA- 58

Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.


                                                                       C-PPA- 59

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     -- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     -- during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation (of Non-Standard Performance), we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit


                                                  [SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
C-PPA- 60
data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and


                                                                       C-PPA- 61
the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers/reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.


* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.


C-PPA- 62

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Non-Qualified or IRA Deferred Annuity or an Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.


                                                                       C-PPA- 63

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES


All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. They also may be sold through the mail or over the Internet.



The licensed sales representatives who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.


We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.


Our sales representatives and their managers may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These



                                            [SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
C-PPA- 64
services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.


The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.


CERTAIN PAYMENTS WE RECEIVE OR MAKE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our MetLife Advisers and MetLife Investors) or sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is not deducted from the Portfolios' assets and does not decrease the Portfolio's investment return. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.05%. Additionally, an investment investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or other affiliates) with increased access to persons involved in the distribution of the Contracts.



We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment managers, MetLife Advisers and MetLife Investors, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the investment manager makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment managers. See the Table of Expenses for information on the investment management fees paid to the investment managers and the Statement of Additional Information for the Funds for information on the investment management fees paid to the investment manager and sub-investment managers.



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolios' investment return.



                                                                       C-PPA- 65

The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS


If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.


If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED
ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Deferred Annuity). We may only cancel the unallocated Keogh


Simply stated, Federal income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.
C-PPA- 66

Deferred Annuity if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. We will only do so to the extent allowed by law. Certain Deferred Annuities do not contain these cancellation provisions.

If we do cancel your Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term gains and qualifying dividends. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



[PIGGY BANK GRAPHIC]
                                                                       C-PPA- 67

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRA's, including:

* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding enhanced portability features.

You should consult your tax adviser regarding these changes.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as the availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower maximum tax rate of 15% that applies to long term capital gains and qualifying dividends.


FEDERAL ESTATE TAXES: While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.



GENERATION-SKIPPING TRANSFER TAX: Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.



ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS: The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens


C-PPA- 68
or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.


WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.


When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:


*   annuity you purchase (e.g., Non-Qualified or IRA), and

*   pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.


We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.


                                                                       C-PPA- 69

WITHDRAWALS BEFORE AGE 59 1/2


If you receive a taxable distribution from your Contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                Type of Contract
                               ---------------------------------------------------
                                                               401(a)
                                                               401(k)
                                  Non            Trad.         Keogh          Roth
                               Qualified          IRA          403(a)         IRA
                               ---------         -----         ------         ----
In a series of
substantially equal
payments made annually
(or more frequently) for
life or life expectancy
(SEPP)                              x               x             x(1)           x
After you die                       x               x             x              x
After you become totally
disabled (as defined in
the Code)                           x               x             x              x
To pay deductible medical
expenses                                            x             x              x
To pay medical insurance
premiums if you are
unemployed                                          x                            x
To pay for qualified higher education
expenses, or                                        x                            x
For qualified first time home purchases
up to $10,000                                       x                            x
After separation from
service if you are over
age 55 at the time of
separation                                                        x
After December 31, 1999 for IRS levies              x             x              x
Under certain immediate
income annuities
providing for
substantially equal
payments over the "pay-
out" period                         x
(1) You must also be separated from service

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.



                                                  [SNOOPY WITH TAX BILL GRAPHIC]
C-PPA- 70

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

* Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.


* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.


* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal Income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.


After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

                                                                       C-PPA- 71

* Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION


In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their Contract.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of transfers/reallocations between investment divisions and/or transfers/reallocations from/between an investment division to/and a fixed option.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.

PURCHASE PAYMENTS


Although the Code does not limit the total amount of your purchase payments, your Contract may have a limit.


PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).

* This rule does not apply to payments made pursuant to an income pay-out option under your contract.



                                                      [WOODSTOCK FLYING GRAPHIC]
C-PPA- 72

* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payments and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payment; and

*   A taxable payment of earnings.


* We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.


* Income payments and amount received on the exercise of a withdrawal or partial withdrawal option under your non-qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead by taxable under the rules for income payment or withdrawals, whichever is applicable.

Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or
(b) five years after income payments commence will generally invalidate the exception and subject you to additional penalties and interest.


The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or from an investment division into the Fixed Income Option.



We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table).


We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the


                                                                       C-PPA- 73
taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you die before the purchase payment is returned, the unreturned amount may be deductible on your final tax return or deductible by your beneficiary if income payments continue after your death or a lump sum is paid to your estate or your beneficiary.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

AFTER DEATH

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).


If you die before the annuity starting date, as defined under the income tax regulations, payment of your entire interest in the Contract must be made within five years of the date of your death or payments must begin under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death.


If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death (or change) of any annuitant.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.



  If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the Contract.


C-PPA- 74

INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRAS AND ROTH IRAS]

GENERAL


Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the Contract.


* Your IRA annuity is not forfeitable and you may not transfer it to someone else.

* You can transfer your IRA proceeds to a similar IRA or certain eligible retirement plans of an employer without incurring Federal income taxes if certain conditions are satisfied.

* The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

* The IRS has approved the form of the Traditional IRA endorsement and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA or SIMPLE IRA Contract issued to you may differ from the form of the Traditional IRA or SIMPLE IRA approved by the IRS because of several factors such as different riders and state insurance department requirements.


* The Roth IRA endorsement used with the Contract is based on the IRA Model Roth IRA Contract Form 5305-RB (Rev 3-02).


TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS


Generally:

* Except for permissible rollovers and direct transfers, purchase payments to Traditional IRAs and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($4,000 for tax years 2005-2007). This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

* Beginning in 2002, individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.


For individuals under 50, your total annual contributions to all your Traditional and Roth IRAs for 2005 may not exceed the lesser of $4,000 or 100% of your "compensation" as defined by the Code.
In some cases, your purchase payments may be tax deductible.


[LINUS WITH IRA COIN]
                                                                       C-PPA- 75

* Purchase payments in excess of permitted amounts may be subject to a penalty tax.

* Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2005, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($70,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $60,000 ($80,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70-1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax-free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


C-PPA- 76

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, for Traditional IRAs, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

In general, proposed regulations issued in 2002 and finalized in 2004, permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations).

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.



                                                                       C-PPA- 77

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS


Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the amount deductible under the Code ($4,000 for tax years 2005-2007), including contributions to all your Traditional and Roth IRAs). This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). In 2005 individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006. You may contribute up to the annual contribution limit, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your adjusted gross income is between:


       STATUS                          INCOME
     ----------
                                    -----------
     Individual                  $95,000--$110,000
   Married filing
        jointly                  $150,000--$160,000
   Married filing
      separately                    $0--$10,000

     -- Annual purchase payment limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

     --   You can contribute to a Roth IRA after age 70 1/2.

     -- If you exceed the purchase payment limits, you may be subject to a tax penalty.

     -- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is made:

     -- At least five taxable years after your first purchase payment to a Roth IRA, and


     For individuals under 50, annual contributions to your IRAs, including Roth
             IRAs, for 2005, may not exceed the lesser of $4,000 or 100% of your
                                          "compensation" as defined by the Code.

C-PPA- 78

*   The withdrawal is made:

     --   On or after you reach age 59 1/2;

     --   Upon your death or disability; or

     --   For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from an non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/ rollover) purchase payments to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount withheld is determined by the Code.

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a Roth IRA.

Except to the extent you have non-deductible IRA purchase payments, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)


                                                                       C-PPA- 79

If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law generally allows you to reverse your conversion provided you do so before October 15th of the year following the year of the conversion if certain conditions are met.

Unless you elect otherwise, the amount converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

KEOGH ANNUITIES

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are annual purchase payment limits for these annuities under the Code. Purchase payments in excess of these limits may result in adverse tax consequences.


Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.


PARTIAL AND FULL WITHDRAWALS

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA.


Because your purchase payments are generally on a before-tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of your plan benefit or account balance.



C-PPA- 80

Withdrawals attributable to any after-tax contributions are not subject to income tax.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or


* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.


Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax advisor prior to choosing an income option.

In general, proposed regulations issued in 2002 and finalized in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

If you intend to receive your minimum distributions which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor before selecting a pay-out option.
advisor prior to purchasing the Income Annuity in connection with a defined benefit plan.

MANDATORY 20% WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your "eligible rollover distribution" to a traditional IRA or another eligible retirement plan.


                                                                       C-PPA- 81

Generally, an "eligible rollover distribution" is any amount you receive from your Contract. However, it does not include distributions that are:

* A series of substantially equal periodic payments made at least annually for:

     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   To satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

Other exceptions to the definition of "eligible rollover distributions" may exist.

For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules which are determined at the time of payment. You may elect out of these withholding requirements.

Generally, income payments made on or after the required beginning date (as previously discussed in "Minimum Distribution Requirements") are not eligible rollover distributions. Additionally, payments under certain types of income annuities are not treated as eligible rollover distributions. We or your qualified plan administrator will notify you (or your spousal beneficiary) if an income payment or death benefit is an eligible rollover distribution.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by the December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

LEGAL PROCEEDINGS

MetLife, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought


C-PPA- 82
and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this prospectus, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the Contracts.


APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                         Keogh, 401(a),
                                         401(k), and
                         IRA Deferred    403(a)              Non-Qualified
                         and Income      Deferred and        Deferred and
                         Annuities(1)    Income Annuities    Income Annuities
California...........    0.5%(2)         0.5%                2.35%
Maine................    --              --                  2.0%
Nevada...............    --              --                  3.5%
Puerto Rico..........    1.0%            1.0%                1.0%
South Dakota.........    --              --                  1.25%
West Virginia........    1.0%            1.0%                1.0%
Wyoming..............    --              --                  1.0%

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

(2) WITH RESPECT TO DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2005 METROPOLITAN LIFE INSURANCE COMPANY



                                                [LUCY'S TAXES GRAPHICS]
                                                                       C-PPA- 83

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM... ...     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     3
EXPERIENCE FACTOR................. .................     3
VARIABLE INCOME PAYMENTS............. ..............     3
INVESTMENT MANAGEMENT FEES............ .............     6
ADVERTISEMENT OF THE SEPARATE ACCOUNT....... .......     9
VOTING RIGHTS................... ...................    11
ERISA....................... .......................    12
TAXES....................... .......................    13
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........     1


[PEANUTS GANG GRAPHIC]


C-PPA- 84

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the appropriate address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

ENHANCED DEFERRED
ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified
     --  Non-Qualified (for certain deferred arrangements or plans)

ENHANCED INCOME
ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified
     --  Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;

     --  federally insured or guaranteed; or

     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

                                                              MAY 1, 2005

ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE
COMPANY


This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Account Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").

--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Enhanced Deferred Annuity or Enhanced
Income Annuity. Your choices may include the Fixed
Interest Account (not described in this Prospectus) and investment divisions available through
Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund"), Portfolios of the Calvert Variable Series,
Inc. ("Calvert Fund"), Portfolios of the Fidelity
Variable Insurance Products Funds ("Fidelity VIP
Funds"), Portfolios of the Met Investors Series
Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds").
For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  SALOMON BROTHERS U.S. GOVERNMENT           MET/AIM MID CAP CORE EQUITY
  BLACKROCK BOND INCOME                      METLIFE MID CAP STOCK INDEX
  (FORMERLY STATE STREET RESEARCH BOND       FI INTERNATIONAL STOCK
  INCOME)                                    FIDELITY OVERSEAS
  FIDELITY INVESTMENT GRADE BOND             HARRIS OAKMARK INTERNATIONAL
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    MFS RESEARCH INTERNATIONAL
  PIMCO TOTAL RETURN                         MORGAN STANLEY EAFE(R) INDEX
  SALOMON BROTHERS STRATEGIC BOND            OPPENHEIMER GLOBAL EQUITY
  OPPORTUNITIES                              (FORMERLY SCUDDER GLOBAL EQUITY)
  LORD ABBETT BOND DEBENTURE                 AMERICAN FUNDS GROWTH
  BLACKROCK DIVERSIFIED                      BLACKROCK LEGACY LARGE CAP GROWTH
  (FORMERLY STATE STREET RESEARCH            (FORMERLY STATE STREET RESEARCH LARGE
  DIVERSIFIED)                               CAP GROWTH)
  CALVERT SOCIAL BALANCED                    FIDELITY GROWTH
  MFS TOTAL RETURN                           JANUS AGGRESSIVE GROWTH
  NEUBERGER BERMAN REAL ESTATE               JENNISON GROWTH (FORMERLY MET/PUTNAM
  AMERICAN FUNDS GROWTH-INCOME               VOYAGER)
  BLACKROCK LARGE CAP VALUE                  OPPENHEIMER CAPITAL APPRECIATION
  (FORMERLY STATE STREET RESEARCH LARGE CAP  T. ROWE PRICE LARGE CAP GROWTH
  VALUE)                                     LOOMIS SAYLES SMALL CAP
  DAVIS VENTURE VALUE                        RUSSELL 2000(R) INDEX
  FI VALUE LEADERS                           BLACKROCK AGGRESSIVE GROWTH (FORMERLY
  FIDELITY EQUITY-INCOME                     STATE STREET RESEARCH AGGRESSIVE
  HARRIS OAKMARK LARGE CAP VALUE             GROWTH)
  HARRIS OAKMARK FOCUSED VALUE               CALVERT SOCIAL MID CAP GROWTH
  NEUBERGER BERMAN MID CAP VALUE (FORMERLY   T. ROWE PRICE MID-CAP GROWTH
  NEUBERGER BERMAN PARTNERS MID CAP VALUE)   FRANKLIN TEMPLETON SMALL CAP GROWTH
  BLACKROCK INVESTMENT TRUST                 MET/AIM SMALL CAP GROWTH
  (FORMERLY STATE STREET RESEARCH INVESTMENT T. ROWE PRICE SMALL CAP GROWTH
  TRUST)                                     AMERICAN FUNDS GLOBAL SMALL
  METLIFE STOCK INDEX                        CAPITALIZATION
  MFS INVESTORS TRUST                        RCM GLOBAL TECHNOLOGY
  BLACKROCK STRATEGIC VALUE (FORMERLY        (FORMERLY PIMCO PEA INNOVATION)
  STATE STREET RESEARCH AURORA)
  FI MID CAP OPPORTUNITIES
  ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION                                 METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION

HOW TO LEARN MORE:


Before investing, read this Prospectus. The
Prospectus contains information about the Enhanced
Deferred Annuities, Enhanced Income Annuities and
Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information
("SAI"), dated May 1, 2005. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-116 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

                          [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The
Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity
VIP Funds, Met Investors Fund and American Funds prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Enhanced Deferred Annuity or Enhanced Income
Annuity.

      TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW........... ............   FFA-4
TABLE OF EXPENSES.................. ...................   FFA-7
ACCUMULATION UNIT VALUES TABLES........... ............   FFA-20
METLIFE....................... ........................   FFA-49
METROPOLITAN LIFE SEPARATE ACCOUNT E......... .........   FFA-49
VARIABLE ANNUITIES.................. ..................   FFA-50
   A Deferred Annuity..................................   FFA-50
   An Income Annuity...................................   FFA-51
YOUR INVESTMENT CHOICES............... ................   FFA-51
DEFERRED ANNUITIES.................. ..................   FFA-56
   The Deferred Annuity and Your Retirement Plan.......   FFA-57
   Automated Investment Strategies.....................   FFA-57
   Purchase Payments...................................   FFA-59
      Allocation of Purchase Payments..................   FFA-59
      Limits on Purchase Payments......................   FFA-59
   The Value of Your Investment........................   FFA-60
   Transfers...........................................   FFA-60
   Access to Your Money................................   FFA-64
      Account Reduction Loans..........................   FFA-64
      Systematic Withdrawal Program for Enhanced TSA
        and IRA Deferred Annuities.....................   FFA-65
      Minimum Distribution.............................   FFA-66
   Contract Fee........................................   FFA-67
   Account Reduction Loan Fees.........................   FFA-67
   Charges.............................................   FFA-67
      Insurance-Related Charge.........................   FFA-67
      Investment-Related Charge........................   FFA-68
   Premium and Other Taxes.............................   FFA-68
   Early Withdrawal Charges............................   FFA-69
      When No Early Withdrawal Charge Applies..........   FFA-70
      When A Different Early Withdrawal Charge May
        Apply .........................................   FFA-72
   Free Look...........................................   FFA-73
   Death Benefit.......................................   FFA-73
   Pay-out Options (or Income Options).................   FFA-75
INCOME ANNUITIES................... ...................   FFA-76
   Income Payment Types................................   FFA-77
   Allocation..........................................   FFA-78
   Minimum Size of Your Income Payment.................   FFA-78


FFA- 2

   The Value of Your Income Payments...................   FFA-79
   Reallocations.......................................   FFA-80
   Contract Fee........................................   FFA-83
   Charges.............................................   FFA-83
      Insurance-Related Charge.........................   FFA-83
      Investment-Related Charge........................   FFA-83
   Premium and Other Taxes.............................   FFA-83
   Free Look...........................................   FFA-84
GENERAL INFORMATION................. ..................   FFA-84
   Administration......................................   FFA-84
      Purchase Payments................................   FFA-84
      Confirming Transactions..........................   FFA-85
      Processing Transactions..........................   FFA-85
        By Telephone or Internet.......................   FFA-86
        After Your Death...............................   FFA-86
        Third Party Requests...........................   FFA-87
        Valuation -- Suspension of Payments............   FFA-87
   Advertising Performance.............................   FFA-88
   Changes to Your Deferred Annuity or Income
      Annuity..........................................   FFA-89
   Voting Rights.......................................   FFA-90
   Who Sells the Deferred Annuities and Income
      Annuities .......................................   FFA-91
        Certain Payments We Receive or Make with Regard
          to the Portfolios............................   FFA-93
   Financial Statements................................   FFA-94
   Your Spouse's Rights................................   FFA-94
   When We Can Cancel Your Deferred Annuity or Income
      Annuity..........................................   FFA-94
   Special Charges That Apply If Your Retirement Plan
      Terminates Its Deferred Annuity or Takes Other
      Action ..........................................   FFA-95
INCOME TAXES..................... .....................   FFA-95
LEGAL PROCEEDINGS................... ..................  FFA-113
APPENDIX FOR PREMIUM TAX TABLE............ ............  FFA-114
APPENDIX II FOR TEXAS OPTIONAL RETIREMENT PROGRAM .....  FFA-115
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION..................... ....................  FFA-116

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

                                                                          FFA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.


ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE


With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


CONTRACT


A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


[SNOOPY WITH POINTER GRAPHIC]

FFA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months the Deferred Annuity is issued.


DEFERRED ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.


EARLY WITHDRAWAL CHARGE

The early withdrawal charge is the amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


INCOME ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.


INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds.



METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

                                                                          FFA- 5

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


VARIABLE ANNUITY


An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for amounts allocated to the investment divisions in a variable annuity.



YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us, for PEDC, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(f) deferred compensation plans, sec.457(e)(11) severance and death benefit plans and sec.415(m) qualified governmental excess benefit arrangements, "you" means such trustee or employer.

FFA- 6

TABLE OF EXPENSES -- ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Account Reduction Loan Initiation Fee.....................      $75(2)
  Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
  Transfer Fee..............................................        None

(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%

     THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 20% (10% FOR CERTAIN ENHANCED DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES. THERE ARE NO EARLY WITHDRAWAL CHARGES APPLIED TO THE ENHANCED NON-QUALIFIED DEFERRED ANNUITIES FOR SEC.457(F) DEFERRED COMPENSATION PLANS, SEC.451 DEFERRED FEE ARRANGEMENTS, SEC.451 DEFERRED COMPENSATION PLANS AND SEC.457(3)(11) SEVERANCE AND DEATH BENEFIT PLANS.

(2) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.
--------------------------------------------------------------------------------

    The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (3).............................................................................     None
Separate Account Charge (as a percentage of your average account value) (4)
  General Administrative Expenses Charge............................................................     .20%
  Mortality and Expense Risk Charge.................................................................     .75%
  Total Separate Account Charge.............................  Current and Maximum Guaranteed Charge:     .95%

(3) A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.


(4) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

--------------------------------------------------------------------------------

    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Met/ AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation and Harris Oakmark International Portfolios, which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund, Met Investors Fund, Calvert
  Fund, Fidelity VIP Funds and American Funds Operating
  Expenses for the fiscal year ending December 31, 2004
  (expenses that are deducted from these Funds' assets
  include management fees, distribution fees (12b-1 fees)
  and other expenses).......................................     0.30%      1.18%
After Waiver and/or Reimbursement of Expenses (5)(6)(7).....     0.29%      1.18%

                                         FFA- 7

(5) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2006, THE FOLLOWING
    PERCENTAGES: 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), .90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO (CLASS E), 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS E), 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), .90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND .90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. EXPENSES FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO HAVE BEEN RESTATED TO REFLECT THE TERMS OF THE EXPENSE LIMITATION AGREEMENT. EXPENSES FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND THE RCM GLOBAL TECHNOLOGY PORTFOLIO HAVE BEEN RESTATED TO REFLECT MANAGEMENT FEE REDUCTIONS THAT BECAME EFFECTIVE MAY 1, 2005. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



(6) PURSUANT TO AN EXPENSE AGREEMENT; METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                            PORTFOLIO                            PERCENTAGE
                            ---------                            ----------
   FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
   BLACKROCK LARGE CAP VALUE PORTFOLIO (CLASS E)                    1.10
   MFS INVESTORS TRUST PORTFOLIO                                    1.00
   METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
   METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
   METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
   METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
   METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2006. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

     METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS
     INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2006 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

                            PORTFOLIO                                                 WAIVED PERCENTAGE
                            ---------                                                 -----------------
   LOOMIS SAYLES SMALL CAP PORTFOLIO                                                                      0.05% ON ALL ASSETS
   LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                                     0.006% ON ALL ASSETS
   METLIFE STOCK INDEX PORTFOLIO                                                                         0.007% ON ALL ASSETS
   METLIFE MID CAP STOCK INDEX PORTFOLIO                                                                 0.007% ON ALL ASSETS
   RUSSELL 2000(R) INDEX PORTFOLIO                                                                       0.007% ON ALL ASSETS
   MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                                                0.007% ON ALL ASSETS
   BLACKROCK BOND INCOME PORTFOLIO                                  0.025% ON ASSETS IN EXCESS OF $1 BILLION AND LESS THAN $2
                                                                                                                      BILLION
   T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                                         0.015% ON THE FIRST $50 MILLION OF ASSETS

     THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE
     INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

(7) "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE
    ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE
    SERVICES COMPANY, AN AFFILIATE OF CALVERT.

                                                                             C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                   A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004 (9)    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)            FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio...........................             0.55        0.00         0.09             0.64
BlackRock Bond Income
  Portfolio (6)(8)(12)(23)............             0.40        0.00         0.06             0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (6).......................             0.25        0.00         0.07             0.32

                                                                 D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                   E        TOTAL EXPENSES
for fiscal year ending December 31, 2004 (9)     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)       REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------  -----------------------------
Salomon Brothers U.S. Government
  Portfolio...........................             0.00           0.64
BlackRock Bond Income
  Portfolio (6)(8)(12)(23)............             0.00           0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (6).......................             0.01           0.31

                                 FFA- 8

                                                                             C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                   A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004 (9)    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)            FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond
  Opportunities Portfolio.............             0.65        0.00         0.12             0.77
BlackRock Diversified Portfolio (8)(23)...         0.44        0.00         0.06             0.50
MFS Total Return Portfolio (21).......             0.50        0.00         0.14             0.64
BlackRock Large Cap Value Portfolio (Class
  E) (6)(8)(10)(23)...................             0.70        0.15         0.23             1.08
Davis Venture Value Portfolio (8).....             0.72        0.00         0.06             0.78
FI Value Leaders Portfolio (Class
  E) (8)(10)..........................             0.66        0.15         0.08             0.89
Harris Oakmark Large Cap Value
  Portfolio (8).......................             0.73        0.00         0.06             0.79
Harris Oakmark Focused Value
  Portfolio (8).......................             0.73        0.00         0.05             0.78
Neuberger Berman Mid Cap Value
  Portfolio (8).......................             0.68        0.00         0.08             0.76
BlackRock Investment Trust
  Portfolio (8)(23)...................             0.49        0.00         0.05             0.54
MetLife Stock Index Portfolio (6).....             0.25        0.00         0.05             0.30
MFS Investors Trust Portfolio (6)(18)...           0.75        0.00         0.22             0.97
BlackRock Strategic Value
  Portfolio (8)(23)...................             0.83        0.00         0.06             0.89
FI Mid Cap Opportunities
  Portfolio (8)(19)...................             0.68        0.00         0.07             0.75
MetLife Mid Cap Stock Index Portfolio (6)...       0.25        0.00         0.10             0.35
FI International Stock Portfolio (8)(20)...        0.86        0.00         0.22             1.08
Morgan Stanley EAFE(R) Index
  Portfolio (6).......................             0.30        0.00         0.29             0.59
Oppenheimer Global Equity
  Portfolio (8)(25)...................             0.62        0.00         0.19             0.81
BlackRock Legacy Large Cap Growth Portfolio
  (Class E) (8)(10)(23)...............             0.74        0.15         0.06             0.95
Jennison Growth Portfolio (8)(24).....             0.65        0.00         0.06             0.71
T. Rowe Price Large Cap Growth
  Portfolio (6)(8)....................             0.62        0.00         0.12             0.74
Loomis Sayles Small Cap Portfolio (6)(8)...        0.90        0.00         0.08             0.98
Russell 2000(R) Index Portfolio (6)...             0.25        0.00         0.12             0.37
BlackRock Aggressive Growth
  Portfolio (8)(23)...................             0.73        0.00         0.06             0.79
Franklin Templeton Small Cap Growth
  Portfolio (6)(8)....................             0.90        0.00         0.25             1.15
T. Rowe Price Small Cap Growth
  Portfolio (8).......................             0.52        0.00         0.08             0.60

                                                                 D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                   E        TOTAL EXPENSES
for fiscal year ending December 31, 2004 (9)     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)       REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------  -----------------------------
Salomon Brothers Strategic Bond
  Opportunities Portfolio.............             0.00           0.77
BlackRock Diversified Portfolio (8)(23)...         0.00           0.50
MFS Total Return Portfolio (21).......             0.00           0.64
BlackRock Large Cap Value Portfolio (Class
  E) (6)(8)(10)(23)...................             0.00           1.08
Davis Venture Value Portfolio (8).....             0.00           0.78
FI Value Leaders Portfolio (Class
  E) (8)(10)..........................             0.00           0.89
Harris Oakmark Large Cap Value
  Portfolio (8).......................             0.00           0.79
Harris Oakmark Focused Value
  Portfolio (8).......................             0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio (8).......................             0.00           0.76
BlackRock Investment Trust
  Portfolio (8)(23)...................             0.00           0.54
MetLife Stock Index Portfolio (6).....             0.01           0.29
MFS Investors Trust Portfolio (6)(18)...           0.00           0.97
BlackRock Strategic Value
  Portfolio (8)(23)...................             0.00           0.89
FI Mid Cap Opportunities
  Portfolio (8)(19)...................             0.00           0.75
MetLife Mid Cap Stock Index Portfolio (6)...       0.01           0.34
FI International Stock Portfolio (8)(20)...        0.00           1.08
Morgan Stanley EAFE(R) Index
  Portfolio (6).......................             0.01           0.58
Oppenheimer Global Equity
  Portfolio (8)(25)...................             0.00           0.81
BlackRock Legacy Large Cap Growth Portfolio
  (Class E) (8)(10)(23)...............             0.00           0.95
Jennison Growth Portfolio (8)(24).....             0.00           0.71
T. Rowe Price Large Cap Growth
  Portfolio (6)(8)....................             0.00           0.74
Loomis Sayles Small Cap Portfolio (6)(8)...        0.05           0.93
Russell 2000(R) Index Portfolio (6)...             0.01           0.36
BlackRock Aggressive Growth
  Portfolio (8)(23)...................             0.00           0.79
Franklin Templeton Small Cap Growth
  Portfolio (6)(8)....................             0.00           1.15
T. Rowe Price Small Cap Growth
  Portfolio (8).......................             0.00           0.60

                                                           C             A+B+C=D
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES
                                MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
 ASSET ALLOCATION PORTFOLIOS       FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (6)(27)...........     0.10      0.00         0.25             0.35
MetLife Conservative to
  Moderate Allocation
  Portfolio (6)(27)...........     0.10      0.00         0.08             0.18
MetLife Moderate Allocation
  Portfolio (6)(27)...........     0.10      0.00         0.05             0.15
MetLife Moderate to Aggressive
  Allocation
  Portfolio (6)(27)...........     0.10      0.00         0.06             0.16
MetLife Aggressive Allocation
  Portfolio (6)(27)...........     0.10      0.00         0.19             0.29


                                                                                                   TOTAL EXPENSES FOR
                                                          D-E=F             TOTAL EXPENSES         THE PORTFOLIO AND
                                        E            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                     WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
 ASSET ALLOCATION PORTFOLIOS      REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (6)(27)...........        0.25                0.10                   0.65                     0.75
MetLife Conservative to
  Moderate Allocation
  Portfolio (6)(27)...........        0.08                0.10                   0.67                     0.77
MetLife Moderate Allocation
  Portfolio (6)(27)...........        0.05                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation
  Portfolio (6)(27)...........        0.06                0.10                   0.72                     0.82
MetLife Aggressive Allocation
  Portfolio (6)(27)...........        0.19                0.10                   0.74                     0.84

                                         FFA- 9

                                                                      B              A+B=C
CALVERT FUND ANNUAL EXPENSES                         A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004         MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (7)........       0.70             0.21             0.91
Calvert Social Mid Cap Growth
  Portfolio (7)(11)..........................       0.90             0.27             1.17

                                                                  C-D=E
CALVERT FUND ANNUAL EXPENSES                                  TOTAL EXPENSES
for fiscal year ending December 31, 2004             D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio (7)........       0.00           0.91
Calvert Social Mid Cap Growth
  Portfolio (7)(11)..........................       0.00           1.17

                                                                         B              A+B=C
FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES        A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004            MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (13)           FEES        REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio...        0.43             0.13             0.56
Fidelity VIP Equity-Income Portfolio (14)...           0.47             0.11             0.58
Fidelity VIP Overseas Portfolio (14)....               0.72             0.19             0.91
Fidelity VIP Growth Portfolio (14)......               0.58             0.10             0.68

                                                                     C-D=E
FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES                 TOTAL EXPENSES
for fiscal year ending December 31, 2004                D            AFTER
(as a percentage of average net assets) (13)      REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------  -----------------------------
Fidelity VIP Investment Grade Bond Portfolio...        0.00           0.56
Fidelity VIP Equity-Income Portfolio (14)...           0.00           0.58
Fidelity VIP Overseas Portfolio (14)....               0.00           0.91
Fidelity VIP Growth Portfolio (14)......               0.00           0.68

                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...............     0.50      0.00         0.07             0.57
Lord Abbett Bond Debenture
  Portfolio (5)(8)(12).....................     0.52      0.00         0.06             0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (5)(8)(10).....................     0.70      0.15         0.06             0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(8)(10)(22).................     0.73      0.15         0.10             0.98
Harris Oakmark International Portfolio
  (Class E) (5)(8)(10)(15)(22).............     0.84      0.15         0.15             1.14
MFS Research International
  Portfolio (5)(8)(22).....................     0.77      0.00         0.29             1.06
Janus Aggressive Growth
  Portfolio (5)(8)(17)(22).................     0.68      0.00         0.14             0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (5)(8)(10)(22).................     0.60      0.15         0.10             0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(16)(22)....................     0.75      0.00         0.15             0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(8)(10)(22)........................     0.90      0.15         0.13             1.18
RCM Global Technology
  Portfolio (5)(8)(26).....................     0.90      0.00         0.01             0.91

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2004        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...............       0.00           0.57
Lord Abbett Bond Debenture
  Portfolio (5)(8)(12).....................       0.00           0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (5)(8)(10).....................       0.00           0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(8)(10)(22).................       0.00           0.98
Harris Oakmark International Portfolio
  (Class E) (5)(8)(10)(15)(22).............       0.00           1.14
MFS Research International
  Portfolio (5)(8)(22).....................       0.00           1.06
Janus Aggressive Growth
  Portfolio (5)(8)(17)(22).................       0.00           0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (5)(8)(10)(22).................       0.00           0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(16)(22)....................       0.00           0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(8)(10)(22)........................       0.00           1.18
RCM Global Technology
  Portfolio (5)(8)(26).....................       0.00           0.91

                                                                                C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                  A          B          OTHER        TOTAL EXPENSES
for fiscal year ending December 31, 2004            MANAGEMENT   12b-1   EXPENSES BEFORE   BEFORE WAIVER/
(as a percentage of average net assets) (8)(9)(10)     FEES      FEES     REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio...              0.29      0.25         0.02              0.56
American Funds Growth Portfolio...                     0.35      0.25         0.01              0.61
American Funds Global Small Capitalization
  Portfolio.................                           0.77      0.25         0.04              1.06

                                                                       D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                    E        TOTAL EXPENSES
for fiscal year ending December 31, 2004               WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (8)(9)(10)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio...                0.00           0.56
American Funds Growth Portfolio...                       0.00           0.61
American Funds Global Small Capitalization
  Portfolio.................                             0.00           1.06

 (8) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.


(9) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION. THE TABLES DO NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT FEES FOR ANY OF THE PORTFOLIOS. SEE THE SAI FOR MORE INFORMATION.


                                 FFA- 10

(10) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

(11) "TOTAL EXPENSES" REFLECT AN INDIRECT FEE AND FEES BEFORE WAIVERS. INDIRECT FEES RESULT FROM THE PORTFOLIO'S OFFSET ARRANGEMENT WITH THE CUSTODIAN BANK WHEREBY THE CUSTODIAN'S AND TRANSFER AGENT'S FEES MAY BE PAID INDIRECTLY BY CREDITS EARNED ON THE PORTFOLIO'S UNINVESTED CASH BALANCES. THESE CREDITS ARE USED TO REDUCE THE PORTFOLIO'S EXPENSES. NET OPERATING EXPENSES AFTER REDUCTIONS FOR FEES PAID INDIRECTLY AND FEE WAIVERS WOULD BE 1.15% FOR CALVERT SOCIAL MID CAP GROWTH.

(12) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

(13) THE FIDELITY VIP FUNDS HAS A DISTRIBUTION AND SERVICE PLAN TO HELP PAY DISTRIBUTION COSTS (COMMONLY KNOWN AS A RULE 12B -1 PLAN). THESE PLANS PREVENT THE FIDELITY VIP FUNDS PORTFOLIOS FROM PAYING ANY SUCH COSTS. RATHER, FIDELITY & MANAGEMENT RESEARCH COMPANY ("FMR") MAY USE ITS MANAGEMENT FEE OR OTHER ASSETS TO PAY EXPENSES FOR SELLING SHARES OF THE FIDELITY VIP FUNDS PORTFOLIOS, INCLUDING EXPENSES OF THIRD PARTIES. FMR OR FIDELITY DISTRIBUTORS CORP. PAYS METLIFE FOR PROVIDING CERTAIN DISTRIBUTION AND SHAREHOLDERS SERVICES. FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC. ALSO PAYS METLIFE FOR PROVIDING ADMINISTRATIVE SERVICES. YOU ARE NOT RESPONSIBLE FOR THESE FEES. FMR AND ITS AFFILIATES ABSORB THE FEES PAID TO METLIFE.

(14) ACTUAL OPERATING EXPENSES FOR THE FIDELITY VIP EQUITY-INCOME, GROWTH AND OVERSEAS PORTFOLIOS WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT THE FUND PAID WAS USED TO REDUCE THE FUND'S EXPENSES. IN ADDITION, THROUGH ARRANGEMENTS WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES WERE USED TO REDUCE A PORTION OF THE FUND'S CUSTODIAN EXPENSES. THESE OFFSETS MAY BE DISCONTINUED AT ANY TIME. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION.

(15) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

(16) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

(17) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

(18) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

(19) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES PORTFOLIO WAS MERGED INTO THE JANUS MID CAP
     PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

(20) ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY
     BECAME THE SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

(21) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE ASSETS OF THE FIDELITY VIP ASSET MANAGER PORTFOLIO OF THE FIDELITY VIP FUNDS WERE TRANSFERRED INTO THE MFS TOTAL RETURN PORTFOLIO OF THE METROPOLITAN FUND. THE FIDELITY VIP ASSET MANAGER PORTFOLIO IS NO LONGER AVAILABLE UNDER THE DEFERRED OR INCOME ANNUITIES. AT THAT TIME, CLASS A SHARES OF THE MFS TOTAL RETURN PORTFOLIO WERE ISSUED IN SUBSTITUTION FOR THE FIDELITY VIP ASSET MANAGER PORTFOLIO ASSETS THAT WERE TRANSFERRED.

(22) FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.04
JANUS AGGRESSIVE GROWTH PORTFOLIO                                0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.05
MET/AIM MID CAP CORE EQUITY PORTFOLIO                            0.04
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                           0.02
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.12
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                           0.07

(23) EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

           PRIOR PORTFOLIO NAME                         NEW PORTFOLIO NAME
           --------------------                         ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO                                 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO      BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME
  PORTFOLIO                                 BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO                                 BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO                                 BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH      BLACKROCK LEGACY LARGE CAP GROWTH
  PORTFOLIO                                 PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE
  PORTFOLIO                                 BLACKROCK LARGE CAP VALUE PORTFOLIO

                                        FFA- 11

(24) PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

(25) ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

(26) ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE
     SUB-INVESTMENT MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.


(27) THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THESE PORTFOLIOS WILL BEGIN OPERATIONS ON OR ABOUT MAY 1, 2005. THE EXPENSE INFORMATION IN THE FEE TABLE IS AN ESTIMATE OF THE PORTFOLIOS' EXPENSES THROUGH DECEMBER 31, 2005. THE TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT FOR UNDERLYING PORTFOLIOS INCLUDES THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS. THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS
     ARE: 1.00% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.85% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 0.85% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.88% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 1.04% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.


EXAMPLES

The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return; and

 -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $865         $1,159         $1,442         $2,451
Minimum...................................................      $783         $  896         $  985         $1,507

                                 FFA- 12

EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract Year;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return; and

 -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $795         $1,109         $1,426         $2,451
Minimum...................................................      $713         $  854         $  985         $1,507

EXAMPLE 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return; and

 -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $216         $666          $1,142         $2,451
Minimum....................................................      $127         $396          $  685         $1,507

                                        FFA- 13

TABLE OF EXPENSES -- FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................      None
  Separate Account Early Withdrawal Charge (as a percentage
     of each purchase payment funding the withdrawal during
     the pay-in phase)......................................      None
  Exchange Fee..............................................      None
  Surrender Fee.............................................      None
  Account Reduction Loan Initiation Fee.....................    $75(1)
  Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................    $50(1)
  Transfer Fee..............................................      None

(1) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN
    MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH
    QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE
    FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.
--------------------------------------------------------------------------------

    The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (2).........................................................................     None
Separate Account Charge (as a percentage of your average account value) (3)
  General Administrative Expenses Charge........................................................     .20%
  Mortality and Expense Risk Charge.............................................................     .75%
  Total Separate Account Charge.........................  Current and Maximum Guaranteed Charge:     .95%

(2) A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN
    CIRCUMSTANCES.


(3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

--------------------------------------------------------------------------------

    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, BlackRock Legacy Large Cap Growth, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation and Harris Oakmark International Portfolios which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.

                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Metropolitan Fund, Met Investors
  Fund, Calvert Fund, Fidelity VIP Funds and
  American Funds Operating Expenses for the fiscal
  year ending December 31, 2004 (expenses that are
  deducted from these Funds' assets include
  management fees, distribution fees (12b-1 fees)
  and other expenses).............................     0.30%      1.18%
After Waiver and/or Reimbursement of
  Expenses (4)(5)(6)..............................     0.29%      1.18%


(4) PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
BLACKROCK LARGE CAP VALUE PORTFOLIO (CLASS E)                    1.10
MFS INVESTORS TRUST PORTFOLIO                                    1.00
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

                                 FFA- 14

     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2006. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

     METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS
     INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2006 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

                         PORTFOLIO                                        WAIVED PERCENTAGE
                         ---------                                        -----------------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                   0.05% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                  0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                      0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                              0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                    0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                             0.007% ON ALL ASSETS
BLACKROCK BOND INCOME PORTFOLIO                                0.025% ON ASSETS IN EXCESS OF $1 BILLION
                                                                               AND LESS THAN $2 BILLION
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                      0.015% ON THE FIRST $50 MILLION OF ASSETS

     THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE
     INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.


 (5) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2006, THE FOLLOWING PERCENTAGES: 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), .90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO (CLASS E), 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS E), 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), .90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND .90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. EXPENSES FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO HAVE BEEN RESTATED TO REFLECT THE TERMS OF THE EXPENSE LIMITATION AGREEMENT. EXPENSES FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND THE RCM GLOBAL TECHNOLOGY PORTFOLIO HAVE BEEN RESTATED TO REFLECT MANAGEMENT FEE REDUCTIONS THAT BECAME EFFECTIVE MAY 1, 2005. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.


 (6) "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE
     ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE SERVICES COMPANY, AN AFFILIATE OF CALVERT.

METROPOLITAN FUND ANNUAL EXPENSES
                                                                             C             A+B+C=D
                                                    A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004 (8)    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)            FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio...........................            0.55         0.00         0.09             0.64
BlackRock Bond Income
  Portfolio (4)(7)(10)(22)............            0.40         0.00         0.06             0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (4).......................            0.25         0.00         0.07             0.32
Salomon Brothers Strategic Bond
  Opportunities Portfolio.............            0.65         0.00         0.12             0.77
BlackRock Diversified Portfolio (7)(22)...        0.44         0.00         0.06             0.50
MFS Total Return Portfolio (20).......            0.50         0.00         0.14             0.64
BlackRock Large Cap Value Portfolio (Class
  E) (4)(7)(9)(22)....................            0.70         0.15         0.23             1.08
Davis Venture Value Portfolio (7).....            0.72         0.00         0.06             0.78
FI Value Leaders Portfolio (Class
  E) (7)(9)...........................            0.66         0.15         0.08             0.89
Harris Oakmark Large Cap Value
  Portfolio (7).......................            0.73         0.00         0.06             0.79
Harris Oakmark Focused Value
  Portfolio (7).......................            0.73         0.00         0.05             0.78
Neuberger Berman Mid Cap Value
  Portfolio (7).......................            0.68         0.00         0.08             0.76

METROPOLITAN FUND ANNUAL EXPENSES
                                                                 D-E=F
                                                    E        TOTAL EXPENSES
for fiscal year ending December 31, 2004 (8)     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)       REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------  -----------------------------
Salomon Brothers U.S. Government
  Portfolio...........................             0.00           0.64
BlackRock Bond Income
  Portfolio (4)(7)(10)(22)............             0.00           0.46
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (4).......................             0.00           0.31
Salomon Brothers Strategic Bond
  Opportunities Portfolio.............             0.00           0.77
BlackRock Diversified Portfolio (7)(22)...         0.00           0.50
MFS Total Return Portfolio (20).......             0.00           0.64
BlackRock Large Cap Value Portfolio (Class
  E) (4)(7)(9)(22)....................             0.00           1.08
Davis Venture Value Portfolio (7).....             0.00           0.78
FI Value Leaders Portfolio (Class
  E) (7)(9)...........................             0.00           0.89
Harris Oakmark Large Cap Value
  Portfolio (7).......................             0.00           0.79
Harris Oakmark Focused Value
  Portfolio (7).......................             0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio (7).......................             0.00           0.76

                                        FFA- 15

METROPOLITAN FUND ANNUAL EXPENSES
                                                                                    C             A+B+C=D
                                                           A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004 (8)           MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (continued)       FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------
BlackRock Investment Trust Portfolio (7)(22)...          0.49         0.00        0.05              0.54
MetLife Stock Index Portfolio (4)...                     0.25         0.00        0.05              0.30
MFS Investors Trust Portfolio (4)(17)...                 0.75         0.00        0.22              0.97
BlackRock Strategic Value Portfolio (7)(22)...           0.83         0.00        0.06              0.89
FI Mid Cap Opportunities Portfolio (7)(18)...            0.68         0.00        0.07              0.75
MetLife Mid Cap Stock Index Portfolio (4)...             0.25         0.00        0.10              0.35
FI International Stock Portfolio (7)(19)...              0.86         0.00        0.22              1.08
Morgan Stanley EAFE(R) Index Portfolio (4)...            0.30         0.00        0.29              0.59
Oppenheimer Global Equity Portfolio (7)(24)...           0.62         0.00        0.19              0.81
BlackRock Legacy Large Cap Growth Portfolio (Class
  E) (7)(9)(22).....                                     0.74         0.15        0.06              0.95
Jennison Growth Portfolio (7)(23)...                     0.65         0.00        0.06              0.71
T. Rowe Price Large Cap Growth Portfolio (4)(7)...       0.62         0.00        0.12              0.74
Loomis Sayles Small Cap Portfolio (4)(7)...              0.90         0.00        0.08              0.98
Russell 2000(R) Index Portfolio (4)...                   0.25         0.00        0.12              0.37
BlackRock Aggressive Growth Portfolio (7)(22)...         0.73         0.00        0.06              0.79
Franklin Templeton Small Cap Growth
  Portfolio (4)(7)...                                    0.90         0.00        0.25              1.15
T. Rowe Price Small Cap Growth Portfolio (7)...          0.52         0.00        0.08              0.60

METROPOLITAN FUND ANNUAL EXPENSES
                                                                        D-E=F
                                                           E        TOTAL EXPENSES
for fiscal year ending December 31, 2004 (8)            WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (continued)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------  -----------------------------
BlackRock Investment Trust Portfolio (7)(22)...          0.00            0.54
MetLife Stock Index Portfolio (4)...                     0.01            0.29
MFS Investors Trust Portfolio (4)(17)...                 0.00            0.97
BlackRock Strategic Value Portfolio (7)(22)...           0.00            0.89
FI Mid Cap Opportunities Portfolio (7)(18)...            0.00            0.75
MetLife Mid Cap Stock Index Portfolio (4)...             0.01            0.34
FI International Stock Portfolio (7)(19)...              0.00            1.08
Morgan Stanley EAFE(R) Index Portfolio (4)...            0.01            0.58
Oppenheimer Global Equity Portfolio (7)(24)...           0.00            0.81
BlackRock Legacy Large Cap Growth Portfolio (Class
  E) (7)(9)(22).....                                     0.00            0.95
Jennison Growth Portfolio (7)(23)...                     0.00            0.71
T. Rowe Price Large Cap Growth Portfolio (4)(7)...       0.00            0.74
Loomis Sayles Small Cap Portfolio (4)(7)...              0.05            0.93
Russell 2000(R) Index Portfolio (4)...                   0.01            0.36
BlackRock Aggressive Growth Portfolio (7)(22)...         0.00            0.79
Franklin Templeton Small Cap Growth
  Portfolio (4)(7)...                                    0.00            1.15
T. Rowe Price Small Cap Growth Portfolio (7)...          0.00            0.60

                                                           C             A+B+C=D
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES
                                MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (4)(26)...........     0.10      0.00         0.25             0.35
MetLife Conservative to
  Moderate Allocation
  Portfolio (4)(26)...........     0.10      0.00         0.08             0.18
MetLife Moderate Allocation
  Portfolio (4)(26)...........     0.10      0.00         0.05             0.15
MetLife Moderate to Aggressive
  Allocation
  Portfolio (4)(26)...........     0.10      0.00         0.06             0.16
MetLife Aggressive Allocation
  Portfolio (4)(26)...........     0.10      0.00         0.19             0.29


                                                                                                   TOTAL EXPENSES FOR
                                                          D-E=F             TOTAL EXPENSES         THE PORTFOLIO AND
                                        E            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                     WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
ASSET ALLOCATION PORTFOLIOS       REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (4)(26)...........        0.25                0.10                   0.65                     0.75
MetLife Conservative to
  Moderate Allocation
  Portfolio (4)(26)...........        0.08                0.10                   0.67                     0.77
MetLife Moderate Allocation
  Portfolio (4)(26)...........        0.05                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation
  Portfolio (4)(26)...........        0.06                0.10                   0.72                     0.82
MetLife Aggressive Allocation
  Portfolio (4)(26)...........        0.19                0.10                   0.74                     0.84

CALVERT FUND ANNUAL EXPENSES
                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004         MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (6)........      0.70             0.21              0.91
Calvert Social Mid Cap Growth
  Portfolio (6)(11)..........................      0.90             0.27              1.17

CALVERT FUND ANNUAL EXPENSES
                                                                  C-D=E
                                                              TOTAL EXPENSES
for fiscal year ending December 31, 2004             D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio (6)........      0.00            0.91
Calvert Social Mid Cap Growth
  Portfolio (6)(11)..........................      0.00            1.17

                                 FFA- 16

FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES
                                                                         B              A+B=C
                                                        A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004            MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (12)           FEES        REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio.....              0.20             0.09              0.29
Fidelity VIP Investment Grade Bond Portfolio...       0.43             0.13              0.56
Fidelity VIP Equity-Income Portfolio (13)...          0.47             0.11              0.58
Fidelity VIP Overseas Portfolio (13)....              0.72             0.19              0.91
Fidelity VIP Growth Portfolio (13)......              0.58             0.10              0.68

FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES
                                                                     C-D=E
                                                                 TOTAL EXPENSES
for fiscal year ending December 31, 2004                D            AFTER
(as a percentage of average net assets) (12)      REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------  -----------------------------
Fidelity VIP Money Market Portfolio.....              0.00            0.29
Fidelity VIP Investment Grade Bond Portfolio...       0.00            0.56
Fidelity VIP Equity-Income Portfolio (13)...          0.00            0.58
Fidelity VIP Overseas Portfolio (13)....              0.00            0.91
Fidelity VIP Growth Portfolio (13)......              0.00            0.68

MET INVESTORS FUND ANNUAL EXPENSES
                                                                        C             A+B+C=D
                                                 A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...............     0.50      0.00        0.07              0.57
Lord Abbett Bond Debenture
  Portfolio (5)(7)(10).....................     0.52      0.00        0.06              0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (5)(7)(9)......................     0.70      0.15        0.06              0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(7)(9)(21)..................     0.73      0.15        0.10              0.98
Harris Oakmark International Portfolio
  (Class E) (5)(7)(9)(14)(21)..............     0.84      0.15        0.15              1.14
MFS Research International
  Portfolio (5)(7)(21).....................     0.77      0.00        0.29              1.06
Janus Aggressive Growth Portfolio
  (5)(7)(16)(21)...........................     0.68      0.00        0.14              0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (5)(7)(9)(21)..................     0.60      0.15        0.10              0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(15)(21)....................     0.75      0.00        0.15              0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(7)(9)(21).........................     0.90      0.15        0.13              1.18
RCM Global Technology
  Portfolio (5)(7)(25).....................     0.90      0.00        0.01              0.91

MET INVESTORS FUND ANNUAL EXPENSES
                                                                D-E=F
                                                   E        TOTAL EXPENSES
for fiscal year ending December 31, 2004        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...............      0.00            0.57
Lord Abbett Bond Debenture
  Portfolio (5)(7)(10).....................      0.00            0.58
Neuberger Berman Real Estate Portfolio
  (Class E) (5)(7)(9)......................      0.00            0.91
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(7)(9)(21)..................      0.00            0.98
Harris Oakmark International Portfolio
  (Class E) (5)(7)(9)(14)(21)..............      0.00            1.14
MFS Research International
  Portfolio (5)(7)(21).....................      0.00            1.06
Janus Aggressive Growth Portfolio
  (5)(7)(16)(21)...........................      0.00            0.82
Oppenheimer Capital Appreciation Portfolio
  (Class E) (5)(7)(9)(21)..................      0.00            0.85
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(15)(21)....................      0.00            0.90
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(7)(9)(21).........................      0.00            1.18
RCM Global Technology
  Portfolio (5)(7)(25).....................      0.00            0.91

AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES
                                                                              C             A+B+C=D
                                                       A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004           MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (7)(8)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio...             0.29      0.25         0.02             0.56
American Funds Growth Portfolio......                 0.35      0.25         0.01             0.61
American Funds Global Small Capitalization
  Portfolio..........................                 0.77      0.25         0.04             1.06

AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES
                                                                      D-E=F
                                                         E        TOTAL EXPENSES
for fiscal year ending December 31, 2004              WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (7)(8)(9)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio...               0.00           0.56
American Funds Growth Portfolio......                   0.00           0.61
American Funds Global Small Capitalization
  Portfolio..........................                   0.00           1.06

 (7) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.


 (8) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE THE PROSPECTUS FOR EACH FUND FOR MORE INFORMATION. THE TABLES DO NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT FEES FOR ANY OF THE PORTFOLIOS. SEE THE SAI FOR MORE INFORMATION.


 (9) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

(10) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

                                        FFA- 17

(11) "TOTAL EXPENSES" REFLECT AN INDIRECT FEE AND FEES BEFORE WAIVERS. INDIRECT FEES RESULT FROM THE PORTFOLIO'S OFFSET ARRANGEMENT WITH THE CUSTODIAN BANK WHEREBY THE CUSTODIAN'S AND TRANSFER AGENT'S FEES MAY BE PAID INDIRECTLY BY CREDITS EARNED ON THE PORTFOLIO'S UNINVESTED CASH BALANCES. THESE CREDITS ARE USED TO REDUCE THE PORTFOLIO'S EXPENSES. NET OPERATING EXPENSES AFTER REDUCTIONS FOR FEES PAID INDIRECTLY AND FEE WAIVERS WOULD BE 1.15% FOR CALVERT SOCIAL MID CAP GROWTH.

(12) THE FIDELITY VIP FUNDS HAS A DISTRIBUTION AND SERVICE PLAN TO HELP PAY DISTRIBUTION COSTS (COMMONLY KNOWN AS A RULE 12B-1 PLAN). THESE PLANS PREVENT THE FIDELITY VIP FUNDS PORTFOLIOS FROM PAYING ANY SUCH COSTS. RATHER, FIDELITY & MANAGEMENT RESEARCH COMPANY ("FMR") MAY USE ITS MANAGEMENT FEE OR OTHER ASSETS TO PAY EXPENSES FOR SELLING SHARES OF THE FIDELITY VIP FUNDS PORTFOLIOS, INCLUDING EXPENSES OF THIRD PARTIES. FMR OR FIDELITY DISTRIBUTORS CORP. PAYS METLIFE FOR PROVIDING CERTAIN DISTRIBUTION AND SHAREHOLDERS SERVICES. FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC. ALSO PAYS METLIFE FOR PROVIDING ADMINISTRATIVE SERVICES. YOU ARE NOT RESPONSIBLE FOR THESE FEES. FMR AND ITS AFFILIATES ABSORB THE FEES PAID TO METLIFE.

(13) ACTUAL OPERATING EXPENSES FOR THE FIDELITY VIP EQUITY-INCOME, GROWTH AND OVERSEAS PORTFOLIOS WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT THE FUND PAID WAS USED TO REDUCE THE FUND'S EXPENSES. IN ADDITION, BECAUSE THROUGH ARRANGEMENTS WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES WERE USED TO REDUCE A PORTION OF THE FUND'S CUSTODIAN EXPENSES. THESE OFFSETS MAY BE DISCONTINUED AT ANY TIME. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION.

(14) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

(15) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

(16) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

(17) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

(18) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES PORTFOLIO WAS MERGED INTO THE JANUS MID CAP
     PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

(19) ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY
     BECAME THE SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

(20) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE ASSETS OF THE FIDELITY VIP ASSET MANAGER PORTFOLIO OF THE FIDELITY VIP FUNDS WERE TRANSFERRED INTO THE MFS TOTAL RETURN PORTFOLIO OF THE METROPOLITAN FUND. THE FIDELITY VIP ASSET MANAGER PORTFOLIO IS NO LONGER AVAILABLE UNDER THE DEFERRED OR INCOME ANNUITIES. AT THAT TIME, CLASS A SHARES OF THE MFS TOTAL RETURN PORTFOLIO WERE ISSUED IN SUBSTITUTION FOR THE FIDELITY VIP ASSET MANAGER PORTFOLIO ASSETS THAT WERE TRANSFERRED.

(21) FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.04
JANUS AGGRESSIVE GROWTH PORTFOLIO                                0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.05
MET/AIM MID CAP CORE EQUITY PORTFOLIO                            0.04
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                           0.02
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.12
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                           0.07

(22) EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

           PRIOR PORTFOLIO NAME                         NEW PORTFOLIO NAME
           --------------------                         ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO                                 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO      BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME
  PORTFOLIO                                 BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO                                 BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO                                 BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH      BLACKROCK LEGACY LARGE CAP GROWTH
  PORTFOLIO                                 PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE
  PORTFOLIO                                 BLACKROCK LARGE CAP VALUE PORTFOLIO

(23) PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

(24) ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

(25) ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE
     SUB-INVESTMENT MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.

                                 FFA- 18

(26) THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THESE PORTFOLIOS WILL BEGIN OPERATIONS ON OR ABOUT MAY 1, 2005. THE EXPENSE INFORMATION IN THE FEE TABLE IS AN ESTIMATE OF THE PORTFOLIOS' EXPENSES THROUGH DECEMBER 31, 2005. THE TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT FOR UNDERLYING PORTFOLIOS INCLUDES THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS. THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS
     ARE: 1.00% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.85% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 0.85% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.88% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 1.04% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.


EXAMPLE

The example is intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

 --   reimbursement and/or waiver of expenses was not in effect;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 --   the underlying Portfolio earns a 5% annual return; and

 -- you surrender your Deferred Annuity or do not surrender your Deferred Annuity or you annuitize (elect a payout option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) (no early withdrawal charges are deducted).

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $865         $1,159         $1,442         $2,452
Minimum...................................................      $783         $  896         $  985         $1,507

                                        FFA- 19

 ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES

(For an accumulation unit outstanding throughout the period)



    These tables and bar charts show fluctuations in the Accumulation Unit Values for Enhanced Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES (a)    YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division (f)..... 2004      $16.58            $16.92            94
                                                   2003       16.46             16.58            87
                                                   2002       15.40             16.46            92
                                                   2001       14.56             15.40             7

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


BlackRock Bond Income Division (c)................ 2004       45.73             47.31           300
                                                   2003       43.61             45.73           282
                                                   2002       40.68             43.61           334
                                                   2001       37.87             40.68           413
                                                   2000       34.38             37.87           348
                                                   1999       35.52             34.38           393
                                                   1998       32.77             35.52           387
                                                   1997       30.13             32.77           314
                                                   1996       29.36             30.13           272
                                                   1995       24.79             29.36           213


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

[LUCY WITH STOCK TICKER GRAPHIC]
                                 FFA- 20

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Fidelity Investment Grade Bond Division........... 2004      $22.17            $22.93           470
                                                   2003       21.36             22.17           478
                                                   2002       19.54             21.36           498
                                                   2001       18.19             19.54           497
                                                   2000       16.51             18.19           371
                                                   1999       16.84             16.51           356
                                                   1998       15.62             16.84           339
                                                   1997       14.46             15.62           235
                                                   1996       14.15             14.46           165
                                                   1995       12.17             14.15            89


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Lehman Brothers(R) Aggregate Bond Index Division
  (g)............................................. 2004       13.02             13.43           869
                                                   2003       12.69             13.02           663
                                                   2002       11.62             12.69           547
                                                   2001       10.92             11.62           628
                                                   2000        9.89             10.92           180
                                                   1999       10.12              9.89            99
                                                   1998       10.00             10.12             0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


PIMCO Total Return Division (f)................... 2004       11.88             12.38           569
                                                   2003       11.47             11.88           349
                                                   2002       10.57             11.47           283
                                                   2001       10.00             10.57            53

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                        FFA- 21

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities
  Division (f).................................... 2004      $20.06            $21.19            89
                                                   2003       17.99             20.06            50
                                                   2002       16.56             17.99            22
                                                   2001       15.65             16.56             1

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division (e)(h)........ 2004       12.83             13.78           191
                                                   2003       10.84             12.83           147
                                                   2002       10.80             10.84           155
                                                   2001       11.05             10.80           196
                                                   2000       11.26             11.05           156
                                                   1999        9.65             11.26           148
                                                   1998       10.53              9.65            89
                                                   1997       10.00             10.53            49


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

BlackRock Diversified Division.................... 2004       40.55             43.58           703
                                                   2003       33.95             40.55           610
                                                   2002       39.79             33.95           802
                                                   2001       42.89             39.79         1,092
                                                   2000       42.85             42.89           918
                                                   1999       39.79             42.85           902
                                                   1998       33.57             39.79           710
                                                   1997       28.11             33.57           515
                                                   1996       24.78             28.11           365
                                                   1995       19.69             24.78           333


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                 FFA- 22

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Calvert Social Balanced Division.................. 2004      $23.67            $25.38            267
                                                   2003       20.02             23.67            304
                                                   2002       23.01             20.02            319
                                                   2001       24.97             23.01            356
                                                   2000       26.02             24.97            299
                                                   1999       23.40             26.02            286
                                                   1998       20.32             23.40            250
                                                   1997       17.08             20.32            225
                                                   1996       15.31             17.08            179
                                                   1995       11.91             15.31            129


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

MFS Total Return Division (d)..................... 2004       33.31             36.39            840


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Neuberger Berman Real Estate Division (d)......... 2004       10.00             12.89             22


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


American Funds Growth -- Income Division (f)...... 2004       98.30            107.48            105
                                                   2003       74.94             98.30             71
                                                   2002       92.64             74.94             41
                                                   2001       91.20             92.64              6

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                        FFA- 23

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Division (i)............ 2004      $10.66            $11.97             35
                                                   2003        7.95             10.66             17
                                                   2002       10.00              7.95              2

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Davis Venture Value Division (b).................. 2004       29.64             32.99            172
                                                   2003       22.86             29.64            120
                                                   2002       27.60             22.86             95
                                                   2001       31.36             27.60             54
                                                   2000       30.70             31.36              7

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


FI Value Leaders Division (i)..................... 2004       24.60             27.67              8
                                                   2003       19.59             24.60              3
                                                   2002       23.69             19.59              1

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Fidelity Equity-Income Division................... 2004       38.08             42.08          1,890
                                                   2003       29.50             38.08          2,011
                                                   2002       35.86             29.50          2,137
                                                   2001       38.09             35.86          2,545
                                                   2000       35.46             38.09          2,428
                                                   1999       33.67             35.46          2,717
                                                   1998       30.45             33.67          2,790
                                                   1997       23.99             30.45          2,476
                                                   1996       21.19             23.99          1,775
                                                   1995       15.84             21.19          1,200


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                 FFA- 24

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Division (g)....... 2004      $12.37            $13.65            653
                                                   2003        9.95             12.37            519
                                                   2002       11.70              9.95            521
                                                   2001        9.98             11.70            459
                                                   2000        8.96              9.98            100
                                                   1999        9.72              8.96             54
                                                   1998       10.00              9.72              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (f)......... 2004       32.63             35.54            253
                                                   2003       24.83             32.63            203
                                                   2002       27.50             24.83            186
                                                   2001       21.87             27.50             65

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Neuberger Berman Mid Cap Value Division (g)....... 2004       18.57             22.61            552
                                                   2003       13.73             18.57            388
                                                   2002       15.34             13.73            355
                                                   2001       15.88             15.34            353
                                                   2000       12.50             15.88            242
                                                   1999       10.73             12.50             61
                                                   1998       10.00             10.73              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                        FFA- 25

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
BlackRock Investment Trust Division............... 2004      $64.50            $70.82            690
                                                   2003       49.99             64.50            562
                                                   2002       68.31             49.99            763
                                                   2001       83.10             68.31            969
                                                   2000       89.41             83.10            880
                                                   1999       76.19             89.41            892
                                                   1998       60.00             76.19            803
                                                   1997       47.19             60.00            656
                                                   1996       38.99             47.19            436
                                                   1995       29.57             38.99            324


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Stock Index Division...................... 2004       37.72             41.30          3,649
                                                   2003       29.70             37.72          3,139
                                                   2002       38.60             29.70          3,578
                                                   2001       44.36             38.60          4,277
                                                   2000       49.39             44.36          3,740
                                                   1999       41.28             49.39          3,697
                                                   1998       32.50             41.28          3,077
                                                   1997       24.83             32.50          2,504
                                                   1996       20.44             24.83          1,648
                                                   1995       15.07             20.44          1,062


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MFS Investors Trust Division (f).................. 2004        8.03              8.86             29
                                                   2003        6.65              8.03             19
                                                   2002        8.42              6.65             11
                                                   2001       10.11              8.42              3

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                 FFA- 26

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
BlackRock Strategic Value Division (b)............ 2004      $ 16.34          $ 18.67            603
                                                   2003        10.98            16.34            480
                                                   2002        14.09            10.98            483
                                                   2001        12.27            14.09            251
                                                   2000        10.00            12.27             20

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (e)(m).......... 2004        15.14            17.57          2,618
                                                   2003        11.36            15.14          2,447
                                                   2002        16.14            11.36          2,738
                                                   2001        26.00            16.14          3,246
                                                   2000        38.18            26.00          2,844
                                                   1999        17.29            38.18          1,964
                                                   1998        12.72            17.29            523
                                                   1997        10.00            12.72            167


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Met/AIM Mid Cap Core Equity Division (i).......... 2004        12.19            13.82             30
                                                   2003         9.74            12.19              9
                                                   2002        11.43             9.74              1

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division (b).......... 2004        11.73            13.49            488
                                                   2003         8.78            11.73            483
                                                   2002        10.41             8.78            338
                                                   2001        10.64            10.41            219
                                                   2000        10.00            10.64             72

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                        FFA- 27

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


FI International Stock Division................... 2004      $ 13.76          $ 16.11            629
                                                   2003        10.85            13.76            567
                                                   2002        13.28            10.85            712
                                                   2001        16.88            13.28            848
                                                   2000        18.96            16.88            777
                                                   1999        16.43            18.96            818
                                                   1998        13.54            16.43            837
                                                   1997        13.99            13.54            853
                                                   1996        14.38            13.99            868
                                                   1995        14.40            14.38            814


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Fidelity Overseas Division........................ 2004        19.68            22.15            687
                                                   2003        13.85            19.68            684
                                                   2002        17.54            13.85            757
                                                   2001        22.47            17.54            894
                                                   2000        28.04            22.47            867
                                                   1999        19.85            28.04            724
                                                   1998        17.77            19.85            656
                                                   1997        16.08            17.77            647
                                                   1996        14.34            16.08            397
                                                   1995        13.20            14.34            197


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Harris Oakmark International Division (i)......... 2004        11.90            14.23             91
                                                   2003         8.89            11.90             17
                                                   2002        10.63             8.89              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                 FFA- 28

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


MFS Research International Division (f)........... 2004      $ 10.04          $ 11.91             74
                                                   2003         7.67            10.04             30
                                                   2002         8.75             7.67             14
                                                   2001        10.00             8.75              5

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (g)......... 2004         9.88            11.71            745
                                                   2003         7.25             9.88            635
                                                   2002         8.77             7.25            514
                                                   2001        11.32             8.77            494
                                                   2000        13.36            11.32            194
                                                   1999        10.80            13.36             80
                                                   1998        10.00            10.80              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Oppenheimer Global Equity Division (e)............ 2004        13.49            15.56            500
                                                   2003        10.44            13.49            440
                                                   2002        12.55            10.44            497
                                                   2001        15.10            12.55            602
                                                   2000        15.49            15.10            481
                                                   1999        12.49            15.49            361
                                                   1998        10.88            12.49            256
                                                   1997        10.00            10.88            120


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


American Funds Growth Division (f)................ 2004       126.32           140.77             91
                                                   2003        93.21           126.32             60
                                                   2002       124.56            93.21             36
                                                   2001       153.64           124.56              7

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                        FFA- 29

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


BlackRock Legacy Large Cap Growth Division (d).... 2004      $ 10.08          $ 11.08              4


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Fidelity Growth Division.......................... 2004        36.13            36.99          2,393
                                                   2003        27.45            36.13          2,568
                                                   2002        39.65            27.45          2,699
                                                   2001        48.61            39.65          3,191
                                                   2000        55.12            48.61          3,041
                                                   1999        40.49            55.12          2,921
                                                   1998        29.30            40.49          2,484
                                                   1997        23.95            29.30          2,249
                                                   1996        21.08            23.95          1,757
                                                   1995        15.72            21.08          1,218


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Janus Aggressive Growth Division (f)(k)........... 2004         6.88             7.42            112
                                                   2003         5.34             6.88             63
                                                   2002         7.77             5.34             48
                                                   2001        10.00             7.77             34

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Met/Putnam Voyager Division (b)(l)................ 2004         4.37             4.54            209
                                                   2003         3.50             4.37            103
                                                   2002         4.97             3.50            141
                                                   2001         7.25             4.97            103
                                                   2000         9.82             7.25             23

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                 FFA- 30

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division (g)....... 2004      $ 11.56          $ 12.58            473
                                                   2003         8.92            11.56            379
                                                   2002        11.73             8.92            373
                                                   2001        13.14            11.73            458
                                                   2000        13.33            13.14            286
                                                   1999        11.01            13.33             71
                                                   1998        10.00            11.01              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Loomis Sayles Small Cap Division (b).............. 2004        24.70            28.47             62
                                                   2003        18.27            24.70             66
                                                   2002        23.52            18.27             44
                                                   2001        26.04            23.52             29
                                                   2000        26.26            26.04              9

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Russell 2000(R) Index Division (g)................ 2004        13.90            16.22            862
                                                   2003         9.61            13.90            617
                                                   2002        12.19             9.61            511
                                                   2001        12.20            12.19            521
                                                   2000        12.81            12.20            285
                                                   1999        10.53            12.81            130
                                                   1998        10.00            10.53              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                        FFA- 31

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth Division.............. 2004      $ 38.45          $ 43.03          1,204
                                                   2003        27.57            38.45          1,082
                                                   2002        39.05            27.57          1,358
                                                   2001        51.71            39.05          1,667
                                                   2000        56.52            51.71          1,542
                                                   1999        42.82            56.52          1,462
                                                   1998        38.02            42.82          1,533
                                                   1997        35.98            38.02          1,572
                                                   1996        33.72            35.98          1,396
                                                   1995        26.29            33.72            997


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Calvert Social Mid Cap Growth Division............ 2004        25.00            27.07            201
                                                   2003        19.16            25.00            252
                                                   2002        26.95            19.16            245
                                                   2001        30.98            26.95            284
                                                   2000        28.04            30.98            234
                                                   1999        26.46            28.04            143
                                                   1998        20.58            26.46            127
                                                   1997        16.81            20.58             80
                                                   1996        15.80            16.81             57
                                                   1995        11.43            15.80             18


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division (f)......... 2004         6.36             7.45            255
                                                   2003         4.68             6.36            126
                                                   2002         8.44             4.68             50
                                                   2001        10.00             8.44             12

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

                                 FFA- 32

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


Franklin Templeton Small Cap Growth Division
  (f)............................................. 2004      $  9.06          $ 10.00             54

                                                   2003         6.31             9.06             52

                                                   2002         8.82             6.31             22

                                                   2001        10.00             8.82             10


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


            Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (i)............. 2004        11.77            12.42             19

                                                   2003         8.54            11.77             14

                                                   2002        11.27             8.54              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


            Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (e)....... 2004        12.60            13.86          1,067

                                                   2003         9.03            12.60            981

                                                   2002        12.43             9.03          1,033

                                                   2001        13.79            12.43          1,174

                                                   2000        15.32            13.79            959

                                                   1999        12.08            15.32            663

                                                   1998        11.79            12.08            657

                                                   1997        10.00            11.79            279


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


            Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division (f).................................... 2004        16.80            20.12            206

                                                   2003        11.05            16.80            108

                                                   2002        13.78            11.05             25

                                                   2001        15.96            13.78              7


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


            Year End Accumulation Unit Value


RCM Global Technology Division (f)................ 2004         5.71             5.41            137

                                                   2003         3.65             5.71            208

                                                   2002         7.46             3.65             28

                                                   2001        10.00             7.46             11


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


            Year End Accumulation Unit Value

                                        FFA- 33

(For an accumulation unit outstanding throughout the period)

----------------------------------------

(a)Not all investment divisions are offered under the various Enhanced Deferred Annuities.
(b)Inception Date: July 5, 2000.
(c)The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d)Inception Date: May 1, 2004.
(e)Inception Date: March 3, 1997.
(f)Inception Date: May 1, 2001.
(g)Inception Date: November 9, 1998.
(h)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(i)Inception Date: May 1, 2002.
(k)The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(l)The assets in this investment division merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. This investment division is no longer available.
(m)The investment division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004, is that of the Janus Mid Cap Division.

                                 FFA- 34

 FINANCIAL FREEDOM DEFERRED ANNUITIES
(For an accumulation unit outstanding throughout the period)

These tables and bar charts show fluctuations in the Accumulation Unit Values for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements, or other reports (such as the annual report).

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Fidelity Money Market Division................... 2004      $ 15.18          $ 15.22            621

                                                  2003        15.17            15.18            760

                                                  2002        15.06            15.17            887

                                                  2001        14.59            15.06          1,117

                                                  2000        13.86            14.59          1,119

                                                  1999        12.62            13.86            761

                                                  1998        12.24            12.62            148

                                                  1997        11.85            12.24             81

                                                  1996        11.46            11.85            101

                                                  1995        11.02            11.46             41


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value



Salomon Brothers U.S. Government Division (f).... 2004        16.58            16.92             84

                                                  2003        16.46            16.58             53

                                                  2002        15.40            16.46             40

                                                  2001        14.56            15.40             19


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


BlackRock Bond Income Division (a)(b)............ 2004        45.73            47.31             56

                                                  2003        43.61            45.73             56

                                                  2002        40.64            43.61             69

                                                  2001        37.87            40.64             52

                                                  2000        34.38            37.87             22

                                                  1999        35.52            34.38             20

                                                  1998        32.77            35.52             24

                                                  1997        30.13            32.77              5

                                                  1996        29.36            30.13              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

[LUCY WITH STOCK TICKER GRAPHIC]
                                        FFA- 35

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


Fidelity Investment Grade Bond Division.......... 2004      $ 22.17          $ 22.93            334

                                                  2003        21.36            22.17            430

                                                  2002        19.54            21.36            414

                                                  2001        18.19            19.54            399

                                                  2000        16.51            18.19            245

                                                  1999        16.84            16.51            218

                                                  1998        15.62            16.84            218

                                                  1997        14.46            15.62            170

                                                  1996        14.15            14.46            133

                                                  1995        12.17            14.15            115


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Lehman Brothers(R) Aggregate Bond Index Division
  (d)............................................ 2004        13.02            13.43            180

                                                  2003        12.69            13.02            152

                                                  2002        11.62            12.69            131

                                                  2001        10.92            11.62             82

                                                  2000         9.89            10.92             26

                                                  1999        10.12             9.89              3

                                                  1998        10.00            10.12              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


PIMCO Total Return Division (f).................. 2004        11.88            12.38            315

                                                  2003        11.47            11.88            199

                                                  2002        10.57            11.47             11

                                                  2001        10.00            10.57             14


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division (f)................................... 2004        20.06            21.19             82

                                                  2003        17.99            20.06             31

                                                  2002        16.56            17.99              6

                                                  2001        15.65            16.56              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

                                 FFA- 36

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


Lord Abbett Bond Debenture Division (c)(g)....... 2004      $ 12.83          $ 13.78            132

                                                  2003        10.84            12.83             84

                                                  2002        10.80            10.84             80

                                                  2001        11.05            10.80             65

                                                  2000        11.26            11.05             53

                                                  1999         9.65            11.26             50

                                                  1998        10.53             9.65             37

                                                  1997        10.00            10.53              8


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


BlackRock Diversified Division (a)............... 2004        40.55            43.58             73

                                                  2003        33.95            40.55             72

                                                  2002        39.79            33.95             70

                                                  2001        42.89            39.79             76

                                                  2000        42.85            42.89             65

                                                  1999        39.79            42.85             59

                                                  1998        33.57            39.79             48

                                                  1997        28.11            33.57             20

                                                  1996        24.78            28.11              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Calvert Social Balanced Division................. 2004        23.71            25.42            191

                                                  2003        20.06            23.71            193

                                                  2002        23.05            20.06            178

                                                  2001        25.01            23.05            267

                                                  2000        26.06            25.01            238

                                                  1999        23.44            26.06            222

                                                  1998        20.35            23.44            183

                                                  1997        17.11            20.35            162

                                                  1996        15.34            17.11            120

                                                  1995        11.93            15.34             82


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

                                        FFA- 37

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


MFS Total Return Division (j).................... 2004      $ 33.31          $ 36.39            436


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Neuberger Berman Real Estate Division (j)........ 2004        10.00            12.89             48


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


American Funds Growth -- Income Division (f)..... 2004        98.30           107.48            191

                                                  2003        74.94            98.30             91

                                                  2002        92.64            74.94             27

                                                  2001        91.20            92.64              5


[GRAPHIC OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


BlackRock Large Cap Value Division (h)........... 2004        10.66            11.97             34

                                                  2003         7.95            10.66              6

                                                  2002        10.00             7.95              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Davis Venture Value Division (e)................. 2004        29.64            32.99            137

                                                  2003        22.86            29.64             70

                                                  2002        27.60            22.86             46

                                                  2001        31.36            27.60             29

                                                  2000        30.70            31.36             11


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


                                 FFA- 38

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


FI Value Leaders Division (h).................... 2004      $ 24.60          $ 27.67             10

                                                  2003        19.59            24.60              4

                                                  2002        23.69            19.59              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Fidelity Equity-Income Division.................. 2004        38.08            42.08            846

                                                  2003        29.50            38.08          1,135

                                                  2002        35.86            29.50          1,124

                                                  2001        38.09            35.86          1,330

                                                  2000        35.46            38.09          1,019

                                                  1999        33.67            35.46          1,036

                                                  1998        30.45            33.67            963

                                                  1997        23.99            30.45            906

                                                  1996        21.19            23.99            659

                                                  1995        15.84            21.19            445


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division (d)...... 2004        12.37            13.65            535

                                                  2003         9.95            12.37            270

                                                  2002        11.70             9.95            136

                                                  2001         9.98            11.70            103

                                                  2000         8.96             9.98             15

                                                  1999         9.72             8.96              6

                                                  1998        10.00             9.72              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (f)........ 2004        32.63            35.54            171

                                                  2003        24.83            32.63             94

                                                  2002        27.50            24.83             49

                                                  2001        21.87            27.50             24


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

                                        FFA- 39

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


Neuberger Berman Mid Cap Value Division (d)...... 2004      $ 18.57          $ 22.61            236

                                                  2003        13.73            18.57            131

                                                  2002        15.34            13.73            102

                                                  2001        15.88            15.34            106

                                                  2000        12.50            15.88             55

                                                  1999        10.73            12.50             10

                                                  1998        10.00            10.73              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


BlackRock Investment Trust Division (a).......... 2004        64.50            70.82             64

                                                  2003        49.99            64.50             71

                                                  2002        68.31            49.99             74

                                                  2001        83.10            68.31             79

                                                  2000        89.41            83.10             67

                                                  1999        76.19            89.41             65

                                                  1998        60.00            76.19             56

                                                  1997        47.19            60.00             32

                                                  1996        38.99            47.19              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


MetLife Stock Index Division..................... 2004        32.17            35.23          1,224

                                                  2003        29.70            32.17          1,368

                                                  2002        32.93            29.70          1,329

                                                  2001        37.84            32.93          1,515

                                                  2000        42.13            37.84          1,251

                                                  1999        35.21            42.13          1,245

                                                  1998        27.72            35.21            942

                                                  1997        21.18            27.72            799

                                                  1996        17.43            21.18            514

                                                  1995        12.86            17.43            310


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

                                 FFA- 40

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


MFS Investors Trust Division (f)................. 2004      $  8.03          $  8.86             36

                                                  2003         6.65             8.03              8

                                                  2002         8.42             6.65              3

                                                  2001        10.11             8.42              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


BlackRock Strategic Value Division (e)........... 2004        16.34            18.67            421

                                                  2003        10.98            16.34            279

                                                  2002        14.09            10.98            165

                                                  2001        12.27            14.09            102

                                                  2000        10.00            12.27             19


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (c)(l)......... 2004        15.14            17.57          1,159

                                                  2003        11.36            15.14          1,117

                                                  2002        16.14            11.36          1,128

                                                  2001        26.00            16.14          1,304

                                                  2000        38.18            26.00            719

                                                  1999        17.29            38.18            450

                                                  1998        12.72            17.29            140

                                                  1997        10.00            12.72             52


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Met/AIM Mid Cap Core Equity Division (h)......... 2004        12.19            13.82             42

                                                  2003         9.74            12.19              9

                                                  2002        11.43             9.74              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

                                        FFA- 41

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


MetLife Mid Cap Stock Index Division (e)......... 2004      $ 11.73          $ 13.49            243

                                                  2003         8.78            11.73            142

                                                  2002        10.41             8.78             88

                                                  2001        10.64            10.41             59

                                                  2000        10.00            10.64             19

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


FI International Stock Division (a).............. 2004        13.76            16.11             75

                                                  2003        10.85            13.76             71

                                                  2002        13.28            10.85             67

                                                  2001        16.88            13.28             52

                                                  2000        18.96            16.88             36

                                                  1999        16.43            18.96             24

                                                  1998        13.54            16.43             22

                                                  1997        13.99            13.54             10

                                                  1996        14.38            13.99              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Fidelity Overseas Division....................... 2004        19.68            22.15            477

                                                  2003        13.85            19.68            488

                                                  2002        17.54            13.85            447

                                                  2001        22.47            17.54            577

                                                  2000        28.04            22.47            560

                                                  1999        19.85            28.04            513

                                                  1998        17.77            19.85            486

                                                  1997        16.08            17.77            508

                                                  1996        14.34            16.08            365

                                                  1995        13.20            14.34            259


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

                                 FFA- 42

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


Harris Oakmark International Division (h)........ 2004      $ 11.90          $ 14.23             56

                                                  2003         8.89            11.90              9

                                                  2002        10.63             8.89              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


MFS Research International Division (f).......... 2004        10.04            11.91             45

                                                  2003         7.67            10.04             24

                                                  2002         8.75             7.67             15

                                                  2001        10.00             8.75              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (d)........ 2004         9.88            11.71            168

                                                  2003         7.25             9.88            102

                                                  2002         8.77             7.25             78

                                                  2001        11.32             8.77             68

                                                  2000        13.36            11.32             44

                                                  1999        10.80            13.36             11

                                                  1998        10.00            10.80              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Oppenheimer Global Equity Division (c)........... 2004        13.49            15.56            293

                                                  2003        10.44            13.49            295

                                                  2002        12.55            10.44            270

                                                  2001        15.10            12.55            316

                                                  2000        15.49            15.10            212

                                                  1999        12.49            15.49            178

                                                  1998        10.88            12.49            146

                                                  1997        10.00            10.88             56


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

                                        FFA- 43

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


American Funds Growth Division (f)............... 2004      $126.32          $140.77             79

                                                  2003        93.21           126.32             41

                                                  2002       124.56            93.21             30

                                                  2001       153.64           124.56              4


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


BlackRock Legacy Large Cap Growth Division (j)... 2004        10.00            11.08              9


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Fidelity Growth Division......................... 2004        36.13            36.99          1,302

                                                  2003        27.45            36.13          1,534

                                                  2002        39.65            27.45          1,486

                                                  2001        48.61            39.65          1,859

                                                  2000        55.12            48.61          1,636

                                                  1999        40.49            55.12          1,554

                                                  1998        29.30            40.49          1,363

                                                  1997        23.95            29.30          1,317

                                                  1996        21.08            23.95          1,058

                                                  1995        15.72            21.08            762


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value



Janus Aggressive Growth Division (f)(i).......... 2004         6.88             7.42             84

                                                  2003         5.34             6.88             54

                                                  2002         7.77             5.34             26

                                                  2001        10.00             7.77             18


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


                                 FFA- 44

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Met/Putnam Voyager Division (e)(k)............... 2004      $  4.37          $  4.54             87

                                                  2003         3.50             4.37             90

                                                  2002         4.97             3.50             58

                                                  2001         7.25             4.97             41

                                                  2000         9.82             7.25             14


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (d)...... 2004        11.56            12.58            156

                                                  2003         8.92            11.56            123

                                                  2002        11.73             8.92             88

                                                  2001        13.14            11.73            115

                                                  2000        13.33            13.14             82

                                                  1999        11.01            13.33             16

                                                  1998        10.00            11.01              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Loomis Sayles Small Cap Division (e)............. 2004        24.70            28.47             34

                                                  2003        18.27            24.70             15

                                                  2002        23.52            18.27             15

                                                  2001        26.04            23.52             11

                                                  2000        26.26            26.04              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Russell 2000(R) Index Division (d)............... 2004        13.90            16.22            246

                                                  2003         9.61            13.90            158

                                                  2002        12.19             9.61            162

                                                  2001        12.20            12.19            132

                                                  2000        12.81            12.20             75

                                                  1999        10.53            12.81             30

                                                  1998        10.00            10.53              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


                                        FFA- 45

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth Division (a)......... 2004      $ 38.45          $ 43.03            106

                                                  2003        27.57            38.45             96

                                                  2002        39.05            27.57             71

                                                  2001        51.71            39.05             67

                                                  2000        56.52            51.71             45

                                                  1999        42.82            56.52             24

                                                  1998        38.02            42.82             22

                                                  1997        35.98            38.02             14

                                                  1996        33.72            35.98              3


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Calvert Social Mid Cap Growth Division........... 2004        25.00            27.07            159

                                                  2003        19.16            25.00            151

                                                  2002        26.95            19.16            144

                                                  2001        30.98            26.95            218

                                                  2000        28.04            30.98            160

                                                  1999        26.46            28.04            145

                                                  1998        20.58            26.46            133

                                                  1997        16.81            20.58            118

                                                  1996        15.80            16.81            108

                                                  1995        11.43            15.80             62


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division (f)........ 2004         6.36             7.45            171

                                                  2003         4.68             6.36             90

                                                  2002         8.44             4.68             75

                                                  2001        10.00             8.44             28


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

                                 FFA- 46

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


Franklin Templeton Small Cap Growth Division
  (f)............................................ 2004      $  9.06          $ 10.00             53

                                                  2003         6.31             9.06             32

                                                  2002         8.82             6.31             13

                                                  2001        10.00             8.82              9


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (h)............ 2004        11.77            12.42             11

                                                  2003         8.54            11.77              6

                                                  2002        11.27             8.54              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (c)...... 2004        12.60            13.86            549

                                                  2003         9.03            12.60            629

                                                  2002        12.43             9.03            610

                                                  2001        13.79            12.43            602

                                                  2000        15.32            13.79            425

                                                  1999        12.08            15.32            317

                                                  1998        11.79            12.08            242

                                                  1997        10.00            11.79            108


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division (f)................................... 2004        16.80            20.12            130

                                                  2003        11.05            16.80             40

                                                  2002        13.78            11.05             18

                                                  2001        15.96            13.78              4


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

                                        FFA- 47

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                         ACCUMULATION      ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------


RCM Global Technology Division (f)............... 2004      $  5.71          $  5.41             61

                                                  2003         3.65             5.71             64

                                                  2002         7.46             3.65              5

                                                  2001        10.00             7.46              5


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


           Year End Accumulation Unit Value

----------------------------------------

(a)Inception Date: May 1, 1996.
(b)The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(c)Inception Date: March 3, 1997.
(d)Inception Date: November 9, 1998.
(e)Inception Date: July 5, 2000.
(f)Inception Date: May 1, 2001.
(g)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(h)Inception Date: May 1, 2002.
(i)The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(j)Inception Date: May 1, 2004.
(k)The assets in this investment division merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. This investment division is no longer available.
(l)The investment division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004, is that of the Janus Mid Cap Division.

                                 FFA- 48

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve individuals in approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Taiwan and Uruguay.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


[SNOOPY AND WOODSTOCK]
                                                                         FFA- 49

VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All TSA, PEDC, 403(a) and IRA arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

                                   [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
       The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

   A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
FFA- 50

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment option suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of income payment type you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAI for each fund is available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If any of the Calvert Fund or Fidelity VIP Funds' Portfolios are available to you, then you will also receive their prospectuses as appropriate. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2, and the following Portfolios: FI Value Leaders, BlackRock Large Cap Value (formerly State Street Research Large Cap Value), Harris Oakmark International, Met/AIM Mid Cap Core Equity, Neuberger Berman Real Estate, BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth), Oppenheimer Capital Appreciation and Met/AIM Small Cap Growth, which are all Class E.


The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios



While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

                                                                         FFA- 51
instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

Starting with the most conservative Portfolio, the first group of investment choices is listed in the approximate risk relationship among each available Portfolio in the first group, with all those within the same investment style listed in alphabetical order. The second group of investment choices, the asset allocation portfolios, is also listed in order of risk. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

FFA- 52

Fidelity Money Market Portfolio        Seeks a high level of current income
                                       as is consistent with preservation of
                                       capital and liquidity by investing in
                                       money market instruments
Salomon Brothers U.S. Government       Seeks to maximize total return
  Portfolio                            consistent with preservation of
                                       capital and maintenance of liquidity
BlackRock Bond Income Portfolio        Seeks competitive total return
                                       primarily from investing in
                                       fixed-income securities
Fidelity Investment Grade Bond         Seeks a high level of current income
  Portfolio                            as is consistent with preservation of
                                       capital
Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index
PIMCO Total Return Portfolio           Seeks maximum total return,
                                       consistent with the preservation of
                                       capital and prudent investment
                                       management
Salomon Brothers Strategic Bond        Seeks to maximize total return
  Opportunities Portfolio              consistent with preservation of
                                       capital
Lord Abbett Bond Debenture Portfolio   Seeks high current income and the
                                       opportunity for capital appreciation
                                       to produce a high total return
BlackRock Diversified Portfolio        Seeks high total return while
                                       attempting to limit investment risk
                                       and preserve capital
Calvert Social Balanced Portfolio      Seeks to achieve a competitive total
                                       return
MFS Total Return Portfolio             Seeks a favorable total return
                                       through investment in a diversified
                                       portfolio
Neuberger Berman Real Estate           Seeks to provide total return through
  Portfolio                            investment in real estate securities,
                                       emphasizing both capital appreciation
                                       and current income
American Funds Growth-Income           Seeks both capital appreciation and
  Portfolio                            income
BlackRock Large Cap Value Portfolio    Seeks long-term growth of capital
Davis Venture Value Portfolio          Seeks growth of capital
FI Value Leaders Portfolio             Seeks long-term growth of capital
Fidelity Equity-Income Portfolio       Seeks reasonable income by investing
                                       primarily in income-producing equity
                                       securities. In choosing these
                                       securities, the fund will also
                                       consider the potential for capital
                                       appreciation. The Portfolio's goal is
                                       to achieve a yield which exceeds the
                                       composite yield on the securities
                                       comprising the S&P 500
Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio
Harris Oakmark Focused Value           Seeks long-term capital appreciation
  Portfolio
Neuberger Berman Mid Cap Value         Seeks capital growth
  Portfolio
BlackRock Investment Trust Portfolio   Seeks long-term growth of capital and
                                       income
MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's(R) 500 Composite
                                       Stock Price Index
MFS Investors Trust Portfolio          Seeks long-term growth of capital
                                       with a secondary objective to seek
                                       reasonable current income
BlackRock Strategic Value Portfolio    Seeks high total return, consisting
                                       principally of capital appreciation
FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital


The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed the first group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order. The second group of choices, the asset allocation portfolios, is also listed in order of risk.






                                    [SNOOPY READING MENU GRAPHIC]
                                                                         FFA- 53

Met/AIM Mid Cap Core Equity Portfolio  Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) MidCap 400
                                       Composite Stock Price Index
FI International Stock Portfolio       Seeks long-term growth of capital
Fidelity Overseas Portfolio            Seeks long-term growth of capital
Harris Oakmark International           Seeks long-term capital appreciation
  Portfolio
MFS Research International Portfolio   Seeks capital appreciation
Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index
Oppenheimer Global Equity Portfolio    Seeks capital appreciation
American Funds Growth Portfolio        Seeks capital appreciation through
                                       stocks
BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital
  Portfolio
Fidelity Growth Portfolio              Seeks capital appreciation
Janus Aggressive Growth Portfolio      Seeks long-term growth of capital
Jennison Growth Portfolio              Seeks long-term growth of capital
Oppenheimer Capital Appreciation       Seeks capital appreciation
  Portfolio
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income
Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities
Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
BlackRock Aggressive Growth Portfolio  Seeks maximum capital appreciation
Calvert Social Mid Cap Growth          Seeks long-term capital appreciation
  Portfolio
T. Rowe Price Mid-Cap Growth           Seeks to provide long-term growth of
  Portfolio                            capital
Franklin Templeton Small Cap Growth    Seeks long-term capital growth
  Portfolio
Met/AIM Small Cap Growth Portfolio     Seeks long-term growth of capital
T. Rowe Price Small Cap Growth         Seeks long-term capital growth
  Portfolio
American Funds Global Small            Seeks capital appreciation through
  Capitalization Portfolio             stocks
RCM Global Technology Portfolio        Seeks capital appreciation; no
                                       consideration is given to income
                        ASSET ALLOCATION PORTFOLIOS
----------------------------------------------------------------------------
MetLife Conservative Allocation        Seeks a high level of current income,
  Portfolio                            with growth of capital a secondary
                                       objective
MetLife Conservative to Moderate       Seeks a high total return in the form
  Allocation Portfolio                 of income and growth of capital, with
                                       a greater emphasis on income
MetLife Moderate Allocation Portfolio  Seeks a balance between a high level of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital
MetLife Moderate to Aggressive         Seeks growth of capital
  Allocation Portfolio
MetLife Aggressive Allocation          Seeks growth of capital
  Portfolio


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.

*   Some of the investment divisions are not approved in your state.

* For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds, invest in stocks, bonds and other investments. All dividends

FFA- 54
declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity VIP Funds and American Funds Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described, as applicable, in the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds prospectuses and SAIs.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or Met Investors Fund. The risks of these arrangements are also discussed in each fund's prospectus.

Information about the payments we receive or make with regard to the Portfolios can be found later in this prospectus in the section under the "Who Sells the Deferred Annuities and Income Annuities" heading.


We select the Portfolios offered through the Contracts based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain


                                                                         FFA- 55
administrative and other services, as described later in this prospectus. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers/reallocations of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners/participants. We do not provide investment advice and do not recommend or endorse any particular Portfolio.


DEFERRED ANNUITIES

This Prospectus describes the following kinds of Deferred Annuities under which you can accumulate money:

Financial Freedom         Enhanced Preference
Account:                  Plus Account:
* TSA (Tax Sheltered      * TSA (Tax Sheltered
  Annuity)                  Annuity)
* 403(a) (Qualified       * 403(a) (Qualified
  annuity plans under       annuity plans under
  sec.403(a))               sec.403(a))
* Non-Qualified (for      * PEDC (Public Employee
  certain deferred          Deferred Compensation)
  arrangements and        * Traditional IRA
  plans)                    (Individual Retirement
                            Annuities)
                          * Non-Qualified
                          * Non-Qualified (for
                            certain deferred
                            arrangements and
                            plans)

[LINUS BUILDING SAND CASTLE GRAPHIC]
These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, sec.415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer sec.457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains


These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity.
FFA- 56
the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.


The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to you.


AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you for Enhanced Deferred Annuities. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies, if available to you, are without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the


We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.


[SAFE GRAPHIC]

                                                                         FFA- 57
life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.


THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the values of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.


[SCALE GRAPHIC]

[PIE CHART GRAPHIC]

[GLOBE GRAPHIC]


[HOUR GLASS GRAPHIC]

FFA- 58

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for sec.415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except for an Enhanced PEDC Deferred Annuity).
*   A withdrawal based on your leaving your job.


You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
                                                                         FFA- 59

* Receiving systematic termination payments (described later) from both the Separate Account and Fixed Interest Account.

*   For TSA and 403(a) Deferred Annuities if you should leave your job.

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE


Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 ($500 x 1.05 = $525).


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value
TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Such transfers are free of any early withdrawal charges to you, except under certain Financial Freedom Deferred Annuities where you may


                                                    [WOODSTOCK GRAPHIC]


                                                  [GIRL ADDING GRAPHIC]
FFA- 60
incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment division(s) (or Fixed Interest Account) from which you want the money to be transferred;

* The investment division(s) (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Salomon Brothers Strategic Bond Opportunities, FI International Stock, Fidelity VIP Overseas, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in



You may transfer money within your Contract. You will not incur current taxes on your earnings.

                                                                         FFA- 61
those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract holders, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract holders or


FFA- 62
participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.


Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.


Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

                                                                         FFA- 63

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

[CHARLIE BROWN IN MONEY JAR GRAPHIC]

FFA- 64

SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(a) DEFERRED ANNUITIES

If we agree and if approved in your state for only Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties, and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and Financial Freedom TSA and 403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before you reach age 59 1/2.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.


CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.


We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. For the Enhanced TSA and Financial Freedom TSA and 403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before you reach age 59 1/2.


[SNOOPY AND FLYING WOODSTOCKS GRAPHIC]

                                                                         FFA- 65

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Although, early withdrawal charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account balance, early withdrawal charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account balance.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. For the Enhanced TSA and IRA Deferred Annuities, rather than receiving your minimum required distribution in one annual lump-sum payment, you


  If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th of the prior month.

Your Account Balance will be reduced by the amount of your Systematic Withdrawal
 Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
FFA- 66
may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES

There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
                                                                         FFA- 67

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of the shares available to the Deferred Annuities have 12b-1 fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations."These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain states, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the states where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.




                                             [WOODSTOCK TYPING GRAPHIC]
FFA- 68

EARLY WITHDRAWAL CHARGES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown; keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                                       DURING PURCHASE PAYMENT YEAR
                            ---------------------------------------------------
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.


We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings. You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.
                                                                         FFA- 69

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.

For certain deferred arrangements and plans, you pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the following conditions listed below.

You do not pay an early withdrawal charge:

*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.


* If your Contract permits and if your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.


* If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exemption does not apply if you have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.




           [FRANKLIN WITH MAGNIFYING GLASS GRAPHIC]
 Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
FFA- 70

* Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


  CONTRACT
    YEAR
   1*        2    3        4         5
   20%      25%  33 1/3%  50%    remainder
  * Less that Contract Year's withdrawals.


    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.


* If you are disabled and you request a total withdrawal. Disability is as defined in the Federal Social Security Act.

*   If you retire:

     -- For the Non-Qualified and certain PEDC Enhanced Deferred Annuities, if you retire.


     -- For certain TSA Enhanced Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.



     -- For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10 consecutive years unless you retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.


* If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan provides payment on account of hardship and you suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For

                                                                         FFA- 71
    certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

* If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)

* If the plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:


    We credit your transferred amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract.


                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*   Amounts transferred on or after January 1, 1996:



     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:


                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%



                                                             [WOODSTOCK GRAPHIC]

FFA- 72

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.


* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.


FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the following Deferred Annuities:


*   Enhanced TSA

*   Enhanced Non-Qualified

*   Enhanced 403(a)

*   Enhanced Traditional IRA

*   Financial Freedom TSA

*   Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

*   Non-Qualified Deferred Annuity for
     --   sec.457(f) deferred compensation plan

     --   sec.451 deferred fee arrangements

     --   sec.451 deferred compensation plans

     --   sec.457(e)(11) severance and death benefit plans

     --   sec.415(m) qualified governmental excess benefit arrangements



[GIRL READING GRAPHIC]

                                                                         FFA- 73

* For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.


If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.


Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

FFA- 74

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in all states.

When considering whether to select a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*   A fixed dollar payment or a variable payment; and

*   A refund feature.


Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.



By the date specified in your Contract, if you do not either select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.


Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.



The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity.



Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your Contract, we will use the current rates.


                                                                         FFA- 75

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase the following types of Income Annuities to receive immediate payments:

Financial Freedom Account:           Enhanced Preference Plus Account:
*  TSA                               *  TSA
*  403(a)                            *  403(a)
*  Non-Qualified (for certain        *  PEDC
deferred arrangements and            *  Traditional IRA
plans)                               *  Non-Qualified
                                     *  Non-Qualified (for certain
                                     deferred arrangements and plans)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and sec.415(m) qualified governmental excess benefit arrangements. The Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer the Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans but will accept a purchase payment for those already issued.

If your retirement plan has purchased an Income Annuity, then your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We


                                            [SNOOPY SUNBATHING GRAPHIC]
      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

FFA- 76
will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who may receive continuing payments or a lump sum payment if the owner dies.


Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected


Many times the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and


- How long you would like your income to last.

                                                                         FFA- 77
when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide what portion of your income payment is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.




                                              [SNOOPY ON BEACH GRAPHIC]
          The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
FFA- 78

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments, a lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:


* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;




The AIR is stated in your Contract and may range from 3% to 6%.
                                                                         FFA- 79

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


*   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a reallocation, you must tell us:

*   The percentage or of the income payment to be reallocated;

* The investment divisions (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and

*   The investment division from which you want to reallocate.

We may require that you use our forms to make reallocations.


Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Salomon Brothers Strategic Bond Opportunities, FI International Stock, Fidelity VIP Overseas, Harris



                                                             [WOODSTOCK GRAPHIC]

Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division.
FFA- 80

Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/ transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract holders, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your reallocation/transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will not be affected by any gain or loss due to the reallocation/transfer and your Account Balance or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments will be the same as if the reallocation/transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate


                                                                         FFA- 81
market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract holders or participants/ annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.


Your reallocation request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other reallocations in good order will be processed our next business day.

FFA- 82

CONTRACT FEE

There is no contract fee under the Income Annuities.

CHARGES

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.


INSURANCE-RELATED CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart that shows the states where premium taxes are charged and the amount of these taxes is in the Appendix.

We also reserve the right to deduct from purchase payments, account balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity


The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

                                                                         FFA- 83
relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments, at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments by check or money order made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

*   On a day when the Accumulation Unit/Annuity Unit Value is not calculated, or
*   After the close of the Exchange.


                                                 [LUCY READING GRAPHIC]
  You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.

   Generally, your requests including subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

FFA- 84

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless you inform us of errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.



[CHARLIE BROWN WITH LETTER GRAPHIC]

                                                                         FFA- 85

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions, and performance of systems.

We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred




                                       [CHARLIE BROWN ON PHONE GRAPHIC]
FFA- 86

Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION--SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

                                                                         FFA- 87

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/ Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal




                                         [SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
FFA- 88
charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transactions permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any

                                                                         FFA- 89
    currently available Portfolio in connection with the Deferred Annuities or Income Annuities.


* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instructions soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity VIP Funds or American Funds that are owned

FFA- 90
by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES

All Deferred Annuities and Income Annuities are sold through our licensed sales representatives which include registered representatives of our affiliated broker-dealers. We and our affiliated broker-dealers are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are also members of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. Deferred Annuities and Income Annuities may also be sold through the mail or over the Internet.


The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .20% of the total Account Balances of the Deferred Annuities, other registered variable annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

Our sales representatives and their managers, and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary

[SNOOPY METLIFE REP GRAPHIC]
                                                                         FFA- 91
products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.


The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.


We also pay compensation for the sale of the Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and


FFA- 92
for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses.

CERTAIN PAYMENTS WE RECEIVE OR MAKE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our MetLife Advisers and MetLife Investors) or sub-investment manager of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is not deducted from the Portfolios' assets and does not decrease the Portfolio's investment return. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.20%. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or other affiliates) with increased access to persons involved in the distribution of the Contracts.



We and certain of our affiliated insurance companies are joint owners of our affiliated investment managers, MetLife Advisers and MetLife We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment managers, MetLife Advisers and MetLife Investors, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment managers. See the Table of Expenses for information on the investment management fees paid to the investment managers and the Statement of Additional Information for the Funds for information on the investment management fees paid to the investment manager and sub-investment managers.



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolios' investment return.



The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by


                                                                         FFA- 93

MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS


If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of
1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.


If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. If we do so for a Deferred Annuity delivered in New York we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

FFA- 94

We may cancel your Non-Qualified Deferred Annuity for sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans and sec.457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION

Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                      During Contract Year
             1     2     3     4     5     6     7    8 & Beyond
   Year      -     -     -     -     -     -     -    ----------
Percentage  5.6%  5.0%  4.5%  4.0%  3.0%  2.0%  1.0%      0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.


INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. You should consult your own tax adviser about your own circumstances. You should


Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.


[PIGGY BANK GRAPHIC]

                                                                         FFA- 95
read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.


You are responsible for determining whether your purchase of a Deferred or Income Annuity, withdrawals, income payments and other transactions under your Deferred and Income Annuities satisfy applicable tax law.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation or change in such designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax or other taxes, consequences including estate tax, gift tax and generation skipping transfer tax that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

GENERAL

This section applies to TSA, 403(a), Non-Qualified, Traditional IRA and PEDC. It does not apply to Non-Qualified Deferred Annuities for sec.451, sec.457(f) or sec.457(e)(11) plans.

Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Internal Revenue Code (Code).

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:

* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

FFA- 96

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding enhanced portability features.

You should consult your tax adviser regarding these changes.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

PURCHASE PAYMENTS

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

Purchase payments to TSA, 403(a), and PEDC contracts are generally on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Under some circumstances "after-tax" contributions can be made to certain of these annuities. These purchase payments do not reduce your taxable income or give you a tax deduction. There are different annual purchase payment limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.


Purchase payments to a Non-Qualified annuity are on an after-tax basis. After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction. Generally, Traditional IRAs can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Whether you can make deductible purchase payments to your Traditional IRA depends on your personal situation. Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.


When money is withdrawn from your Contract (whether by you or your beneficiary), the amount reported as income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA); and

*   pay-out option you elect.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. For withdrawal from PEDC annuities, you may not elect not to withhold. The amount we withhold is determined by the Code. For withdrawals from a TSA, 403(a) or governmental PEDC annuity, please see the 20% mandatory withholding discussion.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in

                                                                         FFA- 97
mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.


Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

WITHDRAWALS AND INCOME PAYMENTS FOR IRAS, TSAS, AND 403(a) CONTRACTS

Withdrawals and income payments are included in income except for that portion that represents a return of non-deductible purchase payments.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS, TSAS AND 403(a) CONTRACTS


Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:


*   The year you turn age 70 1/2 or;


* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.


For IRAs you must begin receiving the required distributions no later than April 1st following the year the participant attains age 70 1/2.

For qualified plans other than IRAs, complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

FFA- 98

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax adviser.

REQUIREMENT FOR AFTER-DEATH DISTRIBUTIONS FOR IRA, TSA AND 403(a) CONTRACTS

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by the December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.



For IRAs, if your spouse is your beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.


If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

WITHDRAWALS BEFORE AGE 59 1/2 (EXCEPT PEDC)

If you receive a taxable distribution from your Deferred Annuity before you reach age 59 1/2 this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. For annuities purchased under 457(b) plans of governmental employers, the 10% penalty tax will apply with respect to withdrawals attributable to rollovers from IRAs, TSAs, 403(a) or 401(a) plans.

                                                                         FFA- 99

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                             Type of Contract
                                            --------------------------------------------------
                                              Non-            Trad.
                                            Qualified          IRA          TSA         403(a)
                                            ---------         -----         ---         ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy (SEPP)                                 x              x            x(1)      x(1)
After you die                                     x              x            x            x
After you become totally disabled (as
defined in the Code)                              x              x            x            x
After separation from service if you
are over age 55 at time of separation.                                        x            x
To pay deductible medical expenses                               x            x            x
To pay medical insurance premiums if
you are unemployed                                               x
To pay for qualified higher education
expenses, or                                                     x
For qualified first time home purchases
up to $10,000                                                    x
After December 31, 1999, for IRS levies                          x            x            x
Under certain income annuities providing
for substantially equal payments over the
"payout" period                                   x
(1) You must also be separated from service at the time payments begin.

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.




                                         [SNOOPY WITH TAX BILL GRAPHIC]
 You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.
FFA- 100

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING [FOR TSA AND 403(a) AND GOVERNMENTAL PEDC]

For TSA, 403(a) and governmental PEDC Deferred Annuities, we are required to withhold 20% of your taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.

An "eligible rollover distribution" is any amount you receive from your TSA or 403(a) Deferred Annuity. It does not include distributions that are:

*   A series of substantially equal payments made at least annually for:

     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   Withdrawals to satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amount is determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

TSA

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

Your Deferred Annuity is not forfeitable and you may not transfer it to someone else.

                                                                        FFA- 101

WITHDRAWALS

If you are under age 59 1/2 you cannot withdraw money from your Deferred Annuity unless the withdrawal:

* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

* Is directly transferred to another permissible investment under 403(b) arrangements;


*   Relates to amounts that are not salary reduction elective deferrals;

* Is after you leave your job, after you die, or become disabled (as defined by Code); or

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

LOANS

Some TSA contract loans will be made only from any Fixed Interest Account balance. In that case, we credit your Fixed Interest Account balance up to certain limits, up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA annuity and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.


Your Contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.


403(a)
GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.




                     [CONFERENCE GRAPHIC]
FFA- 102

TRADITIONAL IRA ANNUITIES

Generally, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the Deferred Annuity.

*   Your annuity is not forfeitable and you may not transfer it to someone else.

* You can transfer your IRA proceeds to a similar IRA or certain qualified retirement plans, without incurring Federal income taxes if certain conditions are satisfied.

* The IRS has approved the form of the Traditional IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the Traditional IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements.

PURCHASE PAYMENTS

Generally:

* Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($4,000 for tax years 2005-2007). This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

* Beginning 2002, individuals age 50 or older can make an additional "catch-up" contribution of $500 per year (assuming you have sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

*   Purchase payments in excess of this amount may be subject to a penalty tax.

* Purchase payments (except for permissible rollovers and transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA contribution to a Roth IRA before you file your income tax return (including filing extensions).


In some cases, your purchase payments may be tax deductible.

For individuals under 50, your total purchase payments to all your Traditional and Roth IRAs for 2005 may not exceed the lesser of $4,000 or 100% of your compensation, as defined by the Code.

                                                                        FFA- 103

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2005, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($70,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $60,000 ($80,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs.

NON-QUALIFIED ANNUITIES

GENERAL

* Purchase payments made to Non-Qualified annuities are applied on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Deferred Annuity.

* Your Non-Qualified annuity may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.


* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the Internal Revenue Service could consider such actions to be a taxable exchange of annuity contracts.



You may combine the money required to be withdrawn from each of your Traditional
                     IRAs and withdraw this amount from any one or more of them.

  If your spouse is your beneficiary and if your Deferred Annuity permits, he or she may elect to continue as "owner" of the Deferred Annuity. FFA- 104

* When a non-natural person owns a Non-Qualified annuity, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

In addition, certain immediate income annuities providing for substantially equal payments as defined under Section 72(u)(4) of the Code that are held by non-natural persons will be considered non-qualified annuities for Federal income tax purposes. It is unclear whether your income annuity will satisfy this test. Accordingly, non-natural persons should consult with their own tax advisors prior to purchase.

DIVERSIFICATION


In order for your Non-Qualified annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.


CHANGES TO TAX RULES AND INTERPRETATIONS


Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


* Possible taxation of transfers between investment divisions or a transfer from an investment division to the Fixed Income Option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.


After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction.

                                                                        FFA- 105

* Possible limits on the number of funding options available or the frequency of transfers among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.

PURCHASE PAYMENTS


Although the Code does not limit the amount of your purchase payments, your Contract may limit them.


PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).


* This rule does not apply to payments made pursuant to an income pay-out option under your Contract.


* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Different tax rules apply to payments made generally pursuant to an Income Annuity or pay-out option under your Deferred Annuity. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

* The IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments.

* Payments in the nature of a refund of purchase payments made to your estate or beneficiary after your death are generally taxable to the recipient in the same manner as a full withdrawal.


* We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income





                                                    [WOODSTOCK GRAPHIC]
FFA- 106
    annuities. Consult your tax attorney prior to partially annuitizing your contract.

Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or
(b) five years after income payments commence will generally invalidate the exception and subject you to additional penalties and interest.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers are permitted between investment divisions or from an investment division into the Fixed Income Option.


We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

If you die before the purchase payment is returned, the unreturned amount may be deductible on your final tax return or deductible by your beneficiary if income payments continue after your death or a lump sum is paid to your estate or your beneficiary.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).


If you die before the annuity starting date as defined under the income tax regulations, we must make payment of your entire interest in the Contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract.


If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

                                                                        FFA- 107

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death or a lump sum is paid to your estate or your beneficiary.


If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment if any unrecovered after-tax cost is in the year that the Contract terminates.


In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death of any annuitant.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.


NON-QUALIFIED DEFERRED COMPENSATION ARRANGEMENTS -- GENERAL



In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.



Section 409A of the Internal Revenue Code of 1986, recently added by the American Jobs Creation Act of 2004 ("AJCA"), imposes new requirements and restrictions on deferred compensation arrangements including Section 457(f) plans, Section 451 deferred fee and deferred compensation arrangements, severance arrangements and Section 415(m) excess compensation arrangements. These include new rules affecting: (a) the time and manner under which deferral elections must be made; (b) permitted distributions; (c) the time and manner under which initial distribution elections may be made; and (d) changes in the time and form of distributions. Failure to satisfy these rules will generally result in the taxation of vested amounts and an additional 20% tax penalty along with interest from the date in which such amounts first became vested. Your controlling plan documents may have recently been amended: (i) to permit the pre-AJCA tax rules to continue to apply with respect to "grandfathered" amounts that were earned and vested as of December 31, 2004; and


FFA- 108

(ii) to render the arrangement compliant with AJCA with respect to non-"grandfathered" amounts that are subject to AJCA's new requirements and restrictions. All parties to your plan should determine whether such changes were made and review carefully the changes made by any such amendments; and should consult with their tax counsel and advisors concerning the impact of AJCA on their participation in these arrangements.

Additionally, in 2003, final regulations were issued with respect to Section 457(f) arrangements apparently requiring among other things that earnings attributable to deferrals be included in the participant's income at the time the deferrals themselves are no longer subject to a substantial risk of forfeiture. This appears to have represented a change in the position of the Internal Revenue Service. Parties to Section 457(f) arrangements should consult with their own tax counsel to determine the impact on their plans and the need for amendment, if any.

NON-QUALIFIED ANNUITY FOR SEC.457(f) DEFERRED COMPENSATION PLANS.

These are deferred compensation arrangements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by state or local governments or non-church tax-exempt organizations. In this arrangement the tax exempt entity (e.g., a hospital) contributes your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified annuity which may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

When deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the IRS and the courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue. Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.457(f) deferred compensation plan should



[SNOOPY GRAPHIC]

                                                                        FFA- 109
consult with their own tax advisors regarding the major Federal tax issues under sec.457.

NON-QUALIFIED ANNUITY FOR SEC.451 DEFERRED FEE ARRANGEMENTS.
Under sec.451 deferred fee arrangements, a third party which is a tax-exempt entity (e.g., a hospital) enters into an arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of sec.451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

A trust established by the tax-exempt entity will own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.

NON-QUALIFIED ANNUITY FOR SEC.451 DEFERRED COMPENSATION PLANS.


Under a sec.451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in

FFA- 110
which the amounts are paid or made available to them unless, under the method of accounting used in computing taxable income, such amounts are to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

A sec.451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct, as compensation, the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, sec.451 rather than sec.457 should apply to their deferred compensation plans. Tax exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the annuity.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.

NON-QUALIFIED ANNUITY FOR SEC.457(e)(11) SEVERANCE AND DEATH BENEFIT PLANS. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified annuity, the trust may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the annuity.

The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance




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                                                                        FFA- 111
pay" and a "bona-fide death benefit" plan as described in sec.457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan, sec.451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income, such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and a "bona-fide death benefit" plan, your deferral amounts are subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

SPECIAL TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITY FOR SEC.457(e)(11) SEVERANCE AND DEATH BENEFIT PLANS.
There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under 457(e)(11), the application section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement, would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

NON-QUALIFIED ANNUITY FOR SEC.415(m) QUALIFIED GOVERNMENTAL EXCESS BENEFIT
PLANS.
Section 415(m) qualified governmental excess benefit plans are available to state and local governments which sponsor plans subject to the sec.415 limits on the amount of annual plan contributions and benefits. If a qualified governmental excess benefit arrangement meets certain requirements, it could provide benefits that cannot be provided under a government plan subject to the sec.415 limits. For purposes of the qualified governmental excess benefit arrangement, participants are taxed the same way as if the arrangement were a non-qualified deferred compensation plan maintained by an employer not exempt from tax. Since qualified governmental excess benefit arrangements were introduced into the tax law in August, 1996, and since many aspects of these arrangements have yet to be clarified by the IRS, entities considering the purchase of this annuity to fund a qualified governmental excess benefit plan should consult with their own tax

FFA- 112
advisors regarding the application of the relevant rules to their particular situation.

PEDC

GENERAL

PEDC plans are available to State or local governments and certain tax-exempt organizations as described in sec.457 of the Code. The plans are not available for churches and qualified church-controlled organizations.

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.

Generally, monies in your annuity can not be "made available" to you until you:

*   Reach age 70 1/2

*   Leave your job

*   Have an unforeseen emergency (as defined by the Code)

MINIMUM DISTRIBUTION

The minimum distribution rules for contracts issued to PEDC plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.

SPECIAL RULES

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on an agreement in writing on August 16, 1986).
LEGAL PROCEEDINGS


MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this Prospectus, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the Contracts.


                                                                        FFA- 113

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                       TSA         403(a)      PEDC                          Non-Qualified
                       Deferred    Deferred    Deferred       IRA Deferred   Deferred
                       and         and         and            and            and
                       Income      Income      Income         Income         Income
                       Annuities   Annuities   Annuities(1)   Annuities(2)   Annuities
California...........  0.5%        0.5%        2.35%          0.5%(3)        2.35%
Maine................  --          --          --             --             2.0%
Nevada...............  --          --          --             --             3.5%
Puerto Rico..........  1.0%        1.0%        1.0%           1.0%           1.0%
South Dakota.........  --          --          --             --             1.25%
West Virginia........  1.0%        1.0%        1.0%           1.0%           1.0%
Wyoming..............  --          --          --             --             1.0%

----------------

(1)PREMIUM TAX RATES APPLICABLE TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "403(a) DEFERRED AND INCOME ANNUITIES."

(2) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

(3)WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2005 METROPOLITAN LIFE INSURANCE COMPANY

                                                          [LUCY'S TAXES GRAPHIC]
FFA- 114

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                                                        FFA- 115

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM... ...     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     3
EXPERIENCE FACTOR................. .................     3
VARIABLE INCOME PAYMENTS............. ..............     3
INVESTMENT MANAGEMENT FEES............ .............     6
ADVERTISEMENT OF THE SEPARATE ACCOUNT....... .......     9
VOTING RIGHTS................... ...................    11
ERISA....................... .......................    12
TAXES....................... .......................    13
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........     1


[PEANUTS GANG GRAPHIC]

FFA- 116

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth
    Portfolio

[ ] Fidelity Variable Insurance Products Funds

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

                                    Name -------------------------------
-------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893